                                      MFS -REG-/ SUN LIFE SERIES TRUST

                       SEMIANNUAL REPORT - JUNE 30, 1999

                       BOND SERIES
                       GLOBAL ASSET ALLOCATION SERIES
                         (FORMERLY WORLD ASSET ALLOCATION SERIES)
                       GLOBAL GOVERNMENTS SERIES
                         (FORMERLY WORLD GOVERNMENTS SERIES)
                       GLOBAL TOTAL RETURN SERIES
                         (FORMERLY WORLD TOTAL RETURN SERIES)
                       GOVERNMENT SECURITIES SERIES
                       HIGH YIELD SERIES
                       INTERNATIONAL GROWTH AND INCOME SERIES
                       MFS -REGISTERED TRADEMARK-/FOREIGN & COLONIAL EMERGING
                         MARKETS EQUITY SERIES
                       MONEY MARKET SERIES
                       STRATEGIC INCOME SERIES
                       ZERO COUPON SERIES, PORTFOLIO 2000
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MFS -Registered Trademark- Original Research-SM-

Research has been central to investment management
at MFS since 1932, when we created
one of the first in-house research
departments in the mutual fund industry.
Original Research-SM- at                                                  [LOGO]
MFS is more than just crunching
numbers and creating economic
models: it's getting to know each
security and each company personally.

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NOT FDIC INSURED    MAY LOSE VALUE    NO BANK GUARANTEE
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
LETTER FROM THE CHAIRMAN

DEAR CONTRACT OWNERS,

It has been almost two years since financial turmoil began to rock markets in Asia, Russia, and Latin America. Even developed markets such as Europe and the United States were not immune. In the U.S. equity market, for example, investors focused on a narrow group of 50 of the largest-company growth stocks because they seemed to offer less volatility in uncertain times. Fixed-income investors also became more concerned about risk, moving money into U.S. Treasury securities and out of corporate and municipal bonds and mortgage-backed securities.

The narrowness of the market was just one of three broad issues that dominated the U.S. equity market until recently. The other two were a slowdown in corporate earnings growth and high valuations, with stocks of many companies selling at extremely high prices relative to their earnings.

Although these have been challenging issues, we now see signs that we feel demonstrate each one is changing for the better. Today, we believe the markets are presenting more opportunities for investors to diversify, for our portfolio managers to find good values, and for us to show the benefits of staying with our long-term objectives and strategies. Investors seem to be regaining confidence in a wider range of companies. Stocks of some small and mid-sized companies, as well as some large industrial companies, have begun to perform better in the past few months than they had for the previous year or so. These companies appear to have benefited from early signs of stability in emerging markets and a continuation of economic growth in the United States.

U.S. companies also have produced better earnings. Corporate earnings were, on average, relatively flat in 1998. However, we expect earnings to grow 12% to 14% this year because more companies have benefited from the strong economy and from aggressive consolidation and cost-cutting measures they have taken over the past several years.

Based on their earnings projections, our analysts estimate that the U.S. stock market is still about 30% overvalued. While there has been some shift to a wider group of stocks, many investors are still focusing on the large-company stocks. As a result, most of the overvaluation is in the 50 largest stocks in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. That means about 450 stocks are selling at more attractive prices, particularly given what we see as the improved earnings outlooks for these and many small and mid-sized companies not in the S&P 500. These companies also benefit from consolidation, cost cutting, and global growth. Because they are smaller, they may be able to respond to these changes more quickly, and thus they have the potential to grow faster than the big companies.

The fixed-income markets, meanwhile, seem to be approaching the level of relative stability they enjoyed before the Asian turmoil. Some credit for this stability goes to the Federal Reserve Board (the Fed), which has reassured investors that it will act to prevent rapid economic growth from causing higher inflation and reduced purchasing power. Also, once investors saw that the overseas turmoil had little, if any, effect on the financial strength of most domestic bond issuers, the major non-Treasury markets -- corporate, municipal, and mortgage -- began to rebound. Our portfolio managers are now finding more opportunities to buy bonds with relatively stable prices and attractive yields.

The past two years have challenged investors. However, we believe we are well positioned for the current environment because our analysts and portfolio managers continue to rely on MFS-Registered Trademark- Original Research-SM- to help evaluate the long-term investment potential of each holding being considered for our portfolios. Also, we believe our discipline of staying with our clearly defined investment strategies can help us offer investment products with the potential to sustain returns over a variety of market cycles.

We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

/s/ John D. McNeil

John D. McNeil
Chairman
Board of Trustees

July 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

BOND SERIES
For the six months ended June 30, 1999, the Series provided a total return of -1.69%, which compares to a -1.73% return for the average corporate debt "BBB"- rated fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance. The Series' return also compares to a -2.28% return for the Lehman Brothers Government/Corporate Bond Index (the Lehman Index). The Lehman Index is an unmanaged, market-value-weighted index of U.S. Treasury and government-agency securities (excluding mortgage-backed securities) and investment-grade debt obligations of domestic corporations.

At the beginning of 1999, the Series' performance still was being impacted negatively by ongoing turmoil in emerging markets and last summer's Russian bond default. Because of these events, investors moved money into what they saw as the safest securities -- U.S. Treasuries. As a result of the higher demand, interest rates on Treasuries fell while rates on everything else, including emerging market and corporate debt, increased. This

                                                                               1
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MANAGEMENT REVIEW AND OUTLOOK -- continued
sequence of events hurt the Series because we had a relatively heavy position in corporate bonds.

In recent months, however, emerging markets have begun to rebound, and the continuing strength of the U.S. economy, along with low U.S. inflation, is supporting corporate bonds. The Series' largest positions are in securities of U.S. corporations with strong and improving credit fundamentals, and we have added to those positions recently. We also have begun to re-enter emerging markets, but we are investing only in countries that we think have made the most progress toward economic reform, such as Mexico and South Korea.

The Series is at its maximum exposure of 20% to high-yield securities, and we are maintaining this weighting. Many U.S. high-yield issuers have seen increased sales as a result of the strong economy, which has helped them maintain healthy balance sheets and meet their debt payments. We have decreased the Series' weightings in mortgage-backed securities and U.S. government-agency securities because we felt there were better opportunities in the corporate market.

At roughly 25% of the portfolio, our position in cyclical industries -- businesses that can benefit from strengthening economic cycles -- is its highest in five years. We selectively are adding holdings in cyclical industries, such as transportation and paper, that we think will perform well if the economy remains strong. For example, we established a position in Union Pacific Corporation. Not only is this company increasing shipments because of general economic growth, but it is also a turnaround story. When Union Pacific acquired Southern Pacific a few years ago, it had a lot of logistical problems integrating the two railroad systems. But the company seems to have fixed most of its operational problems and has regained any business it had lost to truckers and other railroads. We added paper and packaging companies to the portfolio because businesses need more boxes to ship their products to customers.

The Series also has a relatively large position in entertainment and telecommunications, a sector in which several companies' bond ratings have moved up from the high-yield to the investment-grade category. These companies took on a lot of debt in the early and mid-1990s to build networks and make some big acquisitions. Now, their networks are providing revenue, and they have reaped the benefits of their acquisitions by cutting costs, generating more cash flow, and paying off debt. Examples include Time Warner, which bought Turner Broadcasting, and MCI WorldCom, the result of the takeover of MCI by WorldCom.

Looking ahead, we think the fixed-income environment could become a little more difficult as the year progresses. The economy grew very strongly in the fourth quarter of 1998 and the first quarter of 1999, and it will be hard to sustain such a rapid growth rate. If there is an economic slowdown, revenues could decrease and some companies could have trouble meeting their debt payments. Therefore, if we see any signs of slowing in the economy, we plan to reduce our exposure to corporates and cyclicals and go back to more traditional holdings such as utilities.

GLOBAL ASSET ALLOCATION SERIES
For the six months ended June 30, 1999, the Series provided a total return of 3.55%, which compares to returns over the same period for the following unmanaged indices: 12.23% for Standard & Poor's 500 Composite Index (the S&P
500), a popular, unmanaged index of common stock total return performance, 4.11% for the Morgan Stanley Capital International (MSCI) Europe, Asia, Far East
(EAFE) Index, an unmanaged index of international stocks; -1.07% for the Lehman Brothers Aggregate Bond Index, an index of government and corporate bonds including U.S. Treasury, agency, corporate bond, and mortgage-backed securities; and -9.33% for the J.P. Morgan Non-Dollar Government Bond Index, an index of international bonds.

The Series utilizes an investment process that combines elements of both quantitative and fundamental research in our efforts to deliver high risk-adjusted performance. A proprietary quantitative model assists us in determining the top-level allocation to equity and fixed-income markets around the world. Then, within each market, we base individual security selection on MFS-Registered Trademark- Original Research-SM-.

Throughout the first half of 1999, we maintained what we considered a defensive posture with respect to our top-level equity weighting. This posture was based primarily on current high valuations prevalent throughout global equity markets, which leave valuations extremely vulnerable to negative news. In addition, the favorable interest-rate environment which has supported the equity markets over the past several years has become less favorable as rates increased. Global interest rates were generally higher at the end of the period than at the start of the year, and the Federal Reserve Board (the Fed) recently raised the federal funds rate by 25 basis points. We believe that any sign of unsustainable economic growth or inflation would lead to further rate increases. While we did not benefit from this defensive posture during the first half of the year, we feel that the current risk-reward tradeoff at these valuation levels suggests that the risk is greater to the downside and we will eventually be rewarded. We continue to remain well diversified with almost half of our equity assets invested outside the United States.

With respect to the fixed-income markets, we maintained an underweight position in U.S. Treasury securities for the better part of this year, which contributed positively to performance as interest rates have generally been on the rise. We have been overweight in the European government bond markets because we believe the slow growth expectations and anticipated convergence of interest

2
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MANAGEMENT REVIEW AND OUTLOOK -- continued
rates in non-euro countries (for example, Denmark and Sweden) to euro rates may benefit the portfolio. We also have held a large position in the Japanese bond market since February. The emphasis on international bonds has contributed positively to performance because European bond markets delivered better performance than the U.S. bond market and the Japanese bond market has been the best-performing government bond market so far this year. As we begin to see signs of stronger growth in Europe and Japan, we may reduce our allocation to international government bonds.

We have opportunistically invested in both the U.S. high yield and emerging debt markets, tactically allocating between the high yield and emerging debt markets in response to changing patterns of relative available reward. We emphasized high yield bonds early in the year because they compared favorably to U.S. Treasuries. When equity markets rebounded strongly in the fourth quarter of 1998 from the sell-off in July and August, credit markets did not recover to the same degree and thus were undervalued coming into the start of 1999. As a result, we captured much of the emerging market debt rally over the last several months while managing to avoid the significant widening of spreads in May. We will continue to seek to improve performance through relative value trades of this nature going forward.

GLOBAL GOVERNMENTS SERIES
For the six months ended June 30, 1999, the Series provided a total return of -7.19%, which compares to a -7.17% return for the Salomon Brothers World Government Bond Index (the Salomon Index), an index made up of government bonds with remaining maturities of at least five years.

Almost all global fixed-income markets (the notable exception being Japan's) were weak throughout the first half of 1999. By the end of 1998, bond markets feared the worst after the emerging market crisis, and yields dramatically fell in anticipation of a global recession. However, so far in 1999, global consumer demand has not decreased. On the contrary, in many countries consumption is on the increase, particularly in the United States and now in Europe.

As a result of a vibrant U.S. economy and the pick-up in global growth, the Fed raised overnight rates by 25 basis points at the end of June, thereby partially reversing their easing bias caused by the credit crisis of 1998. At the same time, most other developed countries experienced higher interest rates because their markets anticipated similar increases by central bankers.

During the first half of 1999, absolute returns for the portfolio were negatively impacted by weak bond markets and a strong U.S. dollar. Relative to the Salomon Index, returns were helped by our having shortened the duration of the portfolio in anticipation of higher rates. In addition, an overweighting in the U.S. dollar versus the euro and yen added to relative outperformance. Relative to the Salomon Index, performance was hurt by overweight positions in Sweden, Denmark, and a small weighting in emerging markets.

As economic growth has begun to pick up outside the United States, central bankers have grown increasingly worried about demand/pull inflation, even though there still appears to be little or no ability for manufacturers to increase prices. If inflation were to become a problem, it would probably first become apparent through wages, especially in the United States, where unemployment is at all-time lows. Central bankers have adopted either a neutral position or a bias toward raising interest rates in order to preempt situational inflation. Short term, such a scenario will most likely result in higher interest rates. Consequently, the portfolio will maintain a bias toward short duration until the markets become more comfortable with the fact that restrictive monetary policy is ultimately positive for bond yields in an environment with minimal inflation pressures. The specific bond markets we think we will continue to favor will be the larger core markets such as the United States and Germany, as well as less developed markets such as Greece and Denmark, which are favorable candidates for inclusion in European monetary union.

GLOBAL TOTAL RETURN SERIES
For the six months ended June 30, 1999, the Series provided a total return of -0.50%, which compares to a 6.23% return for the average global flexible fund tracked by Lipper Analytical Services, Inc. The Series' return also compares to a 9.62% return for the Lipper Global Flexible Fund Index and to a 2.01% return for a benchmark made up of 60% of the MSCI World Index and 40% of the J.P. Morgan Global Government Bond Index (the Morgan Index). The MSCI World Index is a broad, unmanaged index of global equities; the Morgan Index is an aggregate of actively traded government bonds issued by 13 countries, including the United States, with remaining maturities of at least one year. The Lipper mutual fund indices are unmanaged, net-asset-value-weighted indicies of the largest qualifying mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gains distributions and income dividends.

The Series invests for total return in stocks and bonds. Our stock portfolio emphasizes large, financially strong companies, particularly in the United States, Japan, and Europe. Using MFS-Registered Trademark- Original Research-SM-, we look for companies that have histories of market leadership and strong earnings growth. On the fixed-income side, our holdings are virtually all government-issued bonds from major European countries, the United States, and Japan. Our philosophy is, if we need bonds to help cushion declines in the world's stock markets, we want to hold high-quality bonds.

The Series' positions in technology stocks are lower than those of the indices, or in the portfolios of many of our

                                                                               3
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MANAGEMENT REVIEW AND OUTLOOK -- continued
competitors, and this has detracted from performance. The technology sector has been one of the most powerful areas of the stock market but, because prices of technology stocks tend to be quite volatile, we remain underweighted in them. In addition, we had fewer Japanese and more European holdings than our competitors. While this underweighting in Japan has served us well for several years, it hurt us in the past few months because Japanese stocks have made big gains and European stocks have underperformed.

The Series has benefited from good performance by Mannesmann, a German telecommunications company, Tyco International, a U.S. conglomerate, and Takeda Chemical, a Japanese pharmaceutical company that does a lot of export business. Also, we've seen strong performance by Compass, a British food services company. We believe these are four well-run businesses with steadily growing profits.

Until recently, our U.S. holdings focused on three major sectors: pharmaceuticals, financial services, and energy. We have reduced our positions in the first two sectors. Although our pharmaceutical and financial services holdings performed well, we felt their prices were high, considering their declining earnings growth. However, we have maintained our positions in energy, including Exxon and Royal Dutch Petroleum. This sector has performed well lately in response to rising oil and gas prices.

In other sectors, we have eliminated some underperforming stocks and considerably reduced our position in others. For example, our position in Tomkins (a British conglomerate involved in factory automation, energy, baking, transportation, and other businesses) has been eliminated. At one point, Tomkins was one of the 10 largest holdings in the portfolio, but the company's management recently has had problems executing its strategy.

Meanwhile, we bought Cable & Wireless in the United Kingdom, Hellenic Telecom in Greece, and Telecom Italia Mobile in Italy. The growth in telecommunications has helped almost all of the major companies in this industry. We also bought Banco Popular, a Spanish bank. We believe that it's a very well-run bank but, as European banks continue to consolidate, Banco Popular could be bought out, possibly at a premium.

Although the European economy has been relatively strong, it began to show some weakness earlier this year. The portfolio's weighting in Europe has stayed about the same over the past several months, but several of the holdings have been changed. For example, we bought Castorama-Dubois, a rapidly growing French retailer similar to Home Depot that has benefited from increasing consumer spending in Europe.

Looking ahead, we expect to see gains in all three major areas of the world: the United States, Europe, and perhaps Japan. Interest rates and inflation remain low, and the U.S. economy has grown at a strong rate. The United States may pull along all of the other major economies, with the possible exception of Japan, which has to do more on its own to stimulate growth.

GOVERNMENT SECURITIES SERIES
For the six months ended June 30, 1999, the Series provided a total return of -2.03%, which compares to a -2.67% return for the average U.S. government fund tracked by Lipper Analytical Services, Inc. The Series' return also compares to a -1.14% return for the Lehman Brothers Government/Mortgage Index (the Lehman Index), an unmanaged index of U.S. Treasury, government-agency, and mortgage-backed securities.

The interest-rate sensitivity of the Series has been about the same as that of the Lehman Brothers Intermediate Government Bond Index (an unmanaged index comprised of issues of the U.S. government and its agencies with remaining maturities of less than 10 years), which has helped limit its price volatility in a period of rising interest rates. We reduced holdings of longer-maturity bonds because their prices would decline the most sharply if interest rates continued to rise. However, if interest rates do rise enough to slow the economy over the next few months, we will consider slightly increasing the Series' long-term bond position in an effort to gain additional yield.

The Series benefited from our response to the turmoil in investment markets following last summer's Russian bond default. Because of that event, interest rates on non-Treasury agency securities increased dramatically, and their yield spreads to Treasuries widened. We were able to take advantage of this situation by adding government-agency securities at what we felt were attractive yield levels. This has benefited the Series because interest rates on these securities have fallen, but their prices have risen less than interest rates on comparable-maturity Treasuries.

In the near term, we think the bond markets will continue to look for signs that could lead to an additional interest-rate increase by the Federal Reserve Board (the Fed). Just as the bond markets have had to adjust to stronger economic growth in the United States, they will now have to adjust to signs of economic stability in Asia and Latin America and signs of renewed growth in Europe. While we believe yields on two-year Treasury securities should stay in a relatively narrow range, yields on Treasuries with longer maturities should reflect investor perception about economic growth. Interest rates may increase to rein in a surging economy and quell inflation fears if investors believe growth is too strong. However, since we believe inflation should remain in check, we think any rate increase will be limited and will present us with an opportunity to buy select higher-yielding securities.

4
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MANAGEMENT REVIEW AND OUTLOOK -- continued

HIGH YIELD SERIES
For the six months ended June 30, 1999, the Series provided a total return of 5.02%, which compares to a return of 3.56% for the average high current yield fund tracked by Lipper Analytical Services, Inc. The Series' return also compares to a 2.20% return for the Lehman Brothers High Yield Bond Index, an unmanaged index of noninvestment-grade corporate debt, and to a 3.85% return for the Lipper High Yield Bond Fund Index.

The Series has benefited from a favorable economic environment for high-yield securities -- specifically, moderate economic growth and low inflation in the United States. The continued strength of the U.S. economy in 1999 has helped strengthen investor confidence in the high-yield market as companies generally have posted improved operating results.

However, the Series' slight underweighting in the energy sector, plus the fact that we owned higher-quality bonds within that sector, detracted from performance. As oil prices rose recently, we missed the bond price rally by medium-quality energy companies. At the same time, however, our focus on high-quality issuers meant that we avoided the numerous bankruptcies among the low-rated, high-yield energy companies earlier in the year.

We believe the telecommunications sector still offers the best investment opportunities in the high-yield market. Since the deregulation of this industry in 1996, several companies have issued high-yield bonds to help fund the development of their communications networks. These companies have benefited from the tremendous increase in voice and data traffic, which was driven in part by the growth in Internet usage. Examples include MetroNet, a dominant competitive local exchange company in Canada. Bonds issued by MetroNet appreciated when it was announced that the company would merge with AT&T Canada, an investment-grade company with considerably better financial resources. Finally, our position in Nextel Communication, a company that provides wireless telecommunications services, rose in value after Microsoft announced that it would invest $600 million in the company.

The Series' second-largest industry is media. We have been investing in cable companies since the mid-1980s. On its own, we think cable is a good, defensive industry that tends to have steady revenue streams through varying economic conditions. Now, cable television systems are being recognized as efficient ways to deliver high-speed Internet services to the home, which makes this industry even more attractive to us. An example of our cable television holdings is Charter Communications.

The Series' overseas holdings are primarily in Europe, where our focus is the same as on our domestic holdings. We like telecommunications and media companies such as Esprit Telecom, a U.K.-based telecommunications company. Europe was slower to deregulate these industries than the United States, but we now are seeing more bonds being issued by cable and telecommunications companies in Germany, France, Spain, and the United Kingdom.

INTERNATIONAL GROWTH AND INCOME SERIES
For the six months ended June 30, 1999, the Series provided a total return of -0.49%, which compares to returns of 6.90% for the Lipper International Funds Index and 4.11% for the MSCI EAFE Index.

The Series' underweighting in Japan and our holdings in Europe hurt performance. We were underweighted in Japan because we did not find enough companies that we thought had favorable earnings growth outlooks. However, for the past several months the Japanese stock market has performed very well, thanks in large part to the influx of foreign money.

We will continue to be cautious on Japan until we see concrete signs of its recovery. Lower interest rates have helped, but fundamental reforms of the financial system are still needed. We are, however, maintaining positions in some Japanese companies, particularly those with global franchises, such as Canon, an electronic and photographic equipment manufacturer, and Takeda Chemical, a pharmaceutical company. These companies have production and distribution facilities around the world, so they do not need a vibrant Japanese economy to be profitable. We also have positions in companies attempting "western-style" restructurings.

Meanwhile, although the benefits of European monetary union (EMU) are taking longer to develop than expected, we believe the common currency will in time make European companies more competitive and profitable because they will have to cut costs and be more efficient if they want to gain market share across borders. Some European companies in the portfolio already seem to be well on their way to achieving this goal, including Compass, a British food services company, Pinault-Printemps, a major French department store chain, and Mannesmann, a German metal-fabricating company that has turned itself into one of the leading cellular telephone companies in Europe.

The Series has a very small exposure to emerging markets because it emphasizes high-quality companies producing steady earnings, and emerging market stocks tend to be quite volatile. We do own Panamerican Beverages, a Mexican bottling company with plants throughout Latin America. We think Panamerican should be able to capitalize on the region's emergence from recession.

Among U.S. holdings, Tyco International continues to perform well. The company has made several good acquisitions and, through consolidation and cost cutting, has gotten excellent value out of those acquisitions. We also like American International Group (AIG), a large

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MANAGEMENT REVIEW AND OUTLOOK -- continued
multiline insurance company that we expect to be one of the first U.S. financial services firms to benefit from the rebound of Asian markets. Other American financial services companies are just getting their feet wet in the Far East, but AIG has been involved in that region for several decades.

Going forward, we think there will be some economic slowing in the second half of the year. Because of continued economic growth in the United States and renewed growth in emerging markets, bond investors have put upward pressure on interest rates to help compensate for the potential effects of inflation. Higher interest rates could mean slower economic growth as well as reduced revenues for some companies in the portfolio. But, whatever happens, we will continue to select stocks based on companies' individual merits and long-term business outlooks; macroeconomic considerations will be secondary.

MFS-REGISTERED TRADEMARK-/FOREIGN & COLONIAL EMERGING MARKETS EQUITY SERIES For the six months ended June 30, 1999, the Series provided a total return of 29.24%. This compares to a 38.41% return for the MSCI Emerging Markets Free
(EMF) Index, a broad, unmanaged, market-capitalization-weighted index of equities in emerging markets, and to a 35.10% return for the Lipper Emerging Markets Funds Index.

The crisis in Russia in August of 1998, which triggered a widespread decline in global financial markets, was the most significant factor in the Series' recent underperformance. Although our weighting in Russia at the time made up less than 5% of the Series' total assets, the Russian government's decision to default on its domestic debt and devalue the ruble had a broad negative impact on emerging market investments.

However, once the immediate impact of the Russian crisis passed, investors noticed that economic reforms were contributing to a gradual recovery in Asia. Markets in the region began to rebound in the fourth quarter of 1998 following their decline over the previous 18 months. This rebound triggered a wider recovery in emerging markets, particularly in Asia and Latin America. The rebound also was aided by central bankers around the world, who aggressively cut interest rates last year in an effort to keep credit available. The excess liquidity created by cheaper credit is now finding its way into emerging stock markets. Also, commodity prices, led by oil, have recovered significantly in the past few months, and emerging markets that depend on commodity exports have benefited. Finally, we think there are now signs that U.S. economic growth is accelerating and that the Japanese economy is beginning to recover thanks to government spending that has boosted consumer and business demand.

The most recent catalyst for the improvement in emerging markets was the devaluation of the Brazilian currency in January, which led to additional flows of capital. We also have seen further evidence of an Asian recovery, especially in South Korea and Thailand, where governments have taken aggressive measures to reform their financial markets and curtail speculative development.

Because of what we see as an improved Asian investment climate, we have shifted away from Europe, the Middle East, and Africa and toward Asia. We did this because the former markets have not shown the signs of recovery we have seen in Asia and because we believe there are more investment opportunities in Asia. Specifically, we have added to our positions in South Korea, the Philippines, Thailand, and Singapore. In South Korea, Pohang Iron and Steel is a major holding that we believe will benefit from its strong global position in the steel sector.

In Latin America, we have major positions in Brazil and Mexico. In Brazil, we believe the utilities sector remains attractive due to steady earnings and cheap prices relative to cash flow. A major Brazilian holding continues to be Telesp Participacoes, a telecommunications company.

Looking ahead, we believe emerging market economies are beginning to benefit from the aggressive fiscal and economic reforms most of them undertook in the past year or so. However, we believe the near-term potential for corporate earnings growth is greater in some of these markets than in others. Our outlook is reflected in the portfolio's allocation to South Korea, Thailand, and Brazil. We believe they should benefit from global investors' renewed interest in the asset class.

MONEY MARKET SERIES
Interest rates on short-term (90-day) securities increased approximately 35 basis points between December 31, 1998, and June 30, 1999. The federal funds rate began 1999 at 4.75%. On June 30 1999, the Federal Reserve Board (the Fed) raised that rate by 25 basis points. Because of this, we targeted 35 days for the average maturity.

We continue to limit the Series' investments to securities issued or guaranteed by the U.S. Treasury, agencies, or instrumentalities of the U.S. government, as well as to the highest-quality corporate and bank issues, in order to provide maximum security against credit risk. On June 30, 1999, approximately 48% of the portfolio was invested in commercial paper, with the balance invested in U.S. government or government-guaranteed issues.

We expect short-term interest rates to remain flat to slightly higher over the next few months.

Investments in the Series are not insured or guaranteed by the Federal Deposit Insurance Corp. or any other government agency. Although the Series seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Series.

STRATEGIC INCOME SERIES
For the six months ended June 30, 1999, the Series provided a total return of 2.06%, which compares to a 0.82% return for the average multisector income fund tracked by Lipper Analytical Services, Inc. The Series' return also compares to the following unmanaged indices: -2.28% for the Lehman Brothers Government/Corporate Bond Index (the Lehman Index), -7.17% for the Salomon Index, and 2.82% for the Credit Suisse First Boston High Yield Index (the Credit Suisse Index). The Lehman Index is weighted by market value and consists of all U.S. Treasury and U.S. government-agency debt and of all publicly issued fixed-rate, nonconvertible, investment-grade domestic corporate debt. The Credit Suisse Index is a portfolio priced by traders to mirror the performance of the high-yield debt market.

The Series seeks to provide a competitive yield and to capitalize on what we believe are the most favorable opportunities among a diversified range of government and corporate fixed-income markets in the United States and overseas. Over the past few months, we have increased our percentage of assets dedicated to corporate bonds, reflecting our confidence in the momentum of the U.S. economy. Also, we have increased our cash position because concerns about interest-rate increases by the Fed have rattled the bond markets.

The Series' emerging market debt holdings and high-yield corporate bonds have contributed to performance. Toward the end of last year, we began to see signs of recovery in emerging markets and selectively bought bonds from these markets at attractive prices. Since then, bond prices have increased steadily as countries such as Thailand have taken meaningful steps toward economic reform. Also, the Latin American recession was not as bad as people feared. There had been concern that Brazil was going to default on its debt. That didn't happen, primarily because the Brazilian government undertook important economic reforms while keeping inflation in check. Also, the continued strength of the U.S. economy in 1999 has helped the high-yield market rebound. Investor confidence in this market is once again high as companies issuing high-yield bonds can generate revenue and meet their debt payments.

The Series' corporate bonds also have helped performance. After last summer's liquidity crisis in certain bond markets, investor concern about risk increased, leading to an aggressive sell-off of high-yield and high-grade corporate bonds. One sector that was hurt was convertible bonds, which can be exchanged into stock of the companies that issue them. Because of the sell-off, many convertible bonds fell to prices that were less than stock values. We took this opportunity to buy select convertible bonds at what we viewed as attractive prices, including Colt Telecom Systems in the United Kingdom, Singapore Telecommunications, and Silicon Graphics in the United States, a company that makes systems to produce 3-D computer images. All of these companies have strong businesses, and their bonds performed very well after we bought them. We have since sold all three positions because we felt their prices were at a point that reflected the companies' full values.

At this time, we think the environment is still very favorable for bonds. The European Central Bank recently lowered short-term interest rates by half a percentage point. That pressured the rest of the world to lower -- or at least not raise -- rates. In the United States, high productivity and steady economic growth suggest that inflation is well contained. Inflation-adjusted interest rates in the United States are high compared to other countries, which means there is still room for U.S. rates to come down. We think bond prices in the corporate and emerging market sectors could advance further because their prices declined excessively as the result of last year's crisis.

ZERO COUPON SERIES, PORTFOLIO 2000
For the six months ended June 30, 1999, the Series provided a total return of 0.97%. Intermediate-term U.S. Treasury notes moved higher during the period, with yields on two-year Treasuries ranging from 4.40% to 5.75%. The portfolio consists of discounted coupon or principal payments that are stripped from U.S. Treasury securities in order to provide a predictable and compounded rate of return. With no interest payments prior to maturity, these portfolios are more sensitive to interest-rate changes than comparable bond funds with similar maturities. While there will be fluctuations within the portfolio subject to interest-rate moves, all portfolio holdings are guaranteed by the U.S. Treasury at maturity. (While the guarantees do not apply to the individual units of the Series, they assure a specified return to contract owners who hold their units to the maturity of the Series.)

                            ------------------------

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

Except for the Zero Coupon Series, Portfolio 2000, all of the portfolios are actively managed, and current holdings may be different.

PERFORMANCE SUMMARY

Because MFS-Registered Trademark-/Sun Life Series Trust is designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. (See Notes to Performance Summary for more information.)

   AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH JUNE 30, 1999

BOND SERIES

                                     6 Months   1 Year   Life*
---------------------------------------------------------------
Cumulative Total Return                -1.69%   +3.03%   +5.09%
---------------------------------------------------------------
Average Annual Total Return             --      +3.03%   +4.41%
---------------------------------------------------------------

*For the period from the commencement of the Series' investment operations, May 6, 1998, through June 30, 1999.
GLOBAL ASSET ALLOCATION SERIES(3)

                                6 Months  1 Year   3 Years   Life*
-------------------------------------------------------------------
Cumulative Total Return           +3.55%   +0.49%  +29.04%  +68.26%
-------------------------------------------------------------------
Average Annual Total Return        --      +0.49%  + 8.87%  +12.62%
-------------------------------------------------------------------

*For the period from the commencement of the Series' investment operations, November 7, 1994, through June 30, 1999.

GLOBAL GOVERNMENTS SERIES(3)

                           6 Months  1 Year   3 Years  5 Years  10 Years
------------------------------------------------------------------------
Cumulative Total Return     -7.19%    +5.49%  +11.90%  +32.38%  +106.29%
------------------------------------------------------------------------
Average Annual Total
    Return                   --       +5.49%  + 3.82%  + 5.77%   + 7.51%
------------------------------------------------------------------------

GLOBAL TOTAL RETURN SERIES(3)

                                6 Months  1 Year   3 Years   Life*
-------------------------------------------------------------------
Cumulative Total Return           -0.50%   +6.08%  +45.21%  +81.15%
-------------------------------------------------------------------
Average Annual Total Return        --      +6.08%  +13.24%  +13.64%
-------------------------------------------------------------------

*For the period from the commencement of the Series' investment operations, November 7, 1994, through June 30, 1999.

GOVERNMENT SECURITIES SERIES(1)

                           6 Months  1 Year   3 Years  5 Years  10 Years
------------------------------------------------------------------------
Cumulative Total Return     -2.03%    +2.48%  +20.65%  +40.08%  +106.59%
------------------------------------------------------------------------
Average Annual Total
    Return                   --       +2.48%  + 6.46%  + 6.97%   + 7.53%
------------------------------------------------------------------------

HIGH YIELD SERIES(2)

                           6 Months  1 Year   3 Years  5 Years  10 Years
------------------------------------------------------------------------
Cumulative Total Return     +5.02%    +0.31%  +30.22%  +58.17%  +143.56%
------------------------------------------------------------------------
Average Annual Total
    Return                   --       +0.31%   +9.20%   +9.60%    +9.31%
------------------------------------------------------------------------

INTERNATIONAL GROWTH AND INCOME SERIES(3)

                                6 Months  1 Year   3 Years   Life*
-------------------------------------------------------------------
Cumulative Total Return           -0.49%   +1.19%  +29.61%  +37.00%
-------------------------------------------------------------------
Average Annual Total Return        --      +1.19%  + 9.03%  + 8.77%
-------------------------------------------------------------------

*For the period from the commencement of the Series' investment operations, October 2, 1995, through June 30, 1999.

MFS-REGISTERED TRADEMARK-/FOREIGN & COLONIAL EMERGING MARKETS EQUITY SERIES(3)

                                6 Months  1 Year   3 Years   Life*
-------------------------------------------------------------------
Cumulative Total Return          +29.24%   +9.75%   -0.12%   -0.03%
-------------------------------------------------------------------
Average Annual Total Return        --      +9.75%   -0.04%   -0.01%
-------------------------------------------------------------------

*For the period from the commencement of the Series' investment operations, June 5, 1996, through June 30, 1999.

STRATEGIC INCOME SERIES(2)

                                     6 Months  1 Year    Life*
---------------------------------------------------------------
Cumulative Total Return                +2.06%   +1.36%   +2.47%
---------------------------------------------------------------
Average Annual Total Return             --      +1.36%   +2.14%
---------------------------------------------------------------

*For the period from the commencement of the Series' investment operations, May 6, 1998, through June 30, 1999.

ZERO COUPON SERIES, PORTFOLIO 2000

                           6 Months  1 Year   3 Years  5 Years  10 Years
------------------------------------------------------------------------
Cumulative Total Return     +0.97%    +5.19%  +20.77%  +41.20%  +118.63%
------------------------------------------------------------------------
Average Annual Total
    Return                   --       +5.19%  + 6.49%  + 7.14%   + 8.14%
------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF THE MORTALITY AND EXPENSE RISK CHARGES AND ADMINISTRATION FEES. PLEASE REFER TO THE ANNUITY PRODUCT'S ANNUAL REPORT FOR PERFORMANCE THAT REFLECTS THE DEDUCTION OF THE FEES AND CHARGES IMPOSED BY INSURANCE COMPANY SEPARATE ACCOUNTS.

(1) Government guarantees apply to individual securities only and not to prices and yields of units in a managed portfolio. See the prospectus for details.

(2) Lower-rated securities may provide greater returns, but they are also associated with greater-than-average risk. These risks may increase unit price volatility. See the prospectus for details.

(3) Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase unit price volatility. See the prospectus for details.

Portfolio of Investments (Unaudited) -- June 30, 1999

Bond Series

Bonds -- 90.9%

                                          Principal Amount
Issuer                                      (000 Omitted)          Value
U.S. BONDS -- 88.7%

AIRLINES -- 3.0%
Atlas Air, Inc., 7.2s, 2019 ............        $   95        $         84,883
Continental Airlines Pass Through Trust,
  6.545s, 2019 .........................           200                 188,568
Delta Airlines, Inc., 6.65s, 2004 ......           639                 626,610
Northwest Airlines Pass Through Trust,
  7.575s, 2019 .........................           107                 104,973
Northwest Airlines, Inc., 7.625s,
  2005 .................................            10                   9,149
Northwest Airlines, Inc., 8.52s,
  2004 .................................           110                 105,765
Northwest Airlines, Inc., 8.7s, 2007 ...             2                   1,908
                                                              ----------------
                                                              $      1,121,856
                                                              ----------------
APPAREL AND TEXTILES -- 0.5%
Jones Apparel Group, Inc., 6.25s,
  2001 .................................        $    5        $          4,981
Jones Apparel Group, Inc., 7.875s,
  2006## ...............................           188                 187,739
                                                              ----------------
                                                              $        192,720
                                                              ----------------
AUTOMOTIVE -- 4.1%
Federal Mogul Corp., 7.5s, 2004 ........        $  290        $        281,097
Federal Mogul Corp., 7.75s, 2006 .......           200                 191,502
Ford Motor Credit Co., 5.75s, 2004 .....           250                 241,263
Lear Corp., 7.96s, 2005## ..............           595                 577,138
TRW, Inc., 6.625s, 2004## ..............           262                 256,372
                                                              ----------------
                                                              $      1,547,372
                                                              ----------------
BANKS AND CREDIT COMPANIES -- 7.7%
Aristar, Inc., 5.85s, 2004 .............        $1,000        $        966,670
Bank United Corp., 8s, 2009 ............           468                 453,810
Bayerische Landesbank NY, 5.875s,
  2008 .................................            71                  65,882
Capital One Financial Corp., 7.25s,
  2003 .................................           699                 686,426
Colonial Bank Corp., 8s, 2009 ..........           178                 168,908
Providian Capital I, 9.525s, 2027## ....            71                  67,346
Providian National Bank, 6.65s, 2004 ...           250                 241,683
Riggs National Corp., 9.65s, 2009 ......           250                 266,467
                                                              ----------------
                                                              $      2,917,192
                                                              ----------------
BROADCASTING -- 0.5%
Liberty Media Corp., 7.875s, 2009## ....        $  190        $        188,868
                                                              ----------------
BUILDING -- 1.3%
Building Materials Corp., 8s, 2008 .....        $  510        $        475,575
                                                              ----------------
CHEMICALS -- 2.1%
Dow Capital B V, 9s, 2010 ..............        $  135        $        153,101
Lyondell Chemical Co., 9.625s,
  2007## ...............................           570                 583,537
Lyondell Chemical Co., 9.875s,
  2007## ...............................            62                  63,163
                                                              ----------------
                                                              $        799,801
                                                              ----------------
CONSUMER GOODS AND SERVICES -- 0.9%
Protection One Alarm Monitoring, Inc.,
  7.375s, 2005 .........................        $   35        $         33,927
RJR Nabisco, Inc., 7.75s, 2006## .......           290                 287,373
                                                              ----------------
                                                              $        321,300
                                                              ----------------
CORPORATE ASSET BACKED -- 0.6%
Amresco Residential Securities Mortgage
  Loan, 5.94s, 2015 ....................        $   91        $         90,488

                                          Principal Amount
Issuer                                      (000 Omitted)          Value
U.S. BONDS -- continued
CORPORATE ASSET BACKED -- continued

Contimortgage Home Equity Loan Trust,
  6.19s, 2014 ..........................        $  125        $        123,241
                                                              ----------------
                                                              $        213,729
                                                              ----------------
ENTERTAINMENT -- 3.0%
Time Warner, Inc., 8.375s, 2033 ........        $  469        $        509,953
Time Warner, Inc., 10.15s, 2012 ........           515                 633,337
                                                              ----------------
                                                              $      1,143,290
                                                              ----------------
FINANCE -- 0.4%
Green Tree Financial Corp., 10.25s,
  2002 .................................        $  132        $        138,699
                                                              ----------------
FINANCIAL INSTITUTIONS -- 6.5%
Associates Corp., 5.75s, 2003 ..........        $  500        $        486,340
Donaldson Lufkin & Jenrette, 6.15s,
  2004 .................................           121                 117,975
General Motors Acceptance Corp., 6.85s,
  2004 .................................           402                 401,313
Goldman Sachs Group, Inc., 6.625s,
  2004## ...............................            90                  89,364
Goldman Sachs Group, Inc., 6.65s,
  2009 .................................           185                 178,390
GS Escrow Corp., 6.75s, 2001 ...........            49                  48,401
GS Escrow Corp., 7.125s, 2005 ..........           409                 393,921
Lehman Brothers Holdings, Inc., 6.375s,
  2001 .................................           115                 114,513
Lehman Brothers Holdings, Inc., 7s,
  2003 .................................           421                 418,369
Natexis AMBS Co. LLC, 8.44s, 2049## ....           197                 190,105
                                                              ----------------
                                                              $      2,438,691
                                                              ----------------
FOOD AND BEVERAGE PRODUCTS -- 0.5%
Coca Cola Bottling Co., 6.375s, 2009 ...        $  206        $        193,862
                                                              ----------------
FOREST AND PAPER PRODUCTS -- 1.8%
Georgia Pacific Corp., 7.25s, 2028 .....        $  130        $        121,758
Georgia Pacific Corp., 9.95s, 2002 .....           455                 495,227
Riverwood International Corp., 10.25s,
  2006 .................................            60                  60,600
                                                              ----------------
                                                              $        677,585
                                                              ----------------
GAMING AND HOTELS -- 0.6%
Harrahs Operating, Inc., 7.5s, 2009 ....        $  211        $        204,489
                                                              ----------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 5.7%
GNMA TBA, 7s, 2028 .....................        $1,041        $      1,027,049
GNMA TBA, 7.5s, 2027 ...................         1,092               1,102,020
                                                              ----------------
                                                              $      2,129,069
                                                              ----------------
GAS -- 1.9%
Northern Natural Gas Co., 7s, 2011## ...        $  741        $        721,741
                                                              ----------------
INSURANCE -- 0.5%
Aflac, Inc., 6.5s, 2009 ................        $  209        $        200,638
Conseco, Inc., 6.4s, 2001 ..............             3                   2,931
                                                              ----------------
                                                              $        203,569
                                                              ----------------
MEDICAL AND HEALTH PRODUCTS
Bausch & Lomb, Inc., 6.5s, 2005 ........        $   10        $          9,468
                                                              ----------------

                                                                           9-BDS

                                          Principal Amount
Issuer                                      (000 Omitted)          Value
OIL SERVICES -- 1.4%
McDermott, Inc., 9.375s, 2002 ..........        $  319        $        332,210
Petroleum Geo Services ASA, 6.25s,
  2003 .................................           195                 189,013
                                                              ----------------
                                                              $        521,223
                                                              ----------------
OILS -- 2.4%
Husky Oil Ltd., 8.9s, 2028 .............        $   14        $         13,201
Occidental Petroleum Corp., 6.5s,
  2005 .................................           149                 143,809
Occidental Petroleum Corp., 6.75s,
  2002 .................................           176                 174,483
Oryx Energy Corp., 8.375s, 2004 ........           155                 162,521
Phillips Petroleum Co., 7s, 2029 .......           452                 426,236
                                                              ----------------
                                                              $        920,250
                                                              ----------------
RAILROADS -- 0.6%
Union Pacific Corp., 6.34s, 2003 .......        $  231        $        227,466
                                                              ----------------
STORES -- 4.2%
Ahold Finance, Inc., 6.25s, 2009 .......        $   59        $         55,571
Dillards, Inc., 7.13s, 2018 ............            10                   9,262
Kohls Corp., 7.25s, 2029## .............           209                 202,782
Rite Aid Corp., 6s, 2003## .............           136                 129,400
Rite Aid Corp., 7.125s, 2007 ...........           225                 219,168
Saks, Inc., 7.25s, 2004 ................           402                 402,845
Saks, Inc., 8.25s, 2008 ................           553                 581,391
                                                              ----------------
                                                              $      1,600,419
                                                              ----------------
SUPERMARKETS -- 1.8%
Safeway, Inc., 5.875s, 2001 ............        $  700        $        692,531
                                                              ----------------
TELECOMMUNICATIONS -- 6.9%
Cable & Wireless Communications, 6.75s,
  2008 .................................        $  146        $        140,541
Cable & Wireless Optus, 8.125s,
  2009## ...............................           145                 146,725
Charter Communications Holdings, 8.25s,
  2007## ...............................           500                 476,250
Comcast Cable Communications, 8.375s,
  2007 .................................           174                 186,351
Comcast Cable Communications I, 6.2s,
  2008 .................................           123                 114,405
Global Crossings Holdings Ltd., 9.625s,
  2008 .................................           649                 700,920
Hyperion Telecommunications, 12s,
  2007## ...............................            35                  35,350
MCI WorldCom, Inc., 6.95s, 2028 ........            59                  55,929
Qwest Communications International,
  Inc., 7.5s, 2008 .....................            50                  49,994
Sprint Capital Corp., 6.9s, 2019 .......           171                 158,343
TCI Communications Financing III, 9.65s,
  2027 .................................           425                 480,938
Telecomunicaciones De Puerto Rico,
  6.65s, 2006## ........................            72                  69,504
                                                              ----------------
                                                              $      2,615,250
                                                              ----------------
U.S. FEDERAL AGENCIES -- 4.8%
Federal Home Loan Bank, 5.7s, 2009 .....        $1,340        $      1,257,506
Federal Home Loan PC, 6.5s, 2029 .......           560                 540,193
                                                              ----------------
                                                              $      1,797,699
                                                              ----------------
U.S. TREASURY OBLIGATIONS -- 15.3%
U.S. Treasury Bonds , 5.25s,
  2028-2029 ............................        $2,550        $      2,275,731
U.S. Treasury Bonds, 6.125s, 2027 ......           114                 113,234
U.S. Treasury Bonds, 9.875s, 2015 ......         1,397               1,906,472
U.S. Treasury Notes, 5.25s, 2004 .......           813                 798,903
                                          Principal Amount
Issuer                                      (000 Omitted)          Value
U.S. BONDS -- continued
U.S. TREASURY OBLIGATIONS -- continued
U.S. Treasury Notes, 5.5s, 2009 ........        $  345        $        337,020
U.S. Treasury Notes, 6.5s, 2005 ........            25                  25,770
U.S. Treasury Notes, 7.25s, 2004 .......           310                 329,527
                                                              ----------------
                                                              $      5,786,657
                                                              ----------------
UTILITIES -- ELECTRIC -- 8.0%
Beaver Valley Funding Corp. II, 9s,
  2017 .................................        $  500        $        548,650
CalEnergy Co., Inc., 7.52s, 2008 .......            10                  10,047
CalEnergy Co., Inc., 8.48s, 2028 .......            59                  62,964
Cleveland Electric Illuminating Co., 9s,
  2023 .................................           281                 303,809
CMS Energy Corp., 7.5s, 2009 ...........           450                 427,460
CMS Energy Corp., 8s, 2001 .............           102                 101,604
Connecticut Light & Power Co., 7.875s,
  2001 .................................           195                 199,072
Entergy Mississippi, Inc., 6.2s, 2004 ..           124                 120,492
GGIB Funding Corp., 7.43s, 2011 ........            22                  21,855
Gulf States Utilities Co., 8.21s,
  2002 .................................            87                  89,279
Niagara Mohawk Power Corp., 0s to 2003,
  8.5s to 2010 .........................           300                 222,126
Northeast Utilities, 8.58s, 2006 .......             8                   7,788
RGS Aegco Funding Corp., 9.81s, 2022 ...           400                 477,496
Salton Sea Funding Corp., 7.84s,
  2010 .................................            40                  41,768
Toledo Edison Co., 7.875s, 2004 ........           160                 162,696
TXU Eastern Funding Co., 6.45s,
  2005## ...............................            74                  71,485
Waterford 3 Funding Entergy Corp.,
  8.09s, 2017 ..........................           162                 163,465
                                                              ----------------
                                                              $      3,032,056
                                                              ----------------
UTILITIES -- GAS -- 1.7%
CE Generation LLC, 7.416s, 2018## ......        $  360        $        344,052
Marlin Water Trust & Capital, 7.09s,
  2001## ...............................           302                 303,253
                                                              ----------------
                                                              $        647,305
                                                              ----------------
    Total U.S. Bonds ......................................   $     33,479,732
                                                              ----------------
FOREIGN BONDS -- 2.2%
BRAZIL -- 0.4%
Federal Republic of Brazil, 8s, 2014 ...        $  116        $         74,783
Federal Republic of Brazil, 11.625s,
  2004 .................................            85                  79,160
                                                              ----------------
                                                              $        153,943
                                                              ----------------
COSTA RICA -- 0.3%
Republic of Costa Rica, 9.335s,
  2009## ...............................        $  111        $        108,225
                                                              ----------------
FINLAND -- 0.3%
UPM Kymmene Corp., 7.45s, 2027 (Forest
  and Paper Products)## ................        $  140        $        131,967
                                                              ----------------
MEXICO -- 0.3%
United Mexican States, 9.75s, 2005 .....        $   35        $         35,525
United Mexican States, 10.375s, 2009 ...            85                  86,700
                                                              ----------------
                                                              $        122,225
                                                              ----------------
PANAMA -- 0.1%
Republic of Panama, 4s, 2014 ...........        $   45        $         32,963
                                                              ----------------
PHILIPPINES -- 0.3%
Republic of Philippines, 9.875s,
  2019 .................................        $  111        $        108,780
                                                              ----------------

10-BDS

                                          Principal Amount
Issuer                                      (000 Omitted)          Value
FOREIGN BONDS -- continued
SOUTH KOREA -- 0.5%
Export-Import Bank Korea, 7.1s, 2007
  (Banks and Credit Cos.) ..............        $  136        $        134,436
Republic of South Korea, 8.875s,
  2008 .................................            35                  36,540
                                                              ----------------
                                                              $        170,976
                                                              ----------------
    Total Foreign Bonds ...................................   $        829,079
                                                              ----------------
    Total Bonds
      (Identified Cost, $35,180,686) ......................   $     34,308,811
                                                              ----------------
SHORT-TERM OBLIGATIONS -- 10.3%
Federal Home Loan Bank, due 7/01/99 ....        $1,900        $      1,900,000
Federal Home Loan Bank, due 7/07/99 ....         2,000               1,998,326
                                                              ----------------
    Total Short-Term Obligations, at Amortized Cost .......   $      3,898,326
                                                              ----------------
    Total Investments
      (Identified Cost, $39,079,012) ......................   $     38,207,137
                                                              ----------------
OTHER ASSETS,
 LESS LIABILITIES -- (1.2)%                                           (461,711)
                                                              ----------------
    Net Assets -- 100.0% ..................................   $     37,745,426
                                                              ----------------
                                                              ----------------
          See portfolio footnotes and notes to financial statements


PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 1999
GLOBAL ASSET ALLOCATION SERIES
STOCKS -- 57.7%

Issuer                                         Shares              Value
U.S. STOCKS -- 29.2%

ADVERTISING -- 0.2%
Young & Rubicam, Inc. ..................           5,200      $       236,275
                                                              ---------------
AEROSPACE -- 0.6%
General Dynamics Corp. .................           2,700      $       184,950
United Technologies Corp. ..............           7,400              530,488
                                                              ---------------
                                                              $       715,438
                                                              ---------------
BANKS AND CREDIT COMPANIES -- 0.1%
Northern Trust Corp. ...................           1,600      $       155,200
                                                              ---------------
BIOTECHNOLOGY -- 0.4%
Guidant Corp. ..........................           9,100      $       468,081
                                                              ---------------
BUSINESS MACHINES -- 0.2%
Sun Microsystems, Inc.* ................           3,600      $       247,950
                                                              ---------------
BUSINESS SERVICES -- 1.9%
Affiliated Computer Services, Inc.,
  "A"* .................................          13,300      $       673,312
Ask Jeeves, Inc. .......................              50                  700
Ceridian Corp.* ........................          12,000              392,250
Computer Sciences Corp.* ...............           4,100              283,669
Concord EFS, Inc.* .....................           1,100               46,544
DST Systems, Inc.* .....................           3,500              220,062
First Data Corp. .......................           8,100              396,394
Policy Management Systems Corp.* .......           1,900               57,000
SunGard Data Systems, Inc.* ............           4,800              165,600
                                                              ---------------
                                                              $     2,235,531
                                                              ---------------
CELLULAR TELEPHONES -- 0.2%
Sprint Corp. (PCS Group)* ..............           4,900      $       279,913
                                                              ---------------
COMPUTER SOFTWARE -- PERSONAL
  COMPUTERS -- 1.3%
Microsoft Corp.* .......................          16,800      $     1,515,150
                                                              ---------------
COMPUTER SOFTWARE -- SERVICES -- 0.5%
Compuware Corp.* .......................          10,000      $       318,125
EMC Corp.* .............................           5,600              308,000
Worldgate Communications, Inc.* ........             100                5,125
                                                              ---------------
                                                              $       631,250
                                                              ---------------
COMPUTER SOFTWARE -- SYSTEMS -- 1.8%
Ariba, Inc.* ...........................              50      $         4,863
BMC Software, Inc.* ....................           6,920              373,680
Cadence Design Systems, Inc.* ..........           8,900              113,475
Computer Associates International,
  Inc. .................................           7,900              434,500
Informatica Corp.* .....................              50                1,781
Oracle Corp.* ..........................          27,875            1,034,859
Redback Networks, Inc.* ................              50                6,278
Synopsys, Inc.* ........................           4,000              220,750
USinternetworking, Inc.* ...............             100                4,200
                                                              ---------------
                                                              $     2,194,386
                                                              ---------------
CONSUMER GOODS AND SERVICES -- 3.5%
Clorox Co. .............................           1,500      $       160,219
Colgate-Palmolive Co. ..................           4,200              414,750
Galileo International, Inc. ............           8,200              438,188
Gillette Co. ...........................          10,700              438,700
Newell Rubbermaid, Inc. ................           9,100              423,150
Tyco International Ltd. ................          24,258            2,298,445
                                                              ---------------
                                                              $     4,173,452
                                                              ---------------
ELECTRICAL EQUIPMENT -- 0.2%
Thomas & Betts Corp. ...................           4,100      $       193,725
                                                              ---------------

                                                                          11-GAA

Issuer                                         Shares              Value
U.S. STOCKS -- continued
ELECTRONICS -- 1.7%
Altera Corp.* ..........................           3,000      $       110,437
Analog Devices, Inc.* ..................          15,300              767,869
GlobeSpan, Inc.* .......................              50                1,988
Kulicke & Soffa Industries, Inc.* ......           7,400              198,412
LSI Logic Corp.* .......................           9,800              452,025
Motorola, Inc. .........................           2,600              246,350
Teradyne, Inc.* ........................           3,100              222,425
                                                              ---------------
                                                              $     1,999,506
                                                              ---------------
ENTERTAINMENT -- 2.9%
CBS Corp.* .............................           7,000      $       304,063
Clear Channel Communications, Inc.* ....           6,365              438,787
Comcast Corp., "A" .....................          10,800              415,125
Infinity Broadcasting Corp.* ...........          14,800              440,300
MediaOne Group, Inc.* ..................           7,100              528,062
Time Warner, Inc. ......................          12,200              896,700
Univision Communications, Inc.* ........           1,800              118,800
Walt Disney Co. ........................          10,100              311,206
                                                              ---------------
                                                              $     3,453,043
                                                              ---------------
FINANCIAL INSTITUTIONS -- 1.7%
American Express Co. ...................           1,700      $       221,212
Associates First Capital Corp., "A" ....          16,000              709,000
CIT Group, Inc., "A" ...................           3,700              106,838
Citigroup Inc. .........................          14,550              691,125
Goldman Sachs Group, Inc.* .............             400               28,900
Merrill Lynch & Co., Inc. ..............           1,700              135,894
Morgan Stanley Dean Witter & Co. .......           1,800              184,500
                                                              ---------------
                                                              $     2,077,469
                                                              ---------------
FOOD AND BEVERAGE PRODUCTS -- 0.4%
Anheuser-Busch Cos., Inc. ..............           4,100      $       290,844
Quaker Oats Co. ........................           2,100              139,388
Ralston-Ralston Purina Co. .............           3,100               94,356
                                                              ---------------
                                                              $       524,588
                                                              ---------------
INSURANCE -- 1.2%
American International Group, Inc. .....           4,000      $       468,250
Equitable Cos., Inc. ...................           5,900              395,300
Lincoln National Corp. .................           5,000              261,562
Progressive Corp. ......................           1,900              275,500
                                                              ---------------
                                                              $     1,400,612
                                                              ---------------
MACHINERY -- 0.1%
Danaher Corp. ..........................           1,400      $        81,375
                                                              ---------------
MEDICAL AND HEALTH PRODUCTS -- 1.5%
American Home Products Corp. ...........           8,700      $       500,250
Becton, Dickinson & Co. ................           4,500              135,000
Bristol-Myers Squibb Co. ...............           6,800              478,975
Pfizer, Inc. ...........................           3,400              373,150
Pharmacia & Upjohn, Inc. ...............           3,500              198,844
Schering Plough Corp. ..................           2,200              116,600
                                                              ---------------
                                                              $     1,802,819
                                                              ---------------
MEDICAL AND HEALTH TECHNOLOGY AND SERVICES -- 1.2%
Cardinal Health, Inc. ..................           4,550      $       291,769
HealthSouth Corp.* .....................          18,200              271,862
United HealthCare Corp. ................          13,200              826,650
                                                              ---------------
                                                              $     1,390,281
                                                              ---------------
RAILROADS -- 0.1%
Kansas City Southern Industries,
  Inc. .................................           1,800      $       114,863
                                                              ---------------
Issuer                                         Shares              Value
U.S. STOCKS -- continued
RESTAURANTS AND LODGING -- 0.2%
Wendy's International, Inc. ............           6,400      $       181,200
                                                              ---------------
SPECIAL PRODUCTS AND SERVICES -- 0.4%
McDonald's Corp. .......................           8,200      $       338,763
Sodexho Marriott Services, Inc.* .......           9,100              174,606
                                                              ---------------
                                                              $       513,369
                                                              ---------------
STORES -- 2.5%
CVS Corp. ..............................           9,800      $       497,350
Dayton Hudson Corp. ....................           4,500              292,500
Linens 'n Things, Inc.* ................           2,100               91,875
Lowe's Cos., Inc. ......................           6,900              391,144
Office Depot, Inc.* ....................          17,850              393,816
Rite Aid Corp. .........................          18,600              458,025
TJX Cos., Inc. .........................          10,100              336,456
Wal-Mart Stores, Inc. ..................          11,600              559,700
                                                              ---------------
                                                              $     3,020,866
                                                              ---------------
SUPERMARKETS -- 0.8%
Kroger Co.* ............................          25,000      $       698,437
Safeway, Inc.* .........................           3,900              193,050
                                                              ---------------
                                                              $       891,487
                                                              ---------------
TELECOMMUNICATIONS -- 3.6%
Adelphia Communications Corp. "A"*,
  ## ...................................             200      $        12,725
American Tower Corp., "A"* .............           5,900              141,600
AT&T Corp.* ............................           2,600               95,550
CenturyTel, Inc. .......................           7,625              303,094
Cisco Systems, Inc.* ...................          19,600            1,262,975
Frontier Corp. .........................           3,300              194,700
Lucent Technologies, Inc. ..............           4,600              310,212
MCI WorldCom, Inc.* ....................          10,800              929,475
Nortel Networks Corp. ..................           4,400              381,975
Qwest Communications International,
  Inc.* ................................           5,000              165,312
Rhythms NetConnections, Inc.* ..........             900               52,538
Tellabs, Inc.* .........................           6,800              459,425
                                                              ---------------
                                                              $     4,309,581
                                                              ---------------
    Total U.S. Stocks .....................................   $    34,807,410
                                                              ---------------
FOREIGN STOCKS -- 28.5%

AUSTRALIA -- 0.8%
QBE Insurance Group Ltd.
  (Insurance)* .........................         245,846      $       934,117
Seven Network Ltd. (Entertainment) .....           1,688                4,941
                                                              ---------------
                                                              $       939,058
                                                              ---------------
CANADA -- 0.9%
Canadian National Railway Co.
  (Railroads) ..........................          15,100      $     1,011,700
                                                              ---------------
FINLAND -- 1.4%
Helsingin Puhelin Oyj
  (Telecommunications) .................          14,400      $       682,603
Nokia Corp., ADR
  (Telecommunications) .................           1,000               91,562
Perlos Corp. (Electronics)* ............           3,400               49,753
Pohjola Group Insurance Corp.
  (Insurance) ..........................           8,960              459,356
Tieto Corp. (Computer Software --
  Systems) .............................           8,300              345,547
                                                              ---------------
                                                              $     1,628,821
                                                              ---------------

12-GAA

Issuer                                         Shares              Value
FOREIGN STOCKS -- continued
FRANCE -- 3.3%
Castorama Dubois Investisse
  (Stores -- Building Products) ........           2,300      $       545,134
Pernod Ricard Co. (Beverages) ..........           8,200              549,256
Renault Regie Nationale
  (Automobiles) ........................           3,900              169,600
Television Francaise (Entertainment) ...           2,800              652,100
Total S.A., "B" (Oils)* ................           9,000            1,160,240
Union des Assurances Federales S.A.
  (Insurance) ..........................           6,300              746,597
Wavecom S.A. (Electronics)* ............          12,600              165,375
                                                              ---------------
                                                              $     3,988,302
                                                              ---------------
GERMANY -- 2.8%
Henkel KGaA, Preferred (Chemicals) .....          10,500      $       716,300
HypoVereinsbank (Banks and Credit
  Cos.) ................................           8,100              525,864
Mannesmann AG (Conglomerate) ...........          11,800            1,763,185
Wella AG (Cosmetics) ...................             526              382,140
                                                              ---------------
                                                              $     3,387,489
                                                              ---------------
GREECE -- 0.5%
Hellenic Telecommunication Organization
  S.A., GDR (Telecommunications) .......          25,088      $       537,208
                                                              ---------------
IRELAND -- 0.4%
Allied Irish Bank PLC (Banks and Credit
  Cos.) ................................          38,000      $       503,059
                                                              ---------------
ITALY -- 1.6%
ERG S.p.A. (Oils) ......................         103,100      $       308,109
Mediaset S.p.A. (Entertainment) ........          60,500              537,416
Telecom Italia Mobile S.p.A.
  (Telecommunications) .................          29,800              177,804
Telecom Italia Mobile S.p.A., Saving
  Shares (Telecommunications) ..........         245,900              904,638
                                                              ---------------
                                                              $     1,927,967
                                                              ---------------
JAPAN -- 3.8%
Canon, Inc. (Special Products and
  Services) ............................          27,000      $       777,043
Fujitsu Ltd. (Computer Hardware --
  Systems) .............................          29,000              583,981
Hitachi (Electronics) ..................          68,000              638,273
NTT Mobile Communications Network, Inc.
  (Telecommunications) .................              22              298,379
NTT Mobile Communications Network, Inc.
  (Telecommunications)* ................              88            1,178,961
Olympus Optical Co. (Conglomerate) .....          38,000              562,207
Takeda Chemical Industries Co.
  (Pharmaceuticals) ....................          12,000              556,732
                                                              ---------------
                                                              $     4,595,576
                                                              ---------------
NETHERLANDS -- 2.7%
Akzo Nobel N.V. (Chemicals) ............          14,000      $       588,621
Benckiser N.V., "B" (Consumer Goods and
  Services) ............................          28,183            1,502,953
IHC Caland N.V. (Marine Equipment)* ....           4,472              175,119
ING Groep N.V. (Financial Services)* ...          16,912              914,960
                                                              ---------------
                                                              $     3,181,653
                                                              ---------------
NORWAY -- 0.4%
Storebrand ASA (Insurance) .............          77,000      $       518,025
                                                              ---------------
Issuer                                         Shares              Value
PORTUGAL -- 0.7%
Banco Pinto & Sotto Mayor S.A. (Banks
  and Credit Cos.) .....................          35,004      $       621,153
Telecel -- Comunicacoes Pessoais S.A.
  (Telecommunications) .................           2,000              257,625
                                                              ---------------
                                                              $       878,778
                                                              ---------------
SINGAPORE -- 0.2%
Development Bank of Singapore Ltd.
  (Banks and Credit Cos.) ..............          19,000      $       232,266
                                                              ---------------
SWEDEN -- 2.2%
Ericsson LM, "B"
  (Telecommunications) .................          39,600      $     1,271,924
Ericsson LM, ADR
  (Telecommunications) .................           7,900              260,206
Saab AB, "B" (Aerospace) ...............         135,300            1,052,546
                                                              ---------------
                                                              $     2,584,676
                                                              ---------------
SWITZERLAND -- 1.6%
Barry Callebaut AG, (Food Products)* ...           2,520      $       385,797
Novartis AG (Medical and Health
  Products) ............................             210              306,638
UBS AG (Banks and Credit Cos.) .........           4,150            1,238,647
                                                              ---------------
                                                              $     1,931,082
                                                              ---------------
UNITED KINGDOM -- 5.2%
AstraZeneca Group PLC (Medical and
  Health Products) .....................          22,458      $       876,190
BP Amoco PLC (Oils)* ...................          30,111              539,088
BP Amoco PLC, ADR (Oils) ...............           3,400              368,900
British Aerospace PLC (Aerospace and
  Defense)* ............................         177,273            1,153,848
Cable & Wireless Communications PLC
  (Telecommunications) .................         137,100            1,318,024
Next PLC (Stores) ......................          80,500              976,883
Orange PLC (Telecommunications) ........          20,200              296,386
Reuters Group PLC (Business
  Services) ............................          10,700              140,723
Tomkins PLC (Conglomerate) .............         128,000              554,752
                                                              ---------------
                                                              $     6,224,794
                                                              ---------------
    Total Foreign Stocks ..................................   $    34,070,454
                                                              ---------------
    Total Stocks (Identified Cost, $60,280,621) ...........   $    68,877,864
                                                              ---------------

BONDS -- 30.4%
                                          Principal Amount
                                            (000 Omitted)
U.S. BONDS -- 12.5%

CONSUMER GOODS AND SERVICES -- 0.1%
Kindercare Learning Centers, Inc., 9.5s,
  2009 .................................         $   100      $        94,750
                                                              ---------------
CONTAINERS -- 0.3%
Ball Corp., 8.25s, 2008 ................         $   250      $       243,750
Gaylord Container Corp., 9.75s, 2007 ...             125              119,687
                                                              ---------------
                                                              $       363,437
                                                              ---------------
ELECTRICAL EQUIPMENT -- 0.2%
Williams Scotsman, Inc., 9.875s,
  2007 .................................         $   200      $       193,750
                                                              ---------------
FOOD AND BEVERAGE PRODUCTS -- 0.4%
Borden, Inc., 9.25s, 2019 ..............         $   530      $       498,258
                                                              ---------------
FOREST AND PAPER PRODUCTS -- 0.4%
Silgan Holdings, Inc., 9s, 2009 ........         $   500      $       495,000
                                                              ---------------
INDUSTRIAL -- 0.2%
IMO Industries, Inc., 11.75s, 2006 .....         $   250      $       255,000
                                                              ---------------

                                                                          13-GAA

                                          Principal Amount
                                            (000 Omitted)          Value
U.S. BONDS -- continued
MEDIA -- 0.3%
Hollinger International Publishing,
  Inc., 9.25s, 2007 ....................         $   350      $       357,875
                                                              ---------------
TELECOMMUNICATIONS -- 0.6%
CSC Holdings, Inc., 9.25s, 2005 ........         $   250      $       261,250
Nextel Communications, Inc., 0s to 2002,
  9.75s to 2007 ........................              75               52,313
Pagemart Wireless, Inc., 0s to 2003,
  11.25s to 2008 .......................             300              123,000
Western Wireless Corp., 10.5s, 2007 ....             250              269,687
                                                              ---------------
                                                              $       706,250
                                                              ---------------
U.S. TREASURY OBLIGATIONS -- 9.7%
U.S. Treasury Notes, 5.625s, 2008 ......        $ 11,884      $    11,640,735
                                                              ---------------
UTILITIES -- ELECTRIC -- 0.3%
Esi Tractebel Acquisition Corp., 7.99s,
  2011 .................................         $   300      $       294,375
                                                              ---------------
    Total U.S. Bonds ......................................   $    14,899,430
                                                              ---------------
FOREIGN BONDS -- 17.9%

BRAZIL -- 0.3%
Federal Republic of Brazil, 5s, 2014 ...         $   185      $       119,498
Federal Republic of Brazil, 11.625s,
  2004 .................................             245              228,169
                                                              ---------------
                                                              $       347,667
                                                              ---------------
BULGARIA -- 0.3%
National Republic of Bulgaria, 5.875s,
  2024 .................................         $   500      $       338,750
                                                              ---------------
DENMARK -- 2.7%
Kingdom of Denmark, 7s, 2007 ...........      DKK 20,448      $     3,263,648
                                                              ---------------
MEXICO -- 0.6%
United Mexican States, 10.375s, 2009 ...         $   345      $       351,900
United Mexican States, 11.5s, 2026 .....             315              348,484
                                                              ---------------
                                                              $       700,384
                                                              ---------------
PANAMA -- 0.3%
Republic of Panama, 4s, 2016 ...........         $   481      $       351,265
                                                              ---------------
PHILIPPINES -- 0.4%
Republic of Philippines, 9.875s,
  2019 .................................         $   490      $       480,200
                                                              ---------------
SPAIN -- 3.7%
Government of Spain, 6s, 2008 ..........       EUR 3,890      $     4,375,435
                                                              ---------------
SWEDEN -- 2.8%
Kingdom of Sweden, 6s, 2005 ............      SEK 26,800      $     3,359,793
                                                              ---------------
UNITED KINGDOM -- 6.8%
Colt Telecom Group PLC, 8.875s, 2007
  (Telecommunications) .................       EUR   300      $       165,574
Polestar Corporation, 10.5s, 2008
  (Industrial) .........................       GBP   250              390,060
U.K. Treasury, 6.75s, 2004 .............           4,556            7,629,019
                                                              ---------------
                                                              $     8,184,653
                                                              ---------------
    Total Foreign Bonds ...................................   $    21,401,795
                                                              ---------------
    Total Bonds (Identified Cost, $38,661,249) ............   $    36,301,225
                                                              ---------------

Issuer                                         Shares            Value
PREFERRED STOCK -- 0.6%
Primedia, Inc. (Printing & Publishing)*
  (Identified Cost, $742,500) ..........             7,500   $     720,007
                                                             -------------
CALL OPTIONS PURCHASED -- 0.1%

                                          Principal Amount
Description/Expiration Month/Strike         of Contracts
Price                                      (000 Omitted)         Value
Euro/July/1.0515 .......................     EUR     6,161   $     124,911
Euro/July/1.0325 .......................             8,272          13,376
Euro/August/1.025 ......................             5,445          26,206
Japanese Yen/July/118.5 ................     JPY   708,714          13,466
                                                             -------------
    Total Call Options Purchased (Premiums Paid,
      $136,873) ..........................................   $     177,959
                                                             -------------
PUT OPTIONS PURCHASED -- 0.1%
Japanese Yen/July/121.7 ................     JPY 1,207,231   $      50,703
Japanese Yen/September/125 .............           743,976          37,943
Japanese Yen/Euro/July/125 .............           744,111          31,253
                                                             -------------
    Total Put Options Purchased (Premiums Paid,
      $218,629) ..........................................   $     119,899
                                                             -------------
SHORT-TERM OBLIGATIONS -- 10.0%
                                             Principal
                                               Amount
Issuer                                     (000 Omitted)

Federal Home Loan Bank, due 7/01/99 --
  7/07/99, at Amortized Cost ...........      $     11,900   $  11,896,235
                                                             -------------
OTHER SHORT-TERM
 OBLIGATIONS -- 6.7%
                                                    Shares
Navigator Securities Lending Prime
  Portfolio, at cost ...................         8,115,726   $   8,115,726
                                                             -------------
    Total Investments (Identified Cost, $120,051,833) ....   $ 126,208,915
                                                             -------------
CALL OPTIONS WRITTEN -- (0.2)%
                                             Principal
                                               Amount
                                            of Contracts
Issuer/Expiration Month/Price              (000 Omitted)

Australian Dollar/April/0.625 ..........     AUD    (6,385)  $     (44,063)
Euro/July/1.0515 .......................     EUR    (6,161)       (124,905)
Japanese Yen/July/112.75 ...............    JPY (1,118,449)       --
Japanese Yen/August/117 ................          (616,101)        (20,331)
Japanese Yen/September/118 .............          (702,313)        (84,980)
                                                             -------------
    Total Call Options Written
      (Premiums Paid, $(346,497)) ........................   $    (274,279)
                                                             -------------
OTHER ASSETS,
 LESS LIABILITIES -- (5.4)%                                     (6,459,636)
                                                             -------------
    Net Assets -- 100.0% .................................   $ 119,475,000
                                                             -------------
                                                             -------------

        See portfolio footnotes and notes to financial statements

14-GAA

Portfolio of Investments (Unaudited) -- June 30, 1999

Global Governments Series

Bonds -- 83.1%

                                          Principal Amount
Issuer                                      (000 Omitted)         Value
FOREIGN BONDS -- 42.5%
BRAZIL -- 0.3%
Federal Republic of Brazil, 11.625s,
  2004 .................................     $          290   $     270,077
                                                              -------------
DENMARK -- 1.9%
Kingdom of Denmark, 7s, 2007 ...........       DKK   10,436   $   1,665,661
                                                              -------------
GERMANY -- 13.9%
Federal Republic of Germany, 6s,
  2007 .................................       EUR    8,266   $   9,356,830
Federal Republic of Germany, 3.75s,
  2009 .................................              2,607       2,533,381
                                                              -------------
                                                              $  11,890,211
                                                              -------------
GREECE -- 2.0%
Hellenic Republic, 8.9s, 2003 ..........        GRD 376,000   $   1,281,642
Hellenic Republic, 8.6s, 2008 ..........            120,000         437,585
                                                              -------------
                                                              $   1,719,227
                                                              -------------
ITALY -- 6.9%
Republic of Italy, 6.75s, 2007 .........       EUR    4,992   $   5,858,774
                                                              -------------
NEW ZEALAND -- 2.5%
Government of New Zealand, 8s, 2004 ....       NZD    3,710   $   2,115,850
                                                              -------------
SWEDEN -- 6.0%
Kingdom of Sweden, 6s, 2005 ............       SEK   23,900   $   2,996,233
Kingdom of Sweden, 9s, 2009 ............             13,600       2,081,518
                                                              -------------
                                                              $   5,077,751
                                                              -------------
UNITED KINGDOM -- 9.0%
UK Treasury, 6.5s, 2003 ................       GBP    4,651   $   7,641,497
                                                              -------------
    Total Foreign Bonds ...................................   $  36,239,048
                                                              -------------
U.S. BONDS -- 40.6%
U.S. Treasury Notes, 5.25s, 2004 .......     $        3,500   $   3,439,310
U.S. Treasury Notes, 5.875s, 2005 ......             27,300      27,300,000
U.S. Treasury Notes, 5.625s, 2008 ......              3,950       3,869,144
                                                              -------------
    Total U.S. Bonds ......................................   $  34,608,454
                                                              -------------
    Total Bonds
      (Identified Cost, $74,168,768) ......................   $  70,847,502
                                                              -------------


                                          Principal Amount
                                            of Contracts
                                            (000 Omitted)         Value
CALL OPTIONS PURCHASED
Issuer/Expiration Month/Strike Price
Japanese Government Bonds/ August/135.31
  (Premiums Paid, $154,115) ............      JPY 1,190,000   $       7,282
                                                              -------------
PUT OPTIONS PURCHASED -- 0.1%
Euro/July/1.0325 .......................       EUR    5,958   $       9,635
Euro/August/1.025 ......................              3,982          19,167
Japanese Yen/July/121.7 ................      JPY 1,018,624          42,782
                                                              -------------
    Total Put Options Purchased (Premiums Paid,
      $145,412) ...........................................   $      71,584
                                                              -------------
SHORT-TERM OBLIGATIONS -- 18.8%
                                          Principal Amount
Issuer                                      (000 Omitted)
Federal National Mortgage Assn., due
  7/15/99 ..............................     $          750   $     748,545
Federal Home Loan Bank, due 7/01/99 ....             15,275      15,275,000
                                                              -------------
    Total Short-Term Obligations, at Amortized Cost .......   $  16,023,545
                                                              -------------
    Total Investments
      (Identified Cost, $90,491,840 ) .....................   $  86,949,913
                                                              -------------
CALL OPTIONS WRITTEN -- (0.1)%
                                          Principal Amount
Description/Expiration Month/Strike         of Contracts
Price                                       (000 Omitted)
Australian Dollars/April/0.625 .........       AUD    4,979   $     (34,360)
Japanese Yen/July/112.75 ...............       JPY  943,713               -
Japanese Yen/August/117 ................            460,761         (15,205)
                                                              -------------
    Total Call Options Written
      (Premiums Received $202,316) ........................   $     (49,565)
                                                              -------------
PUT OPTIONS WRITTEN -- (0.7)%
Japanese Government Bonds/ August/135.31
  (Premiums Received $154,115) .........      JPY 1,190,000   $    (603,464)
                                                              -------------
OTHER ASSETS, LESS
 LIABILITIES -- (1.2)%                                           (1,031,625)
                                                              -------------
    Net Assets -- 100.0% ..................................   $  85,265,259
                                                              -------------
                                                              -------------

         See portfolio footnotes and notes to financial statements

                                                                          15-WGS

Portfolio of Investments (Unaudited) -- June 30, 1999

Global Total Return Series

Stocks -- 59.1%

Issuer                                              Shares       Value
FOREIGN STOCKS -- 38.7%

AUSTRALIA -- 1.4%
Australia & New Zealand Banking Group
  Ltd. (Banks and Credit Cos.)* ........            47,600   $     349,424
QBE Insurance Group Ltd.
  (Insurance)* .........................           292,754       1,112,348
Seven Network Ltd. (Entertainment) .....             7,211          21,109
                                                             -------------
                                                             $   1,482,881
                                                             -------------
AUSTRIA -- 0.4%
Austria Tabak AG (Tobacco) .............             6,720   $     391,260
                                                             -------------
CANADA -- 1.6%
Canadian National Railway Co.
  (Railroads) ..........................            19,857   $   1,330,419
Toronto Dominion Bank (Banks and Credit
  Cos.) ................................             5,800         263,900
                                                             -------------
                                                             $   1,594,319
                                                             -------------
FINLAND -- 0.3%
Helsingin Puhelin Oyj
  (Telecommunications) .................             6,900   $     327,081
                                                             -------------
FRANCE -- 6.1%
Axa (Insurance) ........................             2,600   $     316,961
Castorama Dubois Investisse (Stores --
  Building Products) ...................             2,800         663,642
Pernod Ricard (Beverages) ..............             5,500         368,404
Pinault-Printemps-Redoute S.A.
  (Retail) .............................             8,615       1,477,258
Sanofi-Synthelabo S.A. (Medical and
  Health Products)* ....................            16,080         681,873
SEITA (Tobacco) ........................            21,000       1,211,868
Television Francaise (Entertainment) ...             4,896       1,140,244
Total S.A., ADR (Oils)* ................             5,892         379,666
                                                             -------------
                                                             $   6,239,916
                                                             -------------
GERMANY -- 3.1%
Bayerische HypoVereinsbank (Banks and
  Credit Cos.) .........................            10,400   $     675,184
Henkel KGaA (Chemicals) ................            10,732         732,127
Mannesmann AG (Telecommunications) .....            11,590       1,731,806
                                                             -------------
                                                             $   3,139,117
                                                             -------------
GREECE -- 0.4%
Hellenic Telecommunication Organization
  S.A., GDR (Telecommunications) .......            18,862   $     403,891
                                                             -------------
HONG KONG -- 0.3%
Dairy Farm International Holdings Ltd.
  (Supermarkets) .......................           277,000   $     332,400
                                                             -------------
IRELAND -- 0.3%
Allied Irish Bank PLC (Banks and Credit
  Cos.) ................................            21,835   $     289,060
                                                             -------------
ITALY -- 1.0%
San Paolo Imi S.p.A. (Banks and Credit
  Cos.) ................................            41,830   $     568,997
Telecom Italia Mobile S.p.A.
  (Telecommunications) .................           118,340         435,359
Unione Immobiliare S.p.A. (Real
  Estate) ..............................            99,271          43,988
                                                             -------------
                                                             $   1,048,344
                                                             -------------

Issuer                                              Shares       Value
FOREIGN STOCKS -- continued
JAPAN -- 6.9%
Canon, Inc. (Office Equipment) .........            45,000   $   1,295,071
Fujitsu Ltd. (Computer Hardware --
  Systems) .............................            28,000         563,844
Hitachi (Electronics) ..................            88,000         826,001
NTT Mobile Communication Network, Inc.
  (Telecommunications)* ................                24         321,535
NTT Mobile Communications Network, Inc.
  (Telecommunications) .................                 6          81,376
Olympus Optical Co. Ltd. (Photo
  Equipment & Supplies) ................            38,000         562,206
Rohm Co. (Electronics) .................             5,000         783,576
Secom Co. (Security Services) ..........             5,000         521,005
Takeda Chemical Industries Co.
  (Pharmaceuticals) ....................            31,000       1,438,224
Terumo Corp. (Medical Supplies) ........            19,000         423,462
Ushio, Inc. (Electronics) ..............            15,000         192,276
                                                             -------------
                                                             $   7,008,576
                                                             -------------
MEXICO -- 0.2%
Panamerican Beverages, Inc. "A"
  (Beverages) ..........................             8,900   $     211,931
                                                             -------------
NETHERLANDS -- 5.1%
Akzo Nobel N.V. (Chemicals) ............            16,976   $     713,746
Benckiser N.V., "B" (Consumer Goods and
  Services) ............................            14,590         778,061
Hunter Douglas N.V., ADR
  (Consumer Goods and
  Services)* ...........................            15,900         545,619
IHC Caland N.V. (Marine Equipment)* ....            10,980         429,966
ING Groep N.V. (Financial Services)* ...             5,654         305,888
Koninklijke Ahold N.V., ADR
  (Supermarkets) .......................            21,927         759,222
Royal Dutch Petroleum Co., ADR
  (Oils) ...............................             7,429         447,597
Unilever N.V. (Food)* ..................             4,039         281,720
Wolters Kluwer (Publishing)* ...........            22,684         902,308
                                                             -------------
                                                             $   5,164,127
                                                             -------------
PORTUGAL -- 0.3%
Electricidade de Portugal S.A.
  (Utilities -- Electric) ..............            16,940   $     304,793
                                                             -------------
SOUTH KOREA -- 0.2%
Korea Electric Power Corp., ADR
  (Utilities -- Electric) ..............             7,652   $     156,866
                                                             -------------
SPAIN -- 1.6%
Banco Popular Espanol S.A. (Banks and
  Credit Cos.) .........................             4,700   $     337,823
Repsol S.A. (Oils)* ....................            17,000         346,866
Telefonica de Espana (Utilities --
  Telephone)* ..........................            19,300         928,999
Telefonica Publicidad e Informacion,
  S.A. (Telephone Directory)* ..........             3,400          67,797
                                                             -------------
                                                             $   1,681,485
                                                             -------------
SWEDEN -- 1.4%
Ericsson LM, "B" (Telecommunication
  Equipment) ...........................            13,500   $     433,610
Saab AB, "B" (Aerospace and Defense) ...            71,015         552,451
Skandia Forsakrings AB (Insurance) .....            24,300         455,410
                                                             -------------
                                                             $   1,441,471
                                                             -------------

16-WTS

Issuer                                              Shares       Value
FOREIGN STOCKS -- continued
SWITZERLAND -- 1.8%
Clariant AG (Chemicals) ................               530   $     218,191
Nestle S.A. (Food and Beverage
  Products) ............................               530         954,927
UBS AG (Banks and Credit Cos.) .........             2,300         686,479
                                                             -------------
                                                             $   1,859,597
                                                             -------------
UNITED KINGDOM -- 6.3%
Allied Zurich PLC (Insurance) ..........            20,735   $     260,610
AstraZeneca Group PLC
  (Pharmaceuticals) ....................             8,066         314,692
Avis Europe PLC (Auto Rental)## ........           143,005         607,388
British Aerospace PLC (Aerospace and
  Defense)* ............................            94,514         615,180
British Petroleum Amoco PLC, ADR
  (Oils) ...............................            11,612       1,259,902
Cable & Wireless Communications PLC
  (Telecommunications) .................            30,100         289,369
Compass Group PLC (Food -- Catering) ...           107,192       1,063,443
Lloyds TSB Group PLC (Banks and Credit
  Cos.) ................................            44,358         602,259
Rentokil Initial PLC (Conglomerate) ....            43,900         170,198
Reuters Group PLC (Business
  Services) ............................            38,000         499,765
Williams PLC (Conglomerate) ............           118,840         784,753
                                                             -------------
                                                             $   6,467,559
                                                             -------------
    Total Foreign Stocks .................................   $  39,544,674
                                                             -------------
U.S. STOCKS -- 20.4%

ADVERTISING -- 0.3%
Young & Rubicam, Inc. ..................             6,700   $     304,431
                                                             -------------
AUTO PARTS -- 0.2%
Delphi Automotive Systems Corp. ........             8,300   $     154,069
                                                             -------------
BANKS AND CREDIT COMPANIES -- 0.9%
Wells Fargo Co. ........................            22,688   $     969,912
                                                             -------------
BEVERAGES -- 0.8%
Anheuser-Busch Cos., Inc. ..............            11,300   $     801,594
                                                             -------------
BUSINESS MACHINES -- 1.6%
International Business Machines
  Corp. ................................             5,490   $     709,582
Xerox Corp. ............................            15,020         887,119
                                                             -------------
                                                             $   1,596,701
                                                             -------------
COMPUTER SOFTWARE -- PERSONAL
  COMPUTERS -- 0.8%
Hewlett-Packard Co. ....................             8,300   $     834,150
                                                             -------------
CONGLOMERATES -- 1.8%
Tyco International Ltd. ................            19,007   $   1,800,913
                                                             -------------
CONSTRUCTION SERVICES -- 0.5%
Martin Marietta Materials, Inc. ........             8,298   $     489,582
                                                             -------------
CONSUMER GOODS AND SERVICES -- 1.5%
Galileo International, Inc. ............             6,900   $     368,719
Newell Rubbermaid, Inc. ................             8,500         395,250
Philip Morris Cos., Inc. ...............            18,876         758,579
                                                             -------------
                                                             $   1,522,548
                                                             -------------
DEFENSE ELECTRONICS -- 0.6%
Raytheon Co., "A" ......................             9,600   $     661,200
                                                             -------------
ELECTRICAL EQUIPMENT -- 0.9%
Cooper Industries, Inc. ................             8,400   $     436,800
General Electric Co. ...................             4,400         497,200
                                                             -------------
                                                             $     934,000
                                                             -------------
Issuer                                              Shares       Value
U.S. STOCKS -- continued
FINANCIAL INSTITUTIONS -- 1.4%
American Express Co. ...................             5,239   $     681,725
Associates First Capital Corp., "A" ....            16,100         713,431
Goldman Sachs Group, Inc.* .............               600          43,350
                                                             -------------
                                                             $   1,438,506
                                                             -------------
FOREST AND PAPER PRODUCTS -- 0.4%
Jefferson Smurfit Corp. ................           175,100   $     413,936
                                                             -------------
INSURANCE -- 2.2%
Allstate Corp. .........................            17,836   $     639,867
American International Group, Inc. .....             7,800         913,087
ReliaStar Financial Corp. ..............            16,798         734,912
                                                             -------------
                                                             $   2,287,866
                                                             -------------
INTERNET
Ask Jeeves, Inc. .......................                50   $         700
                                                             -------------
OIL SERVICES -- 0.4%
Exxon Corp. ............................             4,861   $     374,905
                                                             -------------
PHARMACEUTICALS -- 1.6%
Bristol-Myers Squibb Co. ...............            18,212   $   1,282,808
Pharmacia & Upjohn, Inc. ...............             6,500         369,281
                                                             -------------
                                                             $   1,652,089
                                                             -------------
PRINTING AND PUBLISHING -- 0.3%
Gannett Co., Inc. ......................             4,666   $     333,036
                                                             -------------
RESTAURANTS AND LODGING -- 1.0%
McDonald's Corp. .......................            23,560   $     973,322
                                                             -------------
SUPERMARKETS -- 0.7%
Albertson's, Inc. ......................            14,190   $     731,672
                                                             -------------
TELECOMMUNICATIONS -- 0.8%
Bell Atlantic Corp. ....................            12,500   $     817,188
                                                             -------------
U.S. FEDERAL AGENCIES -- 1.0%
Federal Home Loan Mortgage Corp. .......            16,843   $     976,894
                                                             -------------
UTILITIES -- ELECTRIC -- 0.7%
Sierra Pacific Resources ...............            20,890   $     759,874
                                                             -------------
    Total U.S. Stocks ....................................   $  20,829,088
                                                             -------------
    Total Stocks
      (Identified Cost, $50,975,380) .....................   $  60,373,762
                                                             -------------
BONDS -- 35.7%
                                          Principal Amount
                                           (000 Omitted)
U.S. BONDS -- 19.5%

U.S. TREASURY OBLIGATIONS -- 19.5%
U.S. Treasury Notes, 5.25s, 2004 .......         $   2,800   $   2,751,448
U.S. Treasury Notes, 5.625s, 2008 ......             8,215       8,046,839
U.S. Treasury Notes, 5.875s, 2005 ......             9,120       9,120,000
                                                             -------------
    Total U.S. Bonds .....................................   $  19,918,287
                                                             -------------
FOREIGN BONDS -- 16.2%

AUSTRALIA -- 2.6%
Commonwealth of Australia, 6.75s,
  2006 .................................       AUD   3,805   $   2,599,832
                                                             -------------
DENMARK -- 1.6%
Kingdom of Denmark, 7s, 2007 ...........       DKK  10,526   $   1,680,026
                                                             -------------
GERMANY -- 3.2%
Federal Republic of Germany, 3.75s,
  2009 .................................       EUR     965   $     937,749
Federal Republic of Germany, 6s,
  2007 .................................             2,084       2,358,946
                                                             -------------
                                                             $   3,296,695
                                                             -------------

                                                                          17-WTS

                                          Principal Amount
Issuer                                     (000 Omitted)         Value
FOREIGN BONDS -- continued
GREECE -- 0.8%
Hellenic Republic, 8.01s, 2003 .........       GRD 174,000   $     593,100
Hellenic Republic, 8.6s, 2008 ..........            52,000         189,621
                                                             -------------
                                                             $     782,721
                                                             -------------
ITALY -- 1.6%
Republic of Italy, 6.75s, 2007 .........       EUR   1,415   $   1,660,945
                                                             -------------
NEW ZEALAND -- 1.0%
Government of New Zealand, 8s, 2004 ....        NZD    610   $     345,505
Government of New Zealand, 8s, 2006 ....             1,150         660,184
                                                             -------------
                                                             $   1,005,689
                                                             -------------
SWEDEN -- 2.1%
Kingdom of Sweden, 6s, 2005 ............       SEK   7,200   $     902,631
Kingdom of Sweden, 9s, 2009 ............             7,900       1,209,117
                                                             -------------
                                                             $   2,111,748
                                                             -------------
UNITED KINGDOM -- 3.3%
United Kingdom Treasury, 6.5s, 2003 ....       GBP   1,500   $   2,464,469
United Kingdom Treasury, 6.75s, 2004 ...               560         937,720
                                                             -------------
                                                             $   3,402,189
                                                             -------------
    Total Foreign Bonds ..................................   $  16,539,845
                                                             -------------
    Total Bonds
      (Identified Cost, $38,520,383) .....................   $  36,458,132
                                                             -------------
CALL OPTIONS PURCHASED
                                          Principal Amount
Description/Expiration Month/Strike         of Contracts
Price                                      (000 Omitted)
Japanese Government Bond
  Futures/August/135.31 (Premiums Paid,
  $32,377) .............................       JPY     250   $           1
                                                             -------------
SHORT-TERM OBLIGATIONS -- 5.1%

                                          Principal Amount
                                           (000 Omitted)
Federal Home Loan Bank, due 7/01/99 at
  Amortized Cost .......................         $   5,200   $   5,200,000
                                                             -------------
OTHER SHORT-TERM
 OBLIGATIONS -- 6.7%
                                               Shares
Navigator Securities Lending Prime
  Portfolio, at cost ...................         6,787,096   $   6,787,096
                                                             -------------
    Total Investments
      (Identified Cost, $101,515,236 ) ...................   $ 108,818,991
                                                             -------------
PUT OPTIONS WRITTEN
                                          Principal Amount
                                            of Contracts
                                           (000 Omitted)

Japanese Government Bond
  Futures/August/135.31 (Premiums
  Received, (32,377)) ..................       JPY     250   $        (127)
                                                             -------------
OTHER ASSETS,
 LESS LIABILITIES -- (6.6)%                                     (6,721,007)
                                                             -------------
    Net Assets -- 100.0% .................................   $ 102,097,857
                                                             -------------
                                                             -------------

        See portfolio footnotes and notes to financial statements


PORTFOLIO OF INVESTMENTS
(Unaudited) -- June 30, 1999
GOVERNMENT SECURITIES SERIES

BONDS -- 97.5%


                                          Principal Amount
Issuer                                      (000 Omitted)           Value
U.S. GOVERNMENT GUARANTEED -- 62.7%

U.S. TREASURY OBLIGATIONS -- 39.1%
U.S. Treasury Bonds, 10.375s, 2012 .....       $11,300        $      14,398,687
U.S. Treasury Bonds, 9.875s, 2015 ......        39,395               53,761,963
U.S. Treasury Bonds, 3.625s, 2028 ......        10,221                9,644,417
U.S. Treasury Bonds, 3.875s, 2029 ......         6,983                6,887,112
U.S. Treasury Bonds, 5.25s, 2029 .......         8,000                7,187,520
U.S. Treasury Notes, 8.5s, 2000 ........        18,000               18,368,460
U.S. Treasury Notes, 8s, 2001 ..........        17,600               18,364,544
U.S. Treasury Notes, 6.5s, 2002 ........        14,750               15,084,235
U.S. Treasury Notes, 4.25s, 2003 .......         5,000                4,721,100
U.S. Treasury Notes, 5.5s, 2003 ........        13,600               13,516,866
U.S. Treasury Notes, 6.5s, 2006 ........        28,700               29,632,750
                                                              -----------------
                                                              $     191,567,654
                                                              -----------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 18.8%
GNMA, 6.5s, 2003 - 2029 ................       $15,524        $      14,927,400
GNMA, 7s, 2008 - 2029 ..................        41,715               41,280,116
GNMA, 7.5s, 2023 - 2027 ................        28,387               28,657,225
GNMA, 8s, 2026 - 2027 ..................         7,271                7,477,491
GNMA, 12.25s, 2015 .....................             8                    8,970
                                                              -----------------
                                                              $      92,351,202
                                                              -----------------
SMALL BUSINESS
  ADMINISTRATION -- 2.6%
SBA, 8.2s, 2005 ........................       $   520        $         532,069
SBA, 8.4s, 2007 ........................           327                  337,449
SBA, 9.65s, 2007 .......................           120                  126,210
SBA, 6.24s, 2009 .......................         8,500                8,478,750
SBA, 8.7s, 2009 ........................         2,529                2,673,899
SBA, 9.05s, 2009 .......................           342                  362,003
SBA, 10.05s, 2009 ......................           306                  329,564
                                                              -----------------
                                                              $      12,839,944
                                                              -----------------
MARITIME ADMINISTRATION -- 2.2%
Empresa Energetica Cornito Ltd., 6.07s,
  2010 (Shipbuilding) ..................       $11,500        $      10,888,200
                                                              -----------------
    Total U.S. Government Guaranteed ......................   $     307,647,000
                                                              -----------------
U.S. FEDERAL AGENCIES -- 34.8%
Aid to Israel, 5.625s, 2003 ............       $ 2,000        $       1,956,340
Aid to Lebanon, 7.62s, 2009 ............         8,430                8,704,063
Aid to Peru, 9.98s, 2008 ...............         5,185                5,807,666
Federal Home Loan Mortgage Corp., 7.5s,
  2001 .................................         1,808                1,832,656
Federal Home Loan Mortgage Corp., 7.5s,
  2027 .................................         2,889                2,920,257
Federal Home Loan Mortgage Corp., 6.5s,
  2029 .................................        21,558               20,810,237
Federal National Mortgage Assn., 8.25s,
  2001 .................................         3,860                3,896,676
Federal National Mortgage Assn., 6.75s,
  2003 .................................         5,293                5,405,301
Federal National Mortgage Assn., 5.625s,
  2004 .................................         5,500                5,329,830
Federal National Mortgage Assn., 5.875s,
  2004 .................................         4,250                4,159,687
Federal National Mortgage Assn., 7.27s,
  2005 .................................         5,975                6,023,589
Federal National Mortgage Assn., 8s,
  2005 .................................         8,417                8,480,121
Federal National Mortgage Assn., 6.13s,
  2011 .................................         2,980                2,935,870
Federal National Mortgage Assn., 6.89s,
  2011 .................................         8,085                8,143,111

18-GSS

Issuer                                    Principal Amount
Federal National Mortgage Assn., 7.836s,   (000 Omitted)     $   Value
  2020 .................................          $     33          32,828
Federal National Mortgage Assn., 6.5s,
  2027 .................................            20,383      19,662,977
Federal National Mortgage Assn., 7s,
  2029 .................................             4,999       4,941,529
Financing Corp., 9.4s, 2018 ............             4,845       6,277,279
Financing Corp., 9.8s, 2018 ............             5,600       7,495,264
Financing Corp., 10.35s, 2018 ..........             5,100       7,143,162
Resolution Funding Corp., 8.875s,
  2020 .................................             6,000       7,603,140
Tennessee Valley Authority, 0s, 2042 ...            12,500       5,575,500
U.S. Department of Housing & Urban
  Development, 6.83s, 2003 .............             8,025       8,155,727
U.S. Department of Housing & Urban
  Development, 6.92s, 2004 .............             4,525       4,631,609
U.S. Department of Housing & Urban
  Development, 6.59s, 2016 .............             5,744       5,481,930
U.S. Department of Veterans Affairs,
  7.5s, 2009 ...........................             6,812       6,946,060
U.S. Department of Veterans Affairs,
  7.75s, 2014 ..........................               236         236,263
                                                             -------------
    Total U.S. Federal Agencies ..........................   $ 170,588,672
                                                             -------------
    Total Bonds
      (Identified Cost, $483,175,988) ....................   $ 478,235,672
                                                             -------------
REPURCHASE AGREEMENT -- 1.3%
Goldman Sachs, dated 6/30/99, due
  7/1/99, total to be received
  $6,552,883 (secured by various U.S.
  Treasury and Federal Agency
  obligations in a jointly traded
  account), at cost ....................         $   6,552   $   6,552,000
                                                             -------------
    Total Investments
      (Identified Cost, $489,727,988 ) ...................   $ 484,787,672
OTHER ASSETS,
 LESS LIABILITIES -- 1.2%                                        5,839,003
                                                             -------------
    Net Assets -- 100.0% .................................   $ 490,626,675
                                                             -------------
                                                             -------------

        See portfolio footnotes and notes to financial statements


PORTFOLIO OF INVESTMENTS
(Unaudited) -- June 30, 1999
HIGH YIELD SERIES

BONDS -- 92.2%

                                          Principal Amount
Issuer                                      (000 Omitted)           Value

U.S. BONDS -- 80.3%

AEROSPACE -- 3.6%
Airplane Pass-Through Trust, 10.875s,
  2019+ ................................       $   700        $         699,510
Argo Tech Corp., 8.625s, 2007 ..........         1,835                1,753,625
BE Aerospace, Inc., 9.875s, 2006 .......         1,150                1,173,000
BE Aerospace, Inc., 8s, 2008 ...........           150                  140,250
BE Aerospace, Inc., 9.5s, 2008 .........           425                  431,375
K & F Industries, Inc., 9.25s, 2007 ....         2,480                2,442,800
L-3 Communications Corp., 10.375s,
  2007 .................................           925                  978,188
L-3 Communications Corp., 8s, 2008 .....           800                  762,000
L-3 Communications Corp., 8.5s, 2008 ...           975                  953,062
MOOG, Inc., 10s, 2006 ..................         1,575                1,638,000
Stellex Industries, Inc., 9.5s, 2007 ...           700                  634,375
United Defense Industries, Inc., 8.75s,
  2007 .................................           690                  677,925
                                                              -----------------
                                                              $      12,284,110
                                                              -----------------
BUILDING -- 3.5%
AAF - McQuay, Inc., 8.875s, 2003 .......       $ 1,125        $       1,077,188
American Standard, Inc., 7.625s,
  2010 .................................           200                  188,000
Building Materials Corp., 8.625s,
  2006 .................................         1,425                1,396,500
Building Materials Corp., 8s, 2007 .....         1,750                1,662,500
Formica Corp., 10.875s, 2009## .........         1,550                1,503,500
MMI Products, Inc., 11.25s, 2007## .....           800                  820,000
Nortek, Inc., 9.25s, 2007 ..............         2,370                2,375,925
Schuff Steel Co., 10.5s, 2008 ..........         1,205                1,117,637
UDC Homes, Inc., 0s, 2000 ..............             7                    3,644
Williams Scotsman, Inc., 9.875s,
  2007 .................................         1,650                1,598,437
                                                              -----------------
                                                              $      11,743,331
                                                              -----------------
BUSINESS SERVICES -- 2.0%
Anacomp, Inc., 10.875s, 2004 ...........       $ 1,700        $       1,772,250
Iron Mountain, Inc., 10.125s, 2006 .....         2,400                2,544,000
Pierce Leahy Corp., 11.125s, 2006 ......           943                1,046,730
Pierce Leahy Corp., 9.125s, 2007 .......           675                  685,125
Unisystem Corp., 7.875s, 2008 ..........           500                  507,500
                                                              -----------------
                                                              $       6,555,605
                                                              -----------------
CHEMICALS -- 2.0%
Huntsman ICI Chemicals, Inc., 10.125s,
  2009## ...............................       $ 2,625        $       2,634,844
Lyondell Chemical Co., 9.625s,
  2007## ...............................         1,475                1,510,031
Lyondell Chemical Co., 9.875s,
  2007## ...............................         1,250                1,273,438
Sterling Chemicals Holdings, Inc., 0s to
  2001, 13.5s to 2008 ..................           575                  172,500
Sterling Chemicals, Inc., 11.75s,
  2006 .................................           350                  267,750
Sterling Chemicals, Inc., 11.25s,
  2007 .................................         1,100                  814,000
                                                              -----------------
                                                              $       6,672,563
                                                              -----------------
CONSUMER GOODS AND SERVICES -- 4.9%
American Safety Razor Co., 9.875s,
  2005 .................................       $ 1,000        $       1,010,000
General Binding Corp., 9.375s, 2008 ....         1,425                1,348,406

                                                                          19-HYS

                                          Principal Amount
Issuer                                      (000 Omitted)           Value
U.S. BONDS -- continued
CONSUMER GOODS AND SERVICES -- continued
Kindercare Learning Centers, Inc., 9.5s,
  2009 .................................       $ 1,775        $       1,681,813
Polymer Group, Inc., 9s, 2007 ..........         2,250                2,199,375
Polymer Group, Inc., 8.75s, 2008 .......           500                  483,750
Remington Products Co. LLC, 11s,
  2006 .................................         1,065                  870,638
Revlon Consumer Products Corp., 8.125s,
  2006 .................................         2,625                2,559,375
Samsonite Corp., 10.75s, 2008 ..........         1,600                1,288,000
Simmons Co., 10.25s, 2009## ............         1,975                2,009,562
Synthetic Industries, Inc., 9.25s,
  2007 .................................         3,100                3,193,000
                                                              -----------------
                                                              $      16,643,919
                                                              -----------------
CONTAINER, FOREST AND PAPER PRODUCTS -- 6.4%
Applied Extrusion Technologies, Inc.,
  11.5s, 2002 ..........................       $ 1,200        $       1,224,000
Atlantis Plastics, Inc., 11s, 2003 .....           525                  530,250
Ball Corp., 8.25s, 2008 ................           360                  351,000
Buckeye Cellulose Corp., 8.5s, 2005 ....         1,525                1,494,500
Buckeye Technologies, Inc., 8s, 2010 ...           900                  859,500
Consolidated Contaniner Co. LLC,
  10.125s, 2009## ......................           375                  380,625
Gaylord Container Corp., 9.75s, 2007 ...         2,250                2,154,375
Gaylord Container Corp., 9.875s,
  2008 .................................         3,060                2,723,400
Graham Packaging/GPC Capital Co., 8.75s,
  2008 .................................           920                  866,525
Packaging Corp. of America, 9.625s,
  2009## ...............................           875                  888,125
Riverwood International Corp., 10.25s,
  2006 .................................         1,200                1,212,000
Riverwood International Corp., 10.875s,
  2008 .................................         1,100                1,067,000
Silgan Holdings, Inc., 9s, 2009 ........         3,000                2,970,000
Speciality Paperboard, Inc., 9.375s,
  2006 .................................         1,800                1,829,250
U.S. Can Corp., 10.125s, 2006 ..........         1,000                1,052,500
U.S. Timberlands, 9.625s, 2007 .........         1,790                1,803,425
                                                              -----------------
                                                              $      21,406,475
                                                              -----------------
CORPORATE ASSET BACKED -- 0.1%
Merrill Lynch Mortgage Investors, Inc.,
  8.372s, 2022+ ........................       $   500        $         465,781
                                                              -----------------
ENERGY -- 5.3%
AmeriGas Partners LP, 10.125s, 2007 ....       $ 1,600        $       1,664,000
Cheasapeake Energy Corp., 9.625s,
  2005 .................................         2,035                1,872,200
Clark Refining & Marketing, Inc.,
  8.625s, 2008 .........................         1,300                1,230,125
Clark USA, Inc., 10.875s, 2005 .........         1,740                1,500,750
Continental Resources, Inc., 10.25s,
  2008 .................................         1,625                1,190,313
Forest Oil Corp., 10.5s, 2006 ..........         1,925                1,997,188
Giant Industries, Inc., 9s, 2007 .......         1,005                  959,775
HS Resources, Inc., 9.25s, 2006 ........         2,325                2,292,625
Ocean Energy, Inc., 8.875s, 2007 .......           350                  344,750
P&L Coal Holdings Corp., 8.875s,
  2008 .................................           550                  551,375
                                          Principal Amount
Issuer                                      (000 Omitted)           Value
U.S. BONDS -- continued
ENERGY -- continued
P&L Coal Holdings Corp., 9.625s,
  2008 .................................       $ 2,085        $       2,100,637
Pool Energy Services Co., 8.625s,
  2008 .................................         1,175                1,216,125
Pride International, Inc., 10s, 2009 ...           985                  999,775
                                                              -----------------
                                                              $      17,919,638
                                                              -----------------
ENTERTAINMENT -- 1.1%
AMC Entertainment, Inc., 9.5s, 2009 ....       $   185        $         177,600
Cinemark USA, Inc., 9.625s, 2008 .......         1,900                1,871,500
Regal Cinemas Inc., 9.5s, 2008 .........         1,825                1,715,500
                                                              -----------------
                                                              $       3,764,600
                                                              -----------------
FINANCIAL INSTITUTIONS -- 0.9%
Willis Corroon Corp., 9s, 2009## .......       $ 3,075        $       2,963,531
                                                              -----------------
FOOD AND BEVERAGE PRODUCTS -- 0.3%
Vlasic Foods International Inc., 10.25s,
  2009## ...............................       $ 1,100        $       1,087,625
                                                              -----------------
GAMING AND HOTELS -- 4.9%
Boyd Gaming Corp., 9.5s, 2007 ..........       $ 3,500        $       3,465,000
Coast Hotels & Casinos, Inc., 9.5s,
  2009## ...............................         1,925                1,852,812
Eldorado Resorts LLC, 10.5s, 2006 ......         1,700                1,808,375
Hollywood Park, Inc., 9.25s, 2007 ......         1,175                1,154,438
Isle of Capri Casinos, Inc., 8.75s,
  2009## ...............................         1,200                1,128,000
Park Place Entertainment Corp., 7.875s,
  2005 .................................         1,600                1,520,000
Prime Hospitality Corp., 9.75s, 2007 ...         1,600                1,584,000
Red Roof Inns, Inc., 9.625s, 2003 ......         1,125                1,139,063
Santa Fe Hotel, Inc., 11s, 2000 ........         1,045                  992,750
Station Casinos, Inc., 8.875s, 2008 ....         1,875                1,828,125
                                                              -----------------
                                                              $      16,472,563
                                                              -----------------
INDUSTRIAL -- 6.8%
Columbus McKinnon Corp., 8.5s, 2008 ....       $ 1,635        $       1,622,737
Day International Group, Inc., 11.125s,
  2005 .................................         1,200                1,272,000
Dura Operating Corp., 9s, 2009## .......         1,100                1,058,750
Envirosource, Inc., 9.75s, 2003 ........         1,107                  694,643
Fairfield Manufacturing Co., Inc.,
  9.625s, 2008## .......................         1,650                1,625,250
Furon Co., 8.125s, 2008 ................         1,150                1,081,000
Hayes Wheels International, Inc., 11s,
  2006 .................................         1,050                1,134,000
Hayes Wheels International, Inc.,
  9.125s, 2007 .........................         1,375                1,381,875
Haynes International, Inc., 11.625s,
  2004 .................................         1,625                1,543,750
IMO Industries, Inc., 11.75s, 2006 .....         1,585                1,616,700
International Knife & Saw, Inc.,
  11.375s, 2006 ........................         1,325                1,305,125
Johnstown America Industries, 11.75s,
  2005 .................................           830                  883,950
Newcor, Inc., 9.875s, 2008 .............         1,525                1,364,875
Numatics, Inc., 9.625s, 2008 ...........           330                  299,063
Oxford Automotive, Inc., 10.125s,
  2007 .................................           950                  931,000
Simonds Industries, Inc., 10.25s,
  2008 .................................         1,550                1,519,000
Talon Automotive Group, Inc., 9.625s,
  2008 .................................           300                  258,000

20-HYS

                                          Principal Amount
Issuer                                      (000 Omitted)           Value
U.S. BONDS -- continued
INDUSTRIAL -- continued
Thermadyne Holdings Corp., 0s to 2003,
  12.5s to 2008 ........................       $ 2,900        $       1,377,500
Thermadyne Manufacturing / Capital
  Corp., 9.875s, 2008 ..................         1,950                1,820,812
                                                              -----------------
                                                              $      22,790,030
                                                              -----------------
MEDIA -- 15.8%
Acme Television LLC, 0s to 2000, 10.875s
  to 2004 ..............................       $   675        $         554,344
Adelphia Communications Corp., 8.375s,
  2008## ...............................         2,400                2,309,634
Allbritton Communications Co., 9.75s,
  2007 .................................         1,300                1,306,500
Avalon Cable Holdings LLC, 0s to 2003,
  11.875s to 2008## ....................         1,950                1,291,875
Avalon Cable of Michigan, 9.375s,
  2008## ...............................           525                  533,532
Big Flower Press Holdings, Inc., 8.875s,
  2007 .................................           875                  829,062
Big Flower Press Holdings, Inc., 8.625s,
  2008 .................................         1,125                1,035,000
Bresnan Communications Group, 0s to
  2004, 9.25s to 2009## ................         1,000                  650,000
Bresnan Communications Group, 8s,
  2009## ...............................         1,215                1,218,037
Chancellor Media Corp., 8.75s, 2007 ....           650                  646,750
Chancellor Media Corp., 8s, 2008 .......         2,100                2,058,000
Charter Commerce Holdings LLC, 0s to
  2004, 9.92s to 2011## ................         3,150                1,953,000
Charter Communications Holdings, 8.25s,
  2007## ...............................         3,250                3,095,625
Classic Cable, Inc., 9.875s, 2008## ....         1,050                1,086,750
Classic Communications, Inc., 0s to
  2003, 13.25s to 2009## ...............           775                  511,500
CSC Holdings, Inc., 8.125s, 2009 .......         1,000                1,005,310
Cumulus Media, Inc., 10.375s, 2008 .....           675                  715,500
Digital Television Services, Inc.,
  12.5s, 2007 ..........................         1,450                1,618,562
Echostar DBS Corp., 9.375s, 2009## .....         2,425                2,473,500
Fox/Liberty Networks LLC, Inc., 8.875s,
  2007 .................................         2,350                2,444,000
Frontiervision Holding LP, 0s to 2001,
  11.87s to 2007 .......................           300                  259,500
Frontiervision Operating Partnership LP,
  11s, 2006 ............................         1,350                1,485,000
Golden Books Publishing, Inc., 7.65s,
  2002** ...............................           625                  254,688
Granite Broadcasting Corp., 10.375s,
  2005 .................................         1,650                1,674,750
Granite Broadcasting Corp., 8.875s,
  2008 .................................           940                  911,800
Hollinger International Publishing,
  Inc., 9.25s, 2007 ....................         1,300                1,329,250
Intermedia Capital Partners IV, LP,
  11.25s, 2006 .........................         1,375                1,560,625
Lenfest Communications, Inc., 10.5s,
  2006 .................................         1,345                1,546,750
Liberty Group Operating, Inc., 9.375s,
  2008 .................................         1,145                1,099,200
LIN Holdings Corp., 0s to 2003, 10s to
  2008 .................................           300                  198,000
                                          Principal Amount
Issuer                                      (000 Omitted)           Value
U.S. BONDS -- continued
MEDIA -- continued
LIN Televison Corp., 8.375s, 2008 ......       $ 1,450        $       1,392,000
Mail-Well I Corp., 8.75s, 2008## .......         1,000                  975,000
Marvel Holdings, Inc., 0s, 1998** ......         1,165                        0
NTL Communications Corp., 0s to 2003,
  12.375s to 2008 ......................         5,500                3,698,750
NTL, Inc., 0s to 2004, 9.75s to
  2009+ ................................         1,400                1,334,872
Telemundo Holdings, Inc., 0s to 2003,
  11.5s to 2008 ........................         2,825                1,497,250
Transwestern Publishing, 9.625s,
  2007 .................................           700                  686,000
United International Holdings, Inc.,
  10.75s, 2008 .........................         4,575                3,019,500
World Color Press, Inc., 8.375s,
  2008 .................................         1,105                1,099,475
World Color Press, Inc., 7.75s, 2009 ...           850                  790,500
Young Broadcasting, Inc., 8.75s,
  2007 .................................         1,000                  970,000
                                                              -----------------
                                                              $      53,119,391
                                                              -----------------
MEDICAL AND HEALTH TECHNOLOGY AND SERVICES -- 2.3%
Alaris Medical Systems, Inc., 9.75s,
  2006 .................................       $ 1,500        $       1,485,000
Alaris Medical, Inc., 0s to 2003,
  11.125s to 2008 ......................         1,400                  759,500
Fresenius Medical Care Capital Trust,
  7.875s, 2008 .........................         2,550                2,371,500
Prime Medical Services, Inc., 8.75s,
  2008 .................................         2,425                2,364,375
Tenet Healthcare Corp., 7.625s, 2008 ...           740                  691,900
                                                              -----------------
                                                              $       7,672,275
                                                              -----------------
METALS AND MINERALS -- 3.6%
Alaska Steel Holdings Corp., 9.125s,
  2006 .................................       $ 1,280        $       1,312,000
Alaska Steel Holdings Corp., 7.875s,
  2009## ...............................           325                  312,000
Algoma Steel, Inc., 12.375s, 2005 ......         1,150                1,115,500
Commonwealth Aluminum Corp., 10.75s,
  2006 .................................         1,650                1,683,000
Doe Run Resources Corp., 11.25s,
  2005 .................................         1,000                  905,000
Jorgensen (Earle M.) Co., 9.5s, 2005 ...           960                  909,600
Kaiser Aluminum & Chemical Corp.,
  9.875s, 2002 .........................         1,400                1,410,500
Keystone Consolidated Industries, Inc.,
  9.625s, 2007 .........................           960                  936,000
Metal Management, Inc., 10s, 2008 ......         1,875                1,509,375
WCI Steel, Inc., 10s, 2004 .............         1,600                1,628,000
Weirton Steel Corp., 10.75s, 2005 ......           350                  332,500
Wheeling Pittsburgh Corp., 9.25s,
  2007 .................................            25                   24,000
                                                              -----------------
                                                              $      12,077,475
                                                              -----------------
RETAIL -- 2.2%
Affinity Group Holding, Inc., 11s,
  2007 .................................       $   750        $         750,938
Cole National Group, Inc., 8.625s,
  2007 .................................           625                  537,500
Finlay Enterprises, Inc., 9s, 2008 .....           450                  428,625

                                                                          21-HYS

                                          Principal Amount
Issuer                                      (000 Omitted)           Value
U.S. BONDS -- continued
RETAIL -- continued
Finlay Fine Jewelry Corp., 8.375s,
  2008 .................................       $ 1,325        $       1,298,500
J.Crew Operating Corp., 10.375s,
  2007 .................................         2,525                2,531,312
Musicland Group, Inc., 9s, 2003 ........           500                  475,000
Musicland Group, Inc., 9.875s, 2008 ....         1,550                1,511,250
                                                              -----------------
                                                              $       7,533,125
                                                              -----------------
SUPERMARKETS -- 1.0%
Jitney-Jungle Stores of America, Inc.,
  12s, 2006 ............................       $ 2,410        $       1,976,200
Jitney-Jungle Stores of America, Inc.,
  10.375s, 2007 ........................           250                   87,500
Pathmark Stores, Inc., 11.625s, 2002 ...           775                  786,625
Pathmark Stores Inc., 0s to 1999, 10.75s
  to 2003 ..............................           200                  197,000
Penn Traffic Co., 8.625s, 2003** .......         1,200                  444,000
                                                              -----------------
                                                              $       3,491,325
                                                              -----------------
TELECOMMUNICATIONS -- 13.2%
Allegiance Telecommunications, Inc., 0s
  to 2003, 11.75s to 2008 ..............       $ 1,100        $         679,250
Allegiance Telecommunications, Inc.,
  12.875s, 2008 ........................         1,225                1,298,500
American Celluar Corp., 10.5s, 2008 ....         1,125                1,147,500
AMSC Acquisition Co., Inc., 12.25s,
  2008 .................................           950                  726,750
Centennial Cellular Operating Co.,
  10.75s, 2008## .......................         1,725                1,785,375
Crown Castle International Corp., 9s,
  2011 .................................           300                  288,000
DTI Holdings, Inc., 0s to 2003, 12.5s to
  2008 .................................         2,400                  876,000
Exodus Communications, Inc., 11.25s,
  2008 .................................         1,725                1,815,562
GCI, Inc., 9.75s, 2007 .................           795                  795,000
Global Crossings Holdings Ltd., 9.625s,
  2008 .................................         1,300                1,404,000
ICG Holdings, Inc., 0s to 2001, 12.5s to
  2006 .................................         2,525                2,020,000
Intermedia Communications, Inc., 8.875s,
  2007 .................................         1,150                1,075,250
ITC Deltacom, Inc., 11s, 2007 ..........           682                  733,150
ITC Deltacom, Inc., 8.875s, 2008 .......           700                  696,500
ITC Deltacom, Inc., 9.75s, 2008 ........         1,500                1,537,500
Level 3 Communications, Inc., 9.125s,
  2008 .................................         3,425                3,369,344
Metromedia Fiber Network, Inc., 10s,
  2008 .................................         1,575                1,618,312
MJD Communications, Inc., 9.5s, 2008 ...         1,000                  997,500
Mobile Telecommunication Technologies
  Corp., 13.5s, 2002 ...................           175                  197,750
Nextel Communications, Inc., 0s to 1999,
  9.75s to 2004 ........................           210                  213,150
Nextel Communications, Inc., 0s to 2002,
  9.75s to 2007 ........................           785                  547,537
Nextel Communications, Inc., 0s to 2003,
  9.95s to 2008 ........................         3,275                2,259,750
Nextel International, Inc., 0s to 2003,
  12.125s to 2008 ......................         1,775                  923,000
                                          Principal Amount
Issuer                                      (000 Omitted)           Value
U.S. BONDS -- continued
TELECOMMUNICATIONS -- continued
Nextlink Communications, Inc., 9.625s,
  2007 .................................       $   350        $         337,750
Nextlink Communications, Inc., 10.75s,
  2009 .................................         3,100                3,177,500
Nextlink Communications, Inc., 0s to
  2004, 12.25s to 2009 .................           775                  449,500
Northeast Optic Network, 12.75s,
  2008 .................................           850                  879,750
Pagemart Wireless, Inc., 0s to 2003,
  11.25s to 2008 .......................         1,025                  420,250
Psinet, Inc., 10s, 2005 ................           200                  199,000
Psinet, Inc., 11.5s, 2008 ..............           550                  577,500
Qwest Communications International,
  Inc., 7.25s, 2008 ....................           300                  294,018
Qwest Communications International,
  Inc., 7.5s, 2008 .....................           450                  449,946
Rural Cellular Corp., 9.625s, 2008 .....           800                  830,000
Spectrasite Holdings, Inc., 0s to 2003,
  12s to 2008## ........................         1,300                  819,000
Spectrasite Holdings, Inc., 0s to 2004,
  11.25s to 2009## .....................         3,025                1,720,469
Telesystem International Wireless, Inc.,
  0s to 2002, 13.25s to 2007 ...........         1,350                  713,813
Time Warner Telecommunications LLC,
  9.75s, 2008 ..........................         2,000                2,050,000
Triton PCS, Inc., 0s to 2003, 11s to
  2008 .................................         1,975                1,264,000
Verio, Inc., 10.375s, 2005 .............           175                  176,750
Viatel, Inc., 0s to 2003, 12.5s to
  2008 .................................           425                  272,000
Viatel, Inc., 11.25s, 2008 .............           950                  964,250
Western Wireless Corp., 10.5s, 2007 ....         1,665                1,796,119
                                                              -----------------
                                                              $      44,396,295
                                                              -----------------
TRANSPORTATION -- 0.1%
Moran Transportation Co., 11.75s,
  2004 .................................       $   300        $         323,250
                                                              -----------------
UTILITIES -- ELECTRIC -- 0.3%
El Paso Electric Co., 8.9s, 2006 .......       $   500        $         542,855
Esi Tractebel Acquisition Corp., 7.99s,
  2011 .................................           525                  515,156
                                                              -----------------
                                                              $       1,058,011
                                                              -----------------
    Total U.S. Bonds ......................................   $     270,440,918
                                                              -----------------
FOREIGN BONDS -- 11.9%

BELGIUM -- 1.0%
Completel Europe NV, 14s, 2009
  (Telecommunications)## ...............       $ 2,325        $       1,232,250
Hermes Europe Railtel BV, 10.375s, 2009
  (Telecommunications) .................           825                  835,313
Tele1 Europe BV, 13s, 2009
  (Telecommunications)## ...............         1,350                1,404,000
                                                              -----------------
                                                              $       3,471,563
                                                              -----------------
CANADA -- 2.5%
Clearnet Communications, Inc., 0s to
  2000, 14.75s to 2005
  (Telecommunications) .................       $   825        $         750,750
International Utility Structures,
  10.75s, 2008 (Utilities-Electric) ....         1,000                1,005,000
MetroNet Communications Corp., 0s to
  2002, 10.75s to 2007
  (Telecommunications)## ...............         1,510                1,177,400

22-HYS

                                          Principal Amount
Issuer                                      (000 Omitted)           Value
FOREIGN BONDS -- continued
CANADA -- continued
Metronet Communications Corp., 12s, 2007
  (Telecommunications) .................       $   650        $         741,000
PCI Chemicals Canada, Inc., 9.25s, 2007
  (Chemicals) ..........................         1,635                1,389,750
Repap New Brunswick, Inc., 9s, 2004
  (Container, Forest and Paper
  Products) ............................         2,035                1,887,462
Rogers Cablesystems, Inc., 9.625s, 2002
  (Media) ..............................           250                  261,875
Russel Metals Inc, 10s, 2009 (Metals and
  Minerals) ............................         1,200                1,200,600
                                                              -----------------
                                                              $       8,413,837
                                                              -----------------
GREECE -- 0.2%
Fage Dairy Industries S.A., 9s, 2007
  (Food and Beverage Products) .........       $   675        $         607,500
                                                              -----------------
LUXEMBOURG -- 0.5%
Millicom International Cellular
  Communications Corp., 0s to 2001,
  13.5s to 2006 (Telecommunications) ...       $ 2,360        $       1,758,200
                                                              -----------------
MEXICO -- 0.3%
Satelites Mexicanos SA de CV, 10.125s,
  2004 (Telecommunications) ............       $ 1,250        $         996,875
                                                              -----------------
NETHERLANDS -- 0.7%
Versatel Telecom BV, 13.25s, 2008
  (Telecommunications) .................       $ 2,250        $       2,351,250
                                                              -----------------
THAILAND -- 0.2%
Jasmine Submarine Telecom Ltd., 8.483s,
  2011 (Industrial)## ..................       $   779        $         615,029
                                                              -----------------
UNITED KINGDOM -- 6.5%
Colt Telecommunications Group PLC, 0s to
  2001, 12s to 2006
  (Telecommunications) .................       $ 3,800        $       3,135,000
Dialog Corp. PLC, 11s, 2007
  (Telecommunications) .................           950                  881,125
Diamond Cable Communications Corp. PLC,
  0s to 2000, 11.75s to 2005 (Media) ...           150                  133,875
Dolphin Telecom PLC, 11.5s, 2008
  (Telecommunications) .................         2,750                1,371,562
Dolphin Telecom PLC, 0s to 2004, 14s to
  2009 (Telecommunications)## ..........         1,325                  636,000
Energis PLC, 9.75s, 2009
  (Telecommunications)## ...............         1,800                1,836,000
Esat Telecom Group PLC, 0s to 2002,
  12.5s to 2007 (Telecommunications) ...         1,250                  887,500
Esat Telecom Group PLC, 11.875s, 2008
  (Telecommunications) .................         2,550                2,626,500
Esprit Telecom Group PLC, 11.5s,
  2007(Telecommunications)## ...........           700                  721,000
Espirit Telecom Group PLC, 10.875s, 2008
  (Telecommunications) .................         1,700                1,751,000
Jazztel PLC, 14s, 2009
  (Telecommunications)## ...............         1,700                1,674,500
                                          Principal Amount
Issuer                                      (000 Omitted)           Value
FOREIGN BONDS -- continued
UNITED KINGDOM -- continued
ONO Finance PLC, 13s, 2009 (Media)## ...         2,585                2,662,550
Telewest Communications PLC, 11.25s,
  2008 (Media) .........................       $   500        $         585,000
Telewest Communications PLC, 0s to 2004,
  9.25s to 2009 (Media)## ..............           850                  561,000
Telewest PLC, 9.625s, 2006 (Media) .....         1,475                1,519,250
ZSC Specialty, 11s, 2009
  (Chemical)## .........................         1,025                1,032,688
                                                              -----------------
                                                              $      22,014,550
                                                              -----------------
    Total Foreign Bonds ...................................   $      40,228,804
                                                              -----------------
    Total Bonds
      (Identified Cost, $319,476,782) .....................   $     310,669,722
                                                              -----------------
PREFERRED STOCK -- 2.9%
                                             Shares
CONSUMER GOODS AND SERVICES
Renaissance Cosmetics, Inc., 14s* ......           850        $              --
                                                              -----------------
ENERGY -- 0.1%
Clark USA, Inc., 11.5s .................           767        $         498,550
                                                              -----------------
MEDIA -- 1.3%
CSC Holdings, Inc., 11.125s* ...........        16,572        $       1,839,492
Primedia, Inc., 8.625s* ................        23,750                2,280,024
Primedia, Inc., 10s ....................         4,000                  416,000
                                                              -----------------
                                                              $       4,535,516
                                                              -----------------
TELECOMMUNICATIONS -- 1.5%
Crown Castle International Corp.,
  12.75s## .............................         1,623        $       1,704,150
E Spire Communications, Inc., 12.75s ...           557                  222,800
Global Crossing Holdings Ltd., 10.5s ...        12,250                1,300,031
Nextel Communications, Inc., 13s* ......           143                  153,010
Rural Cellular Corp., 11.375s ..........         1,499                1,513,990
                                                              -----------------
                                                              $       4,893,981
                                                              -----------------
    Total Preferred Stock
      (Identified Cost, $9,876,131) .......................   $       9,928,047
                                                              -----------------
CONVERTIBLE PREFERRED
 STOCK -- 0.1%
ICG Funding LLC, 6.75s * (Identified
  Cost, $386,750) ......................         5,250        $         271,687
                                                              -----------------
STOCKS -- 0.1%
U.S. STOCKS -- 0.1%

CONSUMER GOODS AND SERVICES
Ranger Industries, Inc. * ..............         8,952        $           3,357
                                                              -----------------
MEDIA
Classic Communications Inc.* ...........         2,325        $          46,500
                                                              -----------------
REAL ESTATE
Atlantic Gulf Communities Corp.+* ......            30        $              19
                                                              -----------------
TELECOMMUNICATIONS -- 0.1%
Viatel, Inc.* ..........................         6,681        $         374,971
                                                              -----------------
    Total U.S. Stocks .....................................   $         424,847
                                                              -----------------
    Total Stocks
      (Identified Cost, $396,964) .........................   $         424,847
                                                              -----------------

                                                                          23-HYS

                                          Principal Amount
Issuer                                      (000 Omitted)           Value
CONVERTIBLE BOND -- 0.1%
U.S. BONDS -- 0.1%

MEDICAL AND HEALTH TECHNOLOGY AND SERVICES -- 0.1%
Total Renal Care Holdings, Inc.,
  7s,2009## (Identified Cost
  $128,400) ............................       $   195        $         157,950
                                                              -----------------
WARRANTS* -- 0.4%
                                             Shares
Allegiance Telecommunications, Inc.
  (Telecommunications) .................         1,550        $           8,913
American Mobile Satellite Corp.
  (Telecommunications)## ...............           950                   38,000
Colt Telecommunications Group PLC
  (Telecommunications)## ...............         1,588                  994,167
DTI Holdings, Inc.
  (Telecommunications) .................        12,000                      120
Esat Holdings Ltd.
  (Telecommunications)## ...............           550                   38,500
ICO, Inc. (Energy) .....................        25,000                   15,250
Jazztel PLC (Telecommunications)## .....         8,500                  153,000
Knology Holdings, Inc.
  (Telecommunications)## ...............           525                    1,054
Loral Orion Network Systems, Inc.
  (Telecommunications) .................         2,100                   27,800
McCaw International Ltd.
  (Telecommunications)## ...............           850                    1,063
Metronet Communications Corp.
  (Telecommunications)## ...............           650                   48,750
Renaissance Cosmetics, Inc. (Consumer
  Goods and Services) ..................           689                       --
Versatel Telecom BV
  (Telecommunications) .................         2,250                  112,500
                                                              -----------------
    Total Warrants
      (Identified Cost, $566,885) .........................   $       1,439,117
                                                              -----------------
COMMERCIAL PAPER -- 1.8%


                                          Principal Amount
Issuer                                      (000 Omitted)           Value
General Electric Capital Corp., due
  7/01/99, at Amortized Cost ...........       $ 5,995        $       5,995,000
                                                              -----------------
    Total Investments
      (Identified Cost, $336,826,912 ) ....................   $     328,886,370
                                                              -----------------
OTHER ASSETS,
 LESS LIABILITIES -- 2.4%                                             8,125,467
                                                              -----------------
    Net Assets -- 100.0% ..................................   $     337,011,837
                                                              -----------------
                                                              -----------------

           See portfolio footnotes and notes to financial statements

PORTFOLIO OF INVESTMENTS
(Unaudited) -- June 30, 1999
INTERNATIONAL GROWTH & INCOME SERIES
STOCKS -- 87.3%


Issuer                                         Shares            Value
FOREIGN STOCKS -- 69.4%

AUSTRALIA -- 2.7%
Australia & New Zealand Banking Group
  Ltd. (Banks and Credit Cos.)* ........         66,400      $      487,431
QBE Insurance Group Ltd.
  (Insurance)* .........................        426,530           1,620,644
Seven Network Ltd. (Entertainment) .....         22,459              65,745
                                                             --------------
                                                             $    2,173,820
                                                             --------------
AUSTRIA -- 0.7%
Austria Tabak AG (Tobacco) .............          8,790      $      511,782
                                                             --------------
CANADA -- 2.2%
Canadian National Railway Co.
  (Railroads) ..........................         21,680      $    1,452,560
Toronto-Dominion Bank (Banks and Credit
  Cos.) ................................          6,700             304,850
                                                             --------------
                                                             $    1,757,410
                                                             --------------
FINLAND -- 0.8%
Helsingin Puhelin Oyj
  (Telecommunications) .................         13,230      $      627,141
                                                             --------------
FRANCE -- 10.9%
Axa (Insurance) ........................          3,000      $      365,724
Castorama Dubois Investisse (Stores --
  Building Products) ...................          3,600             853,254
Pernod-Ricard (Beverages) ..............          6,600             442,084
Pinault-Printemps-Redoute S.A.
  (Retail) .............................         13,350           2,289,193
Sanofi-Synthelabo S.A. (Medical and
  Health Products)* ....................         21,640             917,646
SEITA (Tobacco) ........................         28,800           1,661,990
Television Francaise (Entertainment) ...          6,750           1,572,027
TOTAL S.A., ADR (Oils)* ................          8,010             516,145
                                                             --------------
                                                             $    8,618,063
                                                             --------------
GERMANY -- 4.9%
Bayerische HypoVereinsbank (Banks and
  Credit Cos.) .........................         13,000      $      843,979
Henkel KGaA (Chemicals) ................         10,260             699,928
Mannesmann AG (Conglomerate) ...........         15,940           2,381,794
                                                             --------------
                                                             $    3,925,701
                                                             --------------
GREECE -- 1.1%
Hellenic Telecommunication Organization
  S.A., GDR (Telecommunications) .......         41,548      $      889,665
                                                             --------------
HONG KONG -- 0.6%
Dairy Farm International Holdings Ltd.
  (Supermarkets) .......................        394,000      $      472,800
                                                             --------------
IRELAND -- 0.5%
Allied Irish Bank PLC (Banks and Credit
  Cos.) ................................         32,296      $      427,547
                                                             --------------
ITALY -- 1.6%
San Paolo Imi S.p.A (Banks and Credit
  Cos.) ................................         48,965      $      666,051
Telecom Italia Mobile S.p.A., Saving
  Shares (Telecommunications) ..........        121,580             447,279
Unione Immobiliare S.p.A. (Real
  Estate) ..............................        419,790             186,015
                                                             --------------
                                                             $    1,299,345
                                                             --------------

24-IGI

Issuer                                         Shares            Value
FOREIGN STOCKS -- continued
JAPAN -- 13.3%
Canon, Inc. (Special Products and
  Services) ............................         95,000      $    2,734,039
Fujitsu Ltd. (Computer Hardware --
  Systems) .............................         39,000             785,354
Hitachi Ltd. (Electronics) .............        100,000             938,637
NTT Mobile Communications Network, Inc.
  (Telecommunications) .................              7              94,939
NTT Mobile Communications Network, Inc.
  (Telecommunications)* ................             28             375,124
Olympus Optical Co. (Optical Goods) ....         43,000             636,181
Rohm Co. (Electronics) .................          8,000           1,253,722
Secom Co. (Consumer Goods and
  Services) ............................          8,000             833,609
Takeda Chemical Industries Co.
  (Pharmaceuticals) ....................         36,000           1,670,195
Terumo Corp. (Medical Products) ........         42,000             936,073
Ushio, Inc. (Electronics) ..............         22,000             282,005
                                                             --------------
                                                             $   10,539,878
                                                             --------------
MEXICO -- 0.3%
Panamerican Beverages, Inc. "A"
  (Beverages) ..........................         11,100      $      264,319
                                                             --------------
NETHERLANDS -- 9.3%
Akzo Nobel N.V. (Chemicals) ............         24,110      $    1,013,690
Benckiser N.V., "B" (Consumer Goods and
  Services) ............................         21,378           1,140,054
Equant N.V. (Computer Software --
  Services)* ...........................          3,300             310,613
Hunter Douglas N.V., ADR (Consumer Goods
  and Services)* .......................         23,300             799,554
IHC Caland N.V. (Marine Equipment)* ....         14,921             584,291
ING Groep N.V. (Financial Services)* ...          7,750             419,285
Koninklijke Ahold N.V., ADR (Food/
  Retail) ..............................         22,474             778,162
Royal Dutch Petroleum Co., ADR
  (Oils) ...............................         10,250             617,562
Unilever N.V. (Food)* ..................          4,642             323,780
Wolters Kluwer N.V. (Publishing)* ......         34,972           1,391,091
                                                             --------------
                                                             $    7,378,082
                                                             --------------
PORTUGAL -- 0.5%
Electricidade de Portugal S.A.
  (Utilities -- Electric) ..............         23,520      $      423,184
                                                             --------------
SOUTH KOREA -- 0.6%
Korea Electric Power Corp. (Utilities --
  Electric) ............................         10,320      $      428,848
                                                             --------------
SPAIN -- 3.2%
Banco Popular Espanol S.A. (Banks and
  Credit Cos.) .........................          6,800      $      488,766
Repsol S.A. (Oils) .....................         18,500             377,472
Telefonica de Espana (Utilities --
  Telephone)* ..........................         33,382           1,606,830
Telefonica Publicidad e Informacion,
  S.A. (Telephone)* ....................          4,800              95,713
                                                             --------------
                                                             $    2,568,781
                                                             --------------
Issuer                                         Shares            Value

FOREIGN STOCKS -- continued
SWEDEN -- 2.5%
Ericsson LM, "B" (Telecommunication
  Equipment) ...........................         18,900      $      607,055
Saab AB, "B" (Aerospace) ...............         97,190             756,075
Skandia Forsakrings AB (Insurance) .....         32,300             605,339
                                                             --------------
                                                             $    1,968,469
                                                             --------------
SWITZERLAND -- 2.9%
Clariant AG (Chemicals) ................            874      $      359,810
Nestle S.A. (Food and Beverage
  Products) ............................            575           1,036,006
UBS AG (Banks and Credit Cos.) .........          3,100             925,254
                                                             --------------
                                                             $    2,321,070
                                                             --------------
UNITED KINGDOM -- 10.8%
Allied Zurich PLC (Insurance) ..........         31,175      $      391,826
AstraZeneca Group PLC (Medical and
  Health Products) .....................         10,234             399,276
Avis Europe PLC (Auto Rental)## ........        167,140             709,897
British Aerospace PLC (Aerospace and
  Defense)* ............................        103,326             672,536
British Petroleum Amoco PLC, ADR
  (Oils) ...............................         14,530           1,576,505
Cable & Wireless Communications PLC
  (Telecommunications) .................         35,900             345,128
Compass Group PLC (Food Services) ......        145,960           1,448,057
Lloyds TSB Group PLC (Banks and Credit
  Cos.) ................................         57,880             785,850
Rentokil Initial PLC (Business
  Services) ............................         63,300             245,412
Reuters Group PLC (Business
  Services) ............................         64,300             845,655
Williams PLC (Conglomerate) ............        178,350           1,177,723
                                                             --------------
                                                             $    8,597,865
                                                             --------------
    Total Foreign Stocks .................................   $   55,193,770
                                                             --------------
U.S. STOCKS -- 17.9%

ADVERTISING -- 0.5%
Young & Rubicam, Inc. ..................          7,900      $      358,956
                                                             --------------
AEROSPACE -- 1.0%
Raytheon Co., "A" ......................         11,900      $      819,612
                                                             --------------
AUTOMOTIVE -- 0.3%
Delphi Automotive Systems Corp. ........         11,600      $      215,325
                                                             --------------
BUSINESS MACHINES -- 1.5%
Xerox Corp. ............................         19,840      $    1,171,800
                                                             --------------
COMPUTER HARDWARE -- SYSTEMS -- 1.1%
Hewlett-Packard Co. ....................          9,100      $      914,550
                                                             --------------
CONSUMER GOODS AND SERVICES -- 4.1%
Galileo International, Inc. ............          7,900      $      422,156
Newell Rubbermaid, Inc. ................         12,000             558,000
Philip Morris Cos., Inc. ...............         20,510             824,246
Tyco International Ltd. ................         15,458           1,464,645
                                                             --------------
                                                             $    3,269,047
                                                             --------------
ELECTRICAL EQUIPMENT -- 0.7%
Cooper Industries, Inc. ................         10,400      $      540,800
                                                             --------------
FINANCIAL INSTITUTIONS -- 0.8%
Associates First Capital Corp., "A" ....         12,600      $      558,338
Goldman Sachs Group, Inc.* .............            700              50,575
                                                             --------------
                                                             $      608,913
                                                             --------------

                                                                          25-IGI

Issuer                                         Shares            Value
U.S. STOCKS -- continued
FOOD AND BEVERAGE PRODUCTS -- 1.5%
Anheuser-Busch Cos., Inc. ..............         16,300      $    1,156,281
                                                             --------------
FOREST AND PAPER PRODUCTS -- 0.6%
Jefferson Smurfit Corp. ................        218,200      $      515,825
                                                             --------------
INSURANCE -- 3.7%
Allstate Corp. .........................         23,300      $      835,888
American International Group, Inc. .....          9,700           1,135,506
ReliaStar Financial Corp. ..............         22,920           1,002,750
                                                             --------------
                                                                  2,974,144
                                                             --------------
INTERNET
Ask Jeeves, Inc. .......................             50      $          700
                                                             --------------
MEDICAL AND HEALTH PRODUCTS -- 0.6%
Pharmacia & Upjohn, Inc. ...............          9,100      $      516,994
                                                             --------------
RESTAURANTS AND LODGING -- 1.5%
McDonald's Corp. .......................         28,300      $    1,169,144
                                                             --------------
    Total U.S. Stocks ....................................   $   14,232,091
                                                             --------------
    Total Stocks
      (Identified Cost, $62,891,046) .....................   $   69,425,861
                                                             --------------
WARRANTS*
Issuer
Vivendi (Utilities -- Water) (Identified
  Cost, $910) ..........................          2,560      $        6,859
                                                             --------------
SHORT-TERM OBLIGATIONS -- 4.2%
                                          Principal Amount
Issuer                                     (000 Omitted)
Federal Home Loan Bank, due 7/01/99 at
  Amortized Cost .......................  $       3,300      $    3,300,000
                                                             --------------
    Total Investments
      (Identified Cost, $66,191,956 ) ....................   $   72,732,720
                                                             --------------
OTHER ASSETS,
 LESS LIABILITIES -- 8.5%                                         6,750,394
                                                             --------------
    Net Assets -- 100.0% .................................   $   79,483,114
                                                             --------------
                                                             --------------

         See portfolio footnotes and notes to financial statements


PORTFOLIO OF INVESTMENTS
(Unaudited) -- June 30, 1999
MFS/FOREIGN & COLONIAL
EMERGING MARKETS EQUITY SERIES
STOCKS -- 90.5%


Issuer                                         Shares            Value

ARGENTINA -- 0.6%
Banco de Galicia y Buenos Aires S.A. de
  C.V., ADR (Banks and Credit Cos.) ....          2,016      $       40,824
Perez Companc S.A. (Oils) ..............          9,687              55,708
Siderca S.A. (Steel) ...................         10,492              13,747
Telecom Argentina S.A., ADR
  (Telecommunications) .................            420              11,235
Telefonica de Argentina, ADR (Utilities
  -- Telephone) ........................          1,075              33,728
                                                             --------------
                                                             $      155,242
                                                             --------------
BRAZIL -- 11.0%
Banco Bradesco S.A., Preferred (Banks
  and Credit Cos.) .....................     28,810,000      $      146,491
CEMIG, Preferred (Utilities --
  Electric) ............................          7,504             138,033
Centrais Eletricas Brasileiras S.A.,
  Preferred, B (Utilities --
  Electric) ............................     17,563,000             354,237
Companhia Cervejaria Brahma, Preferred
  (Beverages) ..........................        216,000             121,912
Companhia Paranaense de Energia,
  Preferred B (Utilities --
  Electric) ............................         11,408              91,586
Embratel Participacoes S.A.
  (Telecommunications)* ................      8,944,283              66,703
Embratel Participacoes S.A., Preferred
  (Telecommunications) .................      7,838,046             108,936
Itausa Investimentos Itau S.A.,
  Preferred (Conglomerate) .............        223,000             118,429
Petroleo Brasileiro S.A., Preferred
  (Oils) ...............................      2,316,000             359,830
Tele Centro Sul Participacoes S.A.
  (Telecommunications)* ................     12,235,283              64,633
Tele Centro Sul Participacoes S.A.,
  Preferred (Telecommunications) .......      6,515,000              71,739
Tele Norte Leste Participacoes S.A.
  (Telecommunications) .................      9,222,183              84,406
Tele Norte Leste Participacoes S.A.,
  Preferred (Telecommunications)* ......      6,914,000             125,780
Tele Sudeste Celular Participacoes S.A.,
  Preferred (Telecommunications) .......     16,832,000              95,572
Telebras Telecomunicacoes Brasileiras
  (Telecommunications) .................      1,515,000             134,467
Telebras, ADR (Telecommunications)* ....      1,228,000                  49
Telesp Celular Participacoes S.A.
  (Telecommunications) .................     12,079,283              64,832
Telesp Celular Participacoes S.A.,
  Preferred (Telecommunications) .......          6,261              65,794
Telesp Participacoes S.A.
  (Telecommunications) .................     10,735,285             138,224
Telesp Participacoes S.A., Preferred
  (Telecommunications) .................          8,060             188,977
Unibanco S.A. (Banks and Credit
  Cos.) ................................      2,152,000              97,266
Vale do Rio Doce, Preferred (Mining) ...         12,350             242,814
                                                             --------------
                                                             $    2,880,710
                                                             --------------
CHILE -- 2.1%
Compania Cervecerias Unidas S.A., ADR
  (Brewery) ............................          2,340      $       66,983
Compania de Telecom de Chile, ADR
  (Utilities -- Telephone) .............          9,630             238,342

26-FCE

Issuer                                         Shares            Value
CHILE -- continued
Distribucion y Servicio D&S S.A., ADR
  (Supermarkets) .......................          5,750      $      107,813
Empresa Nacional de Electricidad, ADR
  (Utilities -- Electric) ..............          5,147              62,407
Enersis S.A., ADR (Utilities --
  Electric) ............................          3,730              85,324
                                                             --------------
                                                             $      560,869
                                                             --------------
EGYPT -- 2.8%
Ahram Beverage Co., GDR
  (Beverages)*## .......................            700      $       19,670
Arab International Construction
  (Construction Services)* .............          2,900              19,164
Commercial International Investment Co.
  (Finance) ............................          3,500              31,478
Eastern Tobacco Co. (Consumer Goods and
  Services) ............................          2,800              68,301
Egypt Mobile Phone (Utilities --
  Telephone)* ..........................         11,600             261,859
Egypt Trust (Real Estate Investment
  Trust)* ..............................          9,500              90,250
Egyptian International Pharmaceutical
  Industries Co. (Pharmaceuticals) .....          1,500              66,023
Madinet Nasar City (Housing) ...........          1,700              19,056
Misr International Bank (Banks and
  Credit Cos.) .........................          2,415              48,195
National Societe Generale Bank (Banks
  and Credit Cos.) .....................          2,705              41,259
Suez Cement Co., GDR
  (Construction)## .....................          4,900              69,825
                                                             --------------
                                                             $      735,080
                                                             --------------
ESTONIA -- 0.5%
AS Eesti Telekom
  (Telecommunications) .................          6,215      $      121,814
                                                             --------------
FINLAND -- 0.3%
AO Mosenergo, ADR (Conglomerate) .......         17,360      $       77,252
                                                             --------------
GREECE -- 2.9%
Alpha Credit Bank (Banks and Credit
  Cos.) ................................          1,740      $      112,051
Attica Enterprises S.A., GDR
  (Transportation) .....................          2,750              31,406
Commercial Bank of Greece (Banks and
  Credit Cos.) .........................          1,100              78,601
Hellenic Bottling (Beverages) ..........          1,060              25,590
Hellenic Telecommunication Organization
  S.A., GDR (Telecommunications) .......          8,560             183,295
Intracom S.A. (Telecommunications) .....          1,200              77,277
National Bank of Greece (Banks and
  Credit Cos.)* ........................            240              15,684
National Bank of Greece, GDR (Banks and
  Credit Cos.) .........................          2,400             156,838
Panafon Hellenic Telecom S.A.
  (Telecommunications) .................            760              18,311
Titan Cement Co., GDR (Building
  Materials) ...........................            670              61,637
                                                             --------------
                                                             $      760,690
                                                             --------------
HUNGARY -- 2.4%
Magyar Tavkozlesi Rt., ADR
  (Telecommunications) .................         12,655      $      348,012
Issuer                                         Shares            Value
HUNGARY -- continued
Mol Magyar Olaj Es Gazipari KT, GDR
  (Oils)## .............................          6,610      $      156,988
OTP Bank Rt. (Banks and Credit Cos.) ...          1,665              69,427
Richter Gedeon Rt. (Pharmaceuticals) ...            610              26,532
Richter Gedeon Rt. GDR
  (Pharmaceuticals) ....................            610              26,535
Synergon Information Systems Co.
  (Computers -- Integrated)*## .........          1,128              13,085
                                                             --------------
                                                             $      640,579
                                                             --------------
INDIA -- 4.4%
Bajaj Auto Ltd., GDR (Automotive) ......            700      $       11,270
Bajaj Auto Ltd., GDR (Automotive)## ....          1,150              18,515
Infosys Technologies Ltd. (Computer
  Software) ............................          4,200             243,600
ITC Ltd., ADR (Conglomerate)## .........          3,200              89,280
ITC Ltd., GDR (Conglomerate)* ..........          6,000             167,400
Larsen & Toubro Ltd., GDR
  (Conglomerate) .......................          7,300             110,595
Mahanagar Telephone Nigam Ltd., GDR
  (Telecommunications)## ...............         13,500             137,025
Reliance Industries Ltd., GDR
  (Conglomerate)* ......................         14,250             142,500
State Bank of India, GDR (Banks and
  Credit Cos.)## .......................         13,550             164,632
Videsh Sanchar Nigam Ltd., GDR
  (Telecommunications)## ...............          5,580              70,448
                                                             --------------
                                                             $    1,155,265
                                                             --------------
ISRAEL -- 3.7%
Bank Hapoalim (Banks and Credit
  Cos.) ................................         50,956      $      130,948
Bezek Israeli Telecommunications Corp.
  Ltd. (Telecommunications)* ...........         30,017             121,081
Clal Industries (Conglomerate) .........          6,057              48,271
Discount Investment Corp. (Finance) ....          3,940             154,195
ECI Telecom Ltd.
  (Telecommunications) .................          4,308             142,972
Elbit Systems Ltd. (Aerospace) .........          4,019              70,562
ICL Israel Chemical (Chemicals) ........         76,978              94,002
Koors Industries Ltd., ADR
  (Conglomerate) .......................          3,050              71,294
Teva Pharmaceutical Industries Ltd., ADR
  (Pharmaceuticals) ....................          2,612             127,988
                                                             --------------
                                                             $      961,313
                                                             --------------
JAPAN -- 0.1%
Softbank Corp., GDR (Computer --
  Software) ............................            950      $       34,912
                                                             --------------
JORDAN -- 0.7%
Arab Bank Corp. (Banks and Credit
  Cos.) ................................            600      $      170,522
                                                             --------------
MALAYSIA -- 2.6%
Malayan Banking Berhad (Banks and Credit
  Cos.)+ ...............................         29,000      $       82,650
Malaysia International Shipping Corp.
  Berhad (Transportation -- Marine)+ ...         45,000              78,187
Public Bank Berhad (Banks and Credit
  Cos.)+ ...............................         65,000              64,675

                                                                          27-FCE

Issuer                                         Shares            Value
MALAYSIA -- continued
Resorts World Berhad
  (Entertainment)+ .....................         34,000      $       76,075
RHB Capital Berhad (Finance)+ ..........         28,000              34,300
Rothmans of Pall Mall (Consumer Goods
  and Services)+ .......................          7,000              50,313
Sime Darby Berhad (Holding Company)+ ...         55,000              68,475
Telekom Malaysia Berhad
  (Telecommunications)+ ................         40,000             142,000
Tenaga Nasional Berhad (Utilities --
  Electric)+ ...........................         36,000              78,750
                                                             --------------
                                                             $      675,425
                                                             --------------
MAURITIUS -- 0.8%
Mauritius Commercial Bank Ltd. (Banks
  and Credit Cos.) .....................         18,140      $       72,127
New Mauritius Hotels Ltd. (Restaurants
  and Lodging) .........................         52,360              97,225
Rogers & Co. Ltd. (Conglomerate) .......         11,000              29,086
                                                             --------------
                                                             $      198,438
                                                             --------------
MEXICO -- 10.4%
Alfa S.A. (Conglomerate) ...............         18,000      $       74,761
Cemex S.A. (Construction) ..............         31,840             156,903
Cifra S.A. de C.V. (Retail)* ...........        121,180             241,691
Controladora Commercial Mexicana S.A.
  (Retail) .............................         32,000              33,405
Corporacion GEO S.A. de C.V.
  (Housing)*## .........................          3,100              51,615
Desc S.A. de C.V., B (Conglomerate) ....         64,000              69,934
Embotelladoras (Beverages) .............          2,250              45,000
Fomento Economico Mexicano
  (Beverages) ..........................          3,000             119,625
Grupo Carso, S.A. (Conglomerate)* ......         22,700             105,240
Grupo Financiero Banamex (Finance)* ....         42,000             106,938
Grupo Financiero Bancomer (Finance)* ...        190,000              68,735
Grupo Mexico, S.A. (Metals) ............         19,000              80,830
Grupo Modelo S.A. de C.V. (Brewery) ....         76,000             216,889
Grupo Television S.A. de C.V., GDR
  (Entertainment)* .....................          5,800             259,913
Kimberly-Clark de Mexico S.A. de C.V.
  (Forest and Paper Products) ..........         32,000             131,721
Organiz Soriana S.A., "B" (Real
  Estate) ..............................         19,000              89,296
Telefonos de Mexico S.A. (Utilities --
  Telephone) ...........................        215,000             866,752
                                                             --------------
                                                             $    2,719,248
                                                             --------------
PERU -- 2.2%
Compania de Minas Buenaventura, ADR
  (Mining) .............................          7,100      $      108,719
Credicorp Ltd. Holdings Co. (Banks and
  Credit Cos.) .........................         11,182             123,002
Telefonica del Peru S.A., ADR
  (Telecommunications) .................         23,050             348,631
                                                             --------------
                                                             $      580,352
                                                             --------------
PHILIPPINES -- 3.7%
Ayala Land, Inc. (Real Estate) .........        768,000      $      242,846
Manila Electric Co., "B" (Utilities --
  Electric) ............................         67,000             241,871
Issuer                                         Shares            Value
PHILIPPINES -- continued
Philippine Long Distance Telephone Co.,
  ADR (Utilities -- Telephone) .........         11,300      $      345,402
San Miguel Corp., "B" (Brewery) ........         66,550             145,550
                                                             --------------
                                                             $      975,669
                                                             --------------
POLAND -- 3.7%
Agora S.A. (Entertainment)*## ..........          4,411      $       51,388
Bank Handlowy w Warszawie S.A., GDR
  (Banks and Credit Cos.)*## ...........          7,280             115,388
Bank Rozwoju Eksportu S.A. (Banks and
  Credit Cos.) .........................          2,320              73,017
Elektrim Spolka Akcyjna S.A. (Electrical
  Equipment) ...........................         11,356             160,616
Orbis S.A. (Restaurants and Lodging) ...          9,119              78,548
Telekomunikacja Polska S.A., GDR
  (Telecomunications)*## ...............         58,200             407,400
WBK Wielkopolski S.A. (Consumer Goods
  and Services) ........................         12,250              71,802
                                                             --------------
                                                             $      958,159
                                                             --------------
RUSSIA -- 3.0%
Lukoil Oil Co., ADR (Oils) .............         10,528      $      416,909
Surgutneftegaz, ADR (Oil and Gas) ......         33,952             271,616
Unified Energy Systems, GDR (Utilities
  -- Electric) .........................          5,896              51,590
Vimpel-Communications, ADR
  (Telecommunications)* ................          2,261              52,427
                                                             --------------
                                                             $      792,542
                                                             --------------
SINGAPORE -- 3.9%
City Developments Ltd. (Real Estate) ...          9,000      $       57,655
DBS Land Ltd. (Real Estate) ............         53,000             105,906
Development Bank of Singapore Ltd.
  (Banks and Credit Cos.) ..............         11,000             134,470
Keppel Corp. Ltd. (Transportation --
  Marine) ..............................         16,000              54,540
Natsteel Electronics Ltd.
  (Electronics) ........................         25,000             109,462
Overseas Union Bank Ltd. (Banks and
  Credit Cos.) .........................         23,600             113,735
Sembcorp Industries, Ltd.
  (Engineering) ........................         25,000              39,671
Singapore Press Holdings Ltd.
  (Publishing) .........................         12,200             207,934
Singapore Telecommunications, Ltd.
  (Telecommunications) .................         59,000             101,252
United Overseas Bank (Banks and Credit
  Cos.) ................................         13,000              90,920
                                                             --------------
                                                             $    1,015,545
                                                             --------------
SOUTH AFRICA -- 7.5%
ABSA Group Ltd (Banks and Credit
  Cos.) ................................         15,900      $       90,025
Anglo American Corp. (Finance)* ........          1,893              88,506
Anglo American Platnum Corp. Ltd.
  (Metals) .............................         11,200             261,454
AngloGold Ltd. (Mining) ................          2,200              94,835
De Beers Centenary AG
  (Diamonds -- Precious Stones) ........          9,924             237,919
Dimension Data Holdings Ltd.
  (Finance) ............................         32,793             145,167
Firstrand Ltd. (Financial Services) ....        122,400             140,025

28-FCE

Issuer                                         Shares            Value
SOUTH AFRICA -- continued
Imperial Holdings Ltd.
  (Conglomerate) .......................         11,233      $      111,743
JD Group Ltd. (Retail)* ................         13,808              84,476
Liberty Life Association of Africa Ltd.
  (Insurance) ..........................          8,353             107,053
Nedcor Ltd. (Banks and Credit Cos.) ....          7,366             166,823
Real Africa Holdings Ltd.
  (Conglomerate) .......................         21,019              41,818
Rembrandt Controlling Investments Ltd.
  (Financial Services) .................         11,800              98,407
Sanlam Ltd. (Finance) ..................         44,820              53,132
Sasol Ltd. (Oils) ......................         14,740             105,207
South African Breweries Ltd.
  (Brewery) ............................         16,886             146,701
                                                             --------------
                                                             $    1,973,291
                                                             --------------
SOUTH KOREA -- 13.3%
Daewoo Heavy Industries (Machinery) ....         14,500      $       50,358
Honam Petrochemical Corp.
  (Chemicals) ..........................          4,000              93,305
Housing & Commercial Bank of Korea
  (Banks and Credit Cos.) ..............         11,650             367,365
Hyundai Merchant Marine (Transportation
  -- Marine) ...........................          4,800              62,618
Kookmin Bank (Banks and Credit Cos.) ...         11,100             225,356
Korea Electric Power Corp.
  (Utilities-Electric) .................         17,750             737,603
Korea Telecom Corp.
  (Telecommunications)* ................          4,050             162,000
L.G. Chemicals (Chemicals) .............          4,500             122,462
Medison Co. (Medical and Health
  Products) ............................         10,000             158,963
Pohang Iron & Steel Co. Ltd.
  (Construction) .......................          1,950             233,107
Pohang Iron & Steel Co. Ltd., ADR
  (Construction) .......................         11,350             381,644
Samsung Electronics (Electronics) ......          4,520             495,931
Samsung Electronics, GDR
  (Electronics)## ......................          4,472             238,358
Samsung Fire & Marine Insurance
  (Insurance) ..........................             90              63,369
SK Telecom Ltd. (Telecommunications) ...             40              53,564
SK Telecom Ltd., ADR
  (Telecommunications) .................          1,617              27,489
                                                             --------------
                                                             $    3,473,492
                                                             --------------
TAIWAN -- 2.3%
Taipei Fund (Finance)* .................             59      $      590,000
                                                             --------------
Issuer                                         Shares            Value
THAILAND -- 3.5%
Bangkok Expressway (Public Through
  Fares) ...............................         76,000      $       56,716
BEC World Public Co. Ltd.
  (Television) .........................          7,000              43,691
Electricity Generating Public Co. Ltd.
  (Utilties -- Electric) ...............         26,000              49,742
PTT Exploration and Production Public
  Co. Ltd., ADR (Oils) .................         22,400             171,419
Siam Cement Public Co. Ltd. (Building
  Materials) ...........................          3,800             115,495
Siam Commercial Bank (Banks and Credit
  Cos.)* ...............................         76,000             108,277
TelecomAsia Corp. Ltd (Utilities --
  Telephone) ...........................         93,000              94,010
Thai Farmers Bank (Banks and Credit
  Cos.) ................................         87,000             269,145
                                                             --------------
                                                             $      908,495
                                                             --------------
TURKEY -- 2.1%
Akbank (Banks and Credit Cos.) .........      6,613,472      $       97,208
Haci Omer Sabanci Holdings A.S., ADR
  (Conglomerate)## .....................          4,413              23,941
Migros Turk T.A.S. (Retail) ............         34,100              42,442
Tupras Turkiye Petrol Rafinerileri A.S.
  (Oils) ...............................        397,900              26,413
Turkiye Is Bankasi A.S. (Banks and
  Credit Cos.) .........................      6,972,620             123,977
Yapi ve Kredi Bankasi (Banks and Credit
  Cos.) ................................      6,207,900              89,775
Yapi ve Kredi Bankasi Receipts (Banks
  and Credit Cos.)* ....................      9,961,440             144,057
                                                             --------------
                                                             $      547,813
                                                             --------------
    Total Stocks
      (Identified Cost, $21,517,699) .....................   $   23,662,717
                                                             --------------
SHORT-TERM OBLIGATIONS -- 7.1%
                                          Principal Amount
                                           (000 Omitted)

Federal Home Loan Bank, due 7/01/99, at
  Amortized Cost .......................  $       1,870      $    1,870,000
                                                             --------------
    Total Investments
      (Identified Cost, $23,387,699) .....................   $   25,532,717
                                                             --------------
OTHER ASSETS,
 LESS LIABILITIES -- 2.4%                                           625,780
                                                             --------------
    Net Assets -- 100.0% .................................   $   26,158,497
                                                             --------------
                                                             --------------

         See portfolio footnotes and notes to financial statements

                                                                          29-FCE

PORTFOLIO OF INVESTMENTS (Unaudited)  -- June 30, 1999
MONEY MARKET SERIES

COMMERCIAL PAPER -- 47.8%


                                          Principal Amount
Issuer                                      (000 Omitted)           Value
American General Finance Corp., due
  7/02/99 ..............................       $14,000        $      13,998,129
Ameritech Corp., due 7/27/99 ...........         7,000                6,974,773
Archer Daniels Midland Co., due
  8/19/99 ..............................         5,000                4,966,993
Associates Corp. of North America, due
  7/28/99 - 8/30/99 ....................        14,500               14,408,031
Banc One Corp., due 9/13/99 -
  9/14/99 ..............................        17,000               16,821,886
Bank of America, FSB, due 8/03/99 ......        10,000                9,955,817
Bellsouth Telecomm, Inc., due 7/13/99 -
  8/04/99 ..............................        17,000               16,939,528
Campbell Soup Co., due 7/12/99 .........         8,100                8,088,169
Caterpillar Financial Services N V, due
  7/16/99 - 8/02/99 ....................        17,000               16,949,910
Ford Motor Credit Corp., due 8/16/99 ...        10,000                9,935,856
Formosa Plastics Corp. (Bank of
  America), due 10/08/99 ...............         6,000                5,917,335
General Electric Capital Corp., due
  7/06/99 - 7/30/99 ....................        17,000               16,955,590
General Motors Acceptance Corp., due
  9/01/99 ..............................         7,000                6,940,445
GTE Funding, Inc., due 7/19/99 .........         2,000                1,994,850
Heinz (H.J.) Co., due 7/14/99 ..........         9,700                9,683,257
IBM Credit Corp., due 8/09/99 ..........         9,700                9,648,299
Minnesota Mining & Manufacturing Co.,
  due 7/19/99 ..........................        10,000                9,975,350
Morgan (J.P.) & Co., Inc., due 8/20/99 -
  9/15/99 ..............................        17,000               16,860,376
Motorola, Inc., due 7/29/99 ............        10,000                9,962,822
National Rural Utilities Cooperative
  Finance Corp., due 7/09/99 ...........         5,000                4,994,700
Sara Lee Corp., due 7/01/99 ............        10,000               10,000,000
Shell Oil Co., due 7/07/99 .............        10,000                9,992,067
                                                              -----------------
    Total Commercial Paper, at Amortized Cost .............   $     231,964,183
                                                              -----------------
U.S. GOVERNMENT AND
 AGENCY OBLIGATIONS -- 51.2%
Federal Farm Credit Bank, due
  7/01/99 ..............................       $50,000        $      50,000,000
Federal Home Loan Bank, due 7/01/99 ....        24,900               24,900,000
Federal Home Loan Mortgage, due 7/15/99
  - 9/02/99 ............................        57,650               57,373,841
Federal National Mortgage Assn., due
  8/13/99 - 11/04/99 ...................        67,000               66,317,478
Student Loan Marketing Assn., due
  7/01/99 ..............................        50,000               50,000,000
                                                              -----------------
    Total U.S. Government and Agency Obligations,
      at Amortized Cost ...................................   $     248,591,319
                                                              -----------------
    Total Investments, at Amortized Cost ..................   $     480,555,502
OTHER ASSETS, LESS
 LIABILITIES -- 1.0%                                                  4,626,072
                                                              -----------------
    Net Assets -- 100.0% ..................................   $     485,181,574
                                                              -----------------
                                                              -----------------
           See portfolio footnotes and notes to financial statements


PORTFOLIO OF INVESTMENTS (Unaudited)  -- June 30, 1999
STRATEGIC INCOME SERIES

BONDS -- 67.2%

                                          Principal Amount
Issuer                                     (000 Omitted)         Value

U.S. BONDS -- 43.3%

BANKS AND CREDIT COMPANIES -- 2.6%

Natexis AMBS Co. LLC, 8.44s, 2049 ......  $            100   $      96,500
Residential Accredit Loans, Inc., 7.75s,
  2027 .................................               246         245,459
                                                             -------------
                                                             $     341,959
                                                             -------------
BUILDING MATERIALS -- 1.1%
Building Materials Corp., 8.625s,
  2006 .................................  $            150   $     147,000
                                                             -------------
BUSINESS SERVICES -- 1.5%
Pierce Leahy Corp., 9.125s, 2007 .......  $            150   $     152,250
Unisystem Corp., 7.875s, 2008 ..........                50          50,750
                                                             -------------
                                                             $     203,000
                                                             -------------
CHEMICALS -- 1.2%
NL Industries, Inc., 11.75s, 2003 ......  $            150   $     159,000
                                                             -------------
CONSUMER GOODS AND SERVICES -- 0.2%
Hayes Wheels International, Inc.,
  9.125s, 2007 .........................  $             25   $      25,125
                                                             -------------
CONTAINERS -- 0.4%
Gaylord Container Corp. "B", 9.75s,
  2007 .................................  $             50   $      47,875
                                                             -------------
ENERGY -- 0.7%
Cheasapeake Energy Corp., 9.625s,
  2005 .................................  $            100   $      92,000
                                                             -------------
ENTERTAINMENT -- 2.1%
Circus Circus Enterprises, Inc., 6.7s,
  2096 .................................  $            100   $      95,014
Time Warner Entertainment Co. LP,
  8.375s, 2033 .........................               168         182,670
                                                             -------------
                                                             $     277,684
                                                             -------------
INFORMATION, PAGING AND
  TECHNOLOGY -- 1.3%
NEXTEL Communications, Inc., 0s to 2003,
  9.95s to 2008 ........................  $            250   $     172,500
                                                             -------------
MEDIA -- 2.7%
Frontiervision Operating Partnership LP,
  11s, 2006 ............................  $            100   $     110,000
Hollinger International Publishing,
  Inc., 9.25s, 2007 ....................               100         102,250
Lenfest Communications, Inc., 10.5s,
  2006 .................................               125         143,750
                                                             -------------
                                                             $     356,000
                                                             -------------
METALS AND MINERALS -- 1.7%
P&L Coal Holdings Corp., 9.625s,
  2008 .................................  $            225   $     226,688
                                                             -------------
RETAIL -- 0.4%
Revlon Consumer Products Corp., 8.125s,
  2006 .................................  $             50   $      48,750
                                                             -------------
SUPERMARKETS -- 0.7%
Marsh Supermarkets, Inc., 8.875s,
  2007 .................................  $            100   $     100,000
                                                             -------------
TELECOMMUNICATIONS -- 3.6%
Centennial Cellular Operating Co.,
  10.75s, 2008## .......................  $            200   $     207,000
Century Communications Corp., 9.5s,
  2005 .................................               100         103,250
Mobile Telecommunication Technologies
  Corp., 13.5s, 2002 ...................               150         169,500
                                                             -------------
                                                             $     479,750
                                                             -------------
U.S. GOVERNMENT GUARANTEED
  BONDS -- 20.3%
U.S. Treasury Bonds, 9.875s, 2015 ......  $            214   $     292,044
U.S. Treasury Bonds, 10.375s, 2012 .....               750         955,665
U.S. Treasury Notes, 4.75s, 2008 .......               400         367,312
U.S. Treasury Notes, 8.5s, 2000 ........             1,050       1,071,493
                                                             -------------
                                                             $   2,686,514
                                                             -------------

30-MMS

                                          Principal Amount
Issuer                                     (000 Omitted)         Value
U.S. BONDS -- continued
UTILITIES -- ELECTRIC -- 2.8%
CMS Energy Corp., 6.75s, 2004 ..........  $            150   $     143,500
CSC Holdings, Inc., 9.25s, 2005 ........               125         130,625
Niagara Mohawk Power Corp. "D", 7.25s,
  2002 .................................               100         100,576
                                                             -------------
                                                             $     374,701
                                                             -------------
    Total U.S. Bonds .....................................   $   5,738,546
                                                             -------------
FOREIGN BONDS -- 23.9%

ARGENTINA -- 2.6%
Argentina Global, 11s, 2006 (Banks and
  Credit Companies) ....................  $            100   $      92,450
Republic of Argentina, 10.75s,
  2004## ...............................               250         246,250
                                                             -------------
                                                             $     338,700
                                                             -------------
BERMUDA -- 0.4%
Flag Ltd., 8.25s, 2008
  (Telecommunications) .................  $             50   $      46,625
                                                             -------------
BRAZIL -- 3.9%
Federal Republic of Brazil, 5.875s,
  2006 .................................  $            238   $     186,746
Federal Republic of Brazil, 6.063s,
  2001 .................................               246         235,250
Federal Republic of Brazil, 11.625s,
  2004 .................................               100          93,130
                                                             -------------
                                                             $     515,126
                                                             -------------
CANADA -- 0.6%
Metronet Communications Corp., 0s to
  2003, 9.95s to 2008
  (Telecommunications) .................  $             75   $      55,500
Repap New Brunswick, Inc., 9s, 2004
  (Forest and Paper Products) ..........                20          18,550
                                                             -------------
                                                             $      74,050
                                                             -------------
GREECE -- 1.8%
Hellenic Republic, 8.6s, 2008 ..........        GRD 33,000   $     120,336
Hellenic Republic, 8.9s, 2003 ..........            35,000         119,302
                                                             -------------
                                                             $     239,638
                                                             -------------
INDONESIA -- 1.5%
App Intl Finance Co, 8.077s, 1999 ......  $            200   $     196,000
                                                             -------------
MEXICO -- 5.3%
Groupo Minero Mexico SA De Cv, 8.25s,
  2008 .................................  $            250   $     205,000
TV Azteca "B", 10.5s, 2007 .............               250         191,375
United Mexican States, 8.625s, 2008 ....               100          92,000
United Mexican States, 11.375s, 2016 ...               200         212,000
                                                             -------------
                                                             $     700,375
                                                             -------------
NEW ZEALAND -- 2.7%
Government of New Zealand, 8s, 2004 ....        NZD    640   $     362,497
                                                             -------------
PANAMA -- 0.6%
Republic of Panama, 8.875s, 2027 .......  $            100   $      82,750
                                                             -------------
POLAND -- 1.2%
Republic of Poland, 4s, 2024 ...........  $            250   $     160,000
                                                             -------------
RUSSIA -- 0.9%
Russia Principal Loans, 3.438s,
  2020+** ..............................  $          1,000   $     121,300
                                                             -------------
THAILAND -- 0.7%
Siam City Bank Public Co., 7.375s, 2001
  (Banks and Credit Companies) .........  $            100   $      90,500
                                                             -------------
                                          Principal Amount
Issuer                                     (000 Omitted)         Value
FOREIGN BONDS -- continued
UNITED KINGDOM -- 1.7%
Telewest PLC, 9.625s, 2006 (Media) .....  $            100   $     103,000
U.K. Treasury Bonds, 6.75s, 2004 .......        GBP     76         127,262
                                                             -------------
                                                             $     230,262
                                                             -------------
    Total Foreign Bonds ..................................   $   3,157,823
                                                             -------------
    Total Bonds
      (Identified Cost, $9,118,950) ......................   $   8,896,369
                                                             -------------
PREFERRED STOCK -- 1.2%
                                               Shares
CSC Holdings, Inc., 11.125%, (Media)*
  (Identified Cost, $136,250) ..........             1,392   $     154,512
                                                             -------------
CONVERTIBLE BOND -- 0.9%
                                          Principal Amount
                                           (000 Omitted)
Interim Services, Inc., 4.5s, 2005
  (Business Services) (Identified Cost
  $116,250) ............................  $            150   $     126,938
                                                             -------------
WARRANTS*
                                               Shares
Republic of Argentina, Expire
  9/19/27, (Identified Cost, $2,400) ...               100   $         750
                                                             -------------
CALL OPTIONS PURCHASED -- 0.1%
                                          Principal Amount
                                            of Contracts
Issuer/Expiration Month/Price              (000 Omitted)
Euro/July/1.0515 .......................        EUR    594   $      12,042
Japanese Yen/July/118.5 ................       JPY  77,214           1,467
                                                             -------------
    Total Call Options Purchased
      (Premiums Paid, $9,560) ............................   $      13,509
                                                             -------------
PUT OPTIONS PURCHASED -- 0.1%
Euro/July/1.0325 .......................        EUR    920   $       1,487
Euro/August/1.025 ......................               596           2,870
Japanese Yen/July/121.7 ................       JPY 105,740           4,441
Japanese Yen/September/125 .............            82,229           4,194
Japanese Yen/ Euro/July/125 ............            77,375           3,250
                                                             -------------
    Total Put Options Purchased
      (Premiums Paid, $25,623) ...........................   $      16,242
                                                             -------------
SHORT-TERM OBLIGATIONS -- 28.7%
                                          Principal Amount
Issuer                                     (000 Omitted)
Federal Home Loan Bank, due 7/01/99 -
  7/07/99, at Amortized Cost ...........  $          3,800   $   3,799,163
                                                             -------------
    Total Investments
      (Identified Cost, $13,208,196) .....................   $  13,007,483
                                                             -------------
CALL OPTIONS WRITTEN -- (0.2%)

                                          Principal Amount
                                            of Contracts
Issuer/Expiration Month/Price              (000 Omitted)
Australian Dollars/April/0.625 .........       AUD    (603)  $      (4,159)
Euro/July/1.0515 .......................       EUR    (594)        (12,041)
Japanese Yen/August/117 ................      JPY  (63,351)         (2,091)
Japanese Yen/September/118 .............           (77,625)         (9,392)
Japanese Yen/July/112.75 ...............           (97,964)             --
                                                             -------------
    Total Call Options Written
      (Premiums Paid, $(33,174)) .........................   $     (27,683)
                                                             -------------
OTHER ASSETS, LESS LIABILITIES -- 2.0%                             263,949
                                                             -------------
    Net Assets -- 100.0% .................................   $  13,243,749
                                                             -------------
                                                             -------------

        See portfolio footnotes and notes to financial statements

                                                                          31-SIS

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 1999
ZERO COUPON SERIES, PORTFOLIO 2000

U.S. GOVERNMENT GUARANTEED -- 100.1%

                                          Principal Amount
Issuer                                      (000 Omitted)          Value
TREASURY INVESTMENTS

GROWTH RECEIPTS -- 6.0%
Series 18, due 2/15/01 .................        $   97        $         88,474
Series 12, due 5/15/01 .................            22                  19,764
Series 15, due 8/15/01 .................            88                  77,829
                                                              ----------------
    Total Treasury Investment Growth Receipts
      (Identified Cost, $167,258) .........................   $        186,067
                                                              ----------------
U.S. TREASURY SECURITIES STRIPPED

INTEREST PAYMENTS -- 94.1%
Generic Coupons, due 5/15/00 ...........        $  617        $        589,827
Generic Coupons, due 8/15/00 ...........            93                  87,698
Generic Coupons, due 11/15/00 ..........         2,327               2,163,505
Generic Coupons, due 5/15/01 ...........            81                  73,136
                                                              ----------------
    Total U.S. Treasury Securities Stripped Interest
      Payments (Identified Cost, $2,861,823) ..............   $      2,914,166
                                                              ----------------
    Total Investments
      (Identified Cost, $3,029,081) .......................   $      3,100,233
                                                              ----------------
OTHER ASSETS,
 LESS LIABILITES -- (0.1)%                                              (1,941)
                                                              ----------------
    Net Assets -- 100.0% ..................................   $      3,098,292
                                                              ----------------
                                                              ----------------

          See portfolio footnotes and notes to financial statements

Portfolio Footnotes:

  *  Non-income producing security.
 **  Non-income producing security-in default.
  #  Payment-in-kind security.
 ##  SEC Rule 144A restriction.
###  Security segregated as collateral for an open futures contract.
  +  Restricted security.
 ++  Security valued by or at the direction of the Trustees.
++++ Inverse floating rate security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

AUD =Australian Dollars     GRD=Greek Drachma
CAD=Canadian Dollars        JPY =Japanese Yen
DKK =Danish Kroner          NZD =New Zealand Dollars
EUR =Euro                   SEK =Swedish Krone
GBP =British Pounds

32-ZOO

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES  (Unaudited)  -- June 30, 1999

                                              Global             Global           Global          Government           High
Assets:                       Bond            Asset           Governments      Total Return       Securities           Yield
Investments --               Series     Allocation Series        Series           Series            Series            Series
                           -----------  ------------------   --------------   ---------------   ---------------   ---------------
    Unaffiliated issuers,
      at identified
      cost...............  $39,079,012     $   120,051,833   $   90,491,840   $   101,515,236   $   489,727,988   $   336,826,912
    Unrealized
      appreciation
      (depreciation).....     (871,875)          6,157,082       (3,541,927)        7,303,755        (4,940,316)       (7,940,542)
                           -----------  ------------------   --------------   ---------------   ---------------   ---------------
        Total
          investments, at
          value..........  $38,207,137     $   126,208,915   $   86,949,913   $   108,818,991   $   484,787,672   $   328,886,370
  Cash...................       85,340              53,380            6,564            37,009                82             8,379
  Foreign currency, at
    value (identified
    cost, $0, $219,186,
    $0, $38,109, $0, and
    $0, respectively)....      --                  218,097         --                  37,919         --                --
  Net receivable for
    forward foreign
    currency exchange
    contracts to
    purchase.............      --                  164,299         --               --                --                --
  Net receivable for
    forward foreign
    currency exchange
    contracts to sell....      --               --                   87,015            61,677         --                --
  Net receivable for
    forward foreign
    currency exchange
    contracts subject to
    master netting
    agreements...........      --                  218,377         --                  33,810         --                --
  Receivable for
    investments sold.....      908,998             982,745          177,843            55,509         --                5,043,979
  Receivable for Series
    shares sold..........       80,893               4,871           62,637            48,424           299,944           292,634
  Interest and dividends
    receivable...........      474,874             714,922          984,826           617,961         5,698,898         6,266,308
  Other assets...........           74               1,593            1,384             1,037             5,536             3,765
                           -----------  ------------------   --------------   ---------------   ---------------   ---------------
        Total assets.....  $39,757,316     $   128,567,199   $   88,270,182   $   109,712,337   $   490,792,132   $   340,501,435
                           -----------  ------------------   --------------   ---------------   ---------------   ---------------
                           -----------  ------------------   --------------   ---------------   ---------------   ---------------
Liabilities:
  Payable for investment
    purchased............  $ 1,967,343     $       402,534   $    1,688,410   $       790,514   $     --          $     3,224,671
  Payable for Series
    shares reacquired....       30,367              30,999          105,371               421           105,260           225,033
  Collateral for
    securities loaned, at
    value................      --                8,115,726         --               6,787,096         --                --
  Payable for daily
    variation margin on
    open futures
    contracts............      --                  183,070         --               --                --                --
  Net payable for forward
    foreign currency
    exchange contracts to
    sell.................      --                   35,110           21,878               255         --                --
  Net payable for forward
    foreign currency
    exchange contracts
    subject to master
    netting agreements...      --               --                  495,894         --                --                --
  Written options
    outstanding, at value
    (premiums received
    $0, $346,497,
    $356,431, $32,377,
    $0, and $0,
    respectively)........      --                  274,279          653,029               127         --                --
  Payable to affiliates
    --
    Management fee.......          617               2,454            1,749             2,087             7,361             6,922
    Administrative fee...           15                  49               34                42               201               138
  Accrued expenses and
    other liabilities....       13,548              47,978           38,558            33,938            52,635            32,834
                           -----------  ------------------   --------------   ---------------   ---------------   ---------------
        Total
          liabilities....  $ 2,011,890     $     9,092,199   $    3,004,923   $     7,614,480   $       165,457   $     3,489,598
                           -----------  ------------------   --------------   ---------------   ---------------   ---------------
Net assets...............  $37,745,426     $   119,475,000   $   85,265,259   $   102,097,857   $   490,626,675   $   337,011,837
                           -----------  ------------------   --------------   ---------------   ---------------   ---------------
                           -----------  ------------------   --------------   ---------------   ---------------   ---------------
Net assets consist of:
  Paid-in capital........  $38,225,134     $   110,410,789   $   88,820,836   $    89,026,778   $   490,429,826   $   341,568,652
  Unrealized appreciation
    (depreciation) on
    investments and
    translation of assets
    and liabilities in
    foreign currencies...     (871,875)          6,228,807       (4,300,144)        7,415,573        (4,940,316)       (7,940,542)
  Accumulated
    undistributed net
    realized gain (loss)
    on investments and
    foreign currency
    transactions.........     (459,053)          1,805,419          129,561         5,049,592        (9,842,232)      (11,657,474)
  Accumulated
    undistributed net
    investment income....      851,220           1,029,985          615,006           605,914        14,979,397        15,041,201
                           -----------  ------------------   --------------   ---------------   ---------------   ---------------
        Total............  $37,745,426     $   119,475,000   $   85,265,259   $   102,097,857   $   490,626,675   $   337,011,837
                           -----------  ------------------   --------------   ---------------   ---------------   ---------------
                           -----------  ------------------   --------------   ---------------   ---------------   ---------------
  Shares of beneficial
    interest
    outstanding..........   3,641,081       8,447,092          8,388,984         6,680,217        39,384,643        38,026,282
                           -----------  ------------------   --------------   ---------------   ---------------   ---------------
                           -----------  ------------------   --------------   ---------------   ---------------   ---------------
  Net asset value,
    offering price and
    redemption price
    per share (net assets
     DIVIDED BY shares of
    beneficial interest
    outstanding).........    $10.37           $14.14             $10.16           $15.28            $12.46             $8.86
                           -----------  ------------------   --------------   ---------------   ---------------   ---------------
                           -----------  ------------------   --------------   ---------------   ---------------   ---------------

                       See notes to financial statements

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES  (Unaudited)  -- June 30, 1999 -- continued

                           International       MFS/Foreign
                             Growth and        & Colonial            Money          Strategic        Zero Coupon
Assets:                        Income       Emerging Markets        Market            Income           Series,
Investments --                 Series        Equities Series        Series            Series       Portfolio 2000
                           --------------   -----------------   ---------------   --------------   ---------------
    Unaffiliated issuers,
      at identified
      cost...............    $ 66,191,956      $23,387,699      $   480,555,502   $   13,208,196      $3,029,081
    Unrealized
      appreciation
      (depreciation).....       6,540,764        2,145,018            --                (200,713)         71,152
                           --------------   -----------------   ---------------   --------------   ---------------
        Total
          investments, at
          value..........    $ 72,732,720      $25,532,717      $   480,555,502   $   13,007,483      $3,100,233
  Cash...................          47,600            6,564               82,896           59,909             212
  Foreign currency, at
    value (identified
    cost $187,004,
    $282,865, $0, $0, and
    $0, respectively)....         186,222          280,508            --                --              --
  Net receivable for
    forward foreign
    currency exchange
    contracts to sell....        --               --                  --                  10,890        --
  Receivable for
    investments sold.....          66,251          448,564            --                 157,287        --
  Receivable for Series
    shares sold..........       6,351,988           16,093            5,762,409           45,194        --
  Interest and dividends
    receivable...........         136,986           99,896            --                 170,200        --
  Other assets...........             734              262                6,143               36              46
                           --------------   -----------------   ---------------   --------------   ---------------
        Total assets.....    $ 79,522,501      $26,384,604      $   486,406,950   $   13,450,999      $3,100,491
                           --------------   -----------------   ---------------   --------------   ---------------
                           --------------   -----------------   ---------------   --------------   ---------------
Liabilities:
  Payable for investments
    purchased............           1,400          203,925            --                 119,283        --
  Payable for Series
    shares reacquired....           2,882            2,597            1,188,518            2,653              72
  Net payable for forward
    foreign currency
    exchange contracts to
    purchase.............        --               --                  --                   4,018        --
  Net payable for forward
    foreign currency
    exchange contracts
    subject to master
    netting agreements...        --               --                  --                  40,072        --
  Written options
    outstanding, at value
    (premiums received
    $0, $0, $0, $33,174,
    and $0,
    respectively)........        --               --                  --                  27,683        --
  Payable to affiliates
    --
    Management fee.......           1,949              889                6,585              270              21
    Administrative fee...              30               11                  198                5        --
  Accrued expenses and
    other liabilities....          33,126           18,685               30,075           13,266           2,106
                           --------------   -----------------   ---------------   --------------   ---------------
        Total
          liabilities....    $     39,387      $   226,107      $     1,225,376   $      207,250      $    2,199
                           --------------   -----------------   ---------------   --------------   ---------------
Net assets...............    $ 79,483,114      $26,158,497      $   485,181,574   $   13,243,749      $3,098,292
                           --------------   -----------------   ---------------   --------------   ---------------
                           --------------   -----------------   ---------------   --------------   ---------------
Net assets consist of:
  Paid-in capital........    $ 68,636,864      $29,962,047      $   485,181,574   $   13,200,334      $2,934,803
  Unrealized appreciation
    (depreciation) on
    investments and
    translation of assets
    and liabilities in
    foreign currencies...       6,538,420        2,134,017            --                (228,564)         71,152
  Accumulated
    undistributed net
    realized gain (loss)
    on investments and
    foreign currency
    transactions.........       3,844,024       (6,059,158)           --                 (59,761)         (9,682)
  Accumulated
    undistributed net
    investment income....         463,806          121,591            --                 331,740         102,019
                           --------------   -----------------   ---------------   --------------   ---------------
        Total............    $ 79,483,114      $26,158,497      $   485,181,574   $   13,243,749      $3,098,292
                           --------------   -----------------   ---------------   --------------   ---------------
                           --------------   -----------------   ---------------   --------------   ---------------
  Shares of beneficial
    interest
    outstanding..........    6,252,199        2,704,175           485,181,574       1,323,081         366,232
                           --------------   -----------------   ---------------   --------------   ---------------
                           --------------   -----------------   ---------------   --------------   ---------------
  Net asset value,
    offering price and
    redemption price per
    share (net assets
     DIVIDED BY shares of
    beneficial interest
    outstanding).........      $12.71           $9.67                $1.00            $10.01           $8.46
                           --------------   -----------------   ---------------   --------------   ---------------
                           --------------   -----------------   ---------------   --------------   ---------------

                       See notes to financial statements

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF OPERATIONS  (Unaudited)  -- Six Months Ended June 30, 1999

                                        Global Asset       Global         Global        Government         High
Net investment income:        Bond       Allocation     Governments    Total Return     Securities        Yield
Income --                    Series        Series          Series         Series          Series          Series
                           -----------  -------------   ------------   -------------   -------------   ------------
    Interest.............  $   961,807   $  1,620,077   $  2,468,205    $  1,133,300   $  16,450,891   $ 16,515,654
    Dividends............      --             576,459        --              697,250        --              195,224
    Foreign taxes
      withheld...........      --             (57,969)       --              (65,879)       --              --
                           -----------  -------------   ------------   -------------   -------------   ------------
      Total investment
        income...........  $   961,807   $  2,138,567   $  2,468,205    $  1,764,671   $  16,450,891   $ 16,710,878
                           -----------  -------------   ------------   -------------   -------------   ------------
  Expenses --
    Management fee.......  $    85,125   $    451,683   $    347,574    $    371,707   $   1,319,875   $  1,286,703
    Trustees'
      compensation.......          246          1,610            998             492           5,807          4,395
    Administrative
      fees...............        2,128          9,034          6,951           7,434          35,997         25,715
    Custodian fees.......        4,478         46,267         32,795          36,002          73,080         68,538
    Printing.............        1,070          6,494          8,757           5,866          24,491         20,473
    Auditing fees........       12,329         20,591         19,129          18,904           3,529          3,530
    Legal fees...........          693          2,581            829             768             689            892
    Miscellaneous........        2,031          5,253            813             978          13,572         11,011
                           -----------  -------------   ------------   -------------   -------------   ------------
      Total expenses.....  $   108,100   $    543,513   $    417,846    $    442,151   $   1,477,040   $  1,421,257
    Fees paid
      indirectly.........       (2,155)        (3,187)        (1,274)         (2,113)         (5,943)        (9,091)
                           -----------  -------------   ------------   -------------   -------------   ------------
      Net expenses.......  $   105,945   $    540,326   $    416,572    $    440,038   $   1,471,097   $  1,412,166
                           -----------  -------------   ------------   -------------   -------------   ------------
        Net investment
          income.........  $   855,862   $  1,598,241   $  2,051,633    $  1,324,633   $  14,979,794   $ 15,298,712
                           -----------  -------------   ------------   -------------   -------------   ------------
Realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions:
  Realized gain (loss)
    (identified cost
    basis) --
    Investment
      transactions.......  $  (458,000)  $  1,565,755   $   (291,909)   $  4,251,475   $  (2,841,618)  $ (3,014,257)
    Foreign currency
      transactions.......         (839)     2,026,552       (234,813)        688,215        --               (1,322)
    Futures contracts....      --            (474,154)       --             --              --              --
    Written options
      transactions.......      --             938,541        656,760         112,407        --              --
                           -----------  -------------   ------------   -------------   -------------   ------------
      Net realized gain
        (loss) on
        investments and
        foreign currency
        transactions.....  $  (458,839)  $  4,056,694   $    130,038    $  5,052,097   $  (2,841,618)  $ (3,015,579)
                           -----------  -------------   ------------   -------------   -------------   ------------
  Change in unrealized
    appreciation
    (depreciation) --
    Investments..........  $  (923,068)  $ (1,765,514)  $ (7,726,713)   $ (6,856,954)  $ (22,528,898)  $  4,452,378
    Translation of assets
      and liabilities in
      foreign
      currencies.........          102        226,760       (952,419)         27,868        --              --
    Futures contracts....      --              98,727        --             --              --              --
    Written options......      --             (74,364)      (254,621)         32,250        --              --
                           -----------  -------------   ------------   -------------   -------------   ------------
      Net unrealized gain
        (loss) on
        investments and
        foreign currency
        translation......  $  (922,966)  $ (1,514,391)  $ (8,933,753)   $ (6,796,836)  $ (22,528,898)  $  4,452,378
                           -----------  -------------   ------------   -------------   -------------   ------------
        Net realized and
          unrealized gain
          (loss) on
          investments and
          foreign
          currency.......  $(1,381,805)  $  2,542,303   $ (8,803,715)   $ (1,744,739)  $ (25,370,516)  $  1,436,799
                           -----------  -------------   ------------   -------------   -------------   ------------
          Increase
            (decrease) in
            net assets
            from
            operations...  $  (525,943)  $  4,140,544   $ (6,752,082)   $   (420,106)  $ (10,390,722)  $ 16,735,511
                           -----------  -------------   ------------   -------------   -------------   ------------
                           -----------  -------------   ------------   -------------   -------------   ------------

                       See notes to financial statements

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF OPERATIONS (Unaudited) -- Six Months Ended June 30, 1999 -- continued

                           International      MFS / Foreign
                             Growth and        & Colonial           Money         Strategic          Zero
Net investment income:         Income       Emerging Markets        Market          Income      Coupon Series
Income --                      Series         Equity Series         Series          Series      Portfolio 2000
                           --------------   -----------------   --------------   ------------   --------------
    Interest.............    $    108,265      $    29,512      $   11,427,167   $    425,008      $110,799
    Dividends............         878,053          274,209            --              --            --
    Foreign taxes
      withheld...........         (95,620)         (19,204)           --              --            --
                           --------------   -----------------   --------------   ------------       -------
      Total investment
        income...........    $    890,698      $   284,517      $   11,427,167   $    425,008      $110,799
                           --------------   -----------------   --------------   ------------       -------
  Expenses --
    Management fee.......    $    350,652      $   122,133      $    1,168,694   $     38,648      $  4,140
    Trustees'
      compensation.......             384              217               6,935             96            44
    Administrative
      fees...............           5,395            1,466              35,061            773           247
    Custodian fees.......          40,356           17,424              81,837          4,178         1,569
    Printing.............           4,922            3,154               3,565          1,531           104
    Auditing fees........          15,404           13,543               2,029         19,579         4,279
    Legal fees...........             464              658                 592            984         1,260
    Miscellaneous........           2,024              202              29,553          1,487           216
                           --------------   -----------------   --------------   ------------       -------
      Total expenses.....    $    419,601      $   158,797      $    1,328,266   $     67,276      $ 11,859
    Reduction of expenses
      by investment
      adviser............        --               --                  --              --             (3,078)
    Fees paid
      indirectly.........            (965)        --                    (1,370)        (2,862)         (500)
                           --------------   -----------------   --------------   ------------       -------
      Net expenses.......    $    418,636      $   158,797      $    1,326,896   $     64,414      $  8,281
                           --------------   -----------------   --------------   ------------       -------
        Net investment
          income.........    $    472,062      $   125,720      $   10,100,271   $    360,594      $102,518
                           --------------   -----------------   --------------   ------------       -------
Realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions:
  Realized gain (loss)
    (identified cost
    basis) --
    Investment
      transactions.......    $  3,875,252      $(1,209,585)     $     --         $      9,708      $ 17,364
    Foreign currency
      transactions.......          (6,040)        (104,559)           --              (72,970)      --
    Written options
      transactions.......        --               --                  --               66,013       --
                           --------------   -----------------   --------------   ------------       -------
      Net realized gain
        (loss) on
        investments and
        foreign currency
        transactions.....    $  3,869,212      $(1,314,144)     $     --         $      2,751      $ 17,364
                           --------------   -----------------   --------------   ------------       -------
  Change in unrealized
    appreciation
    (depreciation) --
    Investments..........    $ (4,645,989)     $ 6,297,406      $     --         $   (121,153)     $(87,592)
    Translation of assets
      and liabilities in
      foreign
      currencies.........          (7,537)          (8,384)           --              (63,061)      --
    Written options......        --               --                  --                8,528       --
                           --------------   -----------------   --------------   ------------       -------
      Net unrealized gain
        (loss) on
        investments and
        foreign currency
        translation......    $ (4,653,526)     $ 6,289,022      $     --         $   (175,686)     $(87,592)
                           --------------   -----------------   --------------   ------------       -------
        Net realized and
          unrealized gain
          (loss) on
          investments and
          foreign
          currency.......    $   (784,314)     $ 4,974,878      $     --         $   (172,935)     $(70,228)
                           --------------   -----------------   --------------   ------------       -------
          Increase
            (decrease) in
            net assets
            from
            operations...    $   (312,252)     $ 5,100,598      $   10,100,271   $    187,659      $ 32,290
                           --------------   -----------------   --------------   ------------       -------
                           --------------   -----------------   --------------   ------------       -------

                       See notes to financial statements

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS  (Unaudited)  -- Six Months Ended June 30,
1999

                                           Global                      Global
Increase (decrease) in                     Asset         Global        Total       Government       High
net assets:                   Bond       Allocation   Governments      Return      Securities      Yield
From operations --           Series        Series        Series        Series        Series        Series
                           -----------  ------------  ------------  ------------  ------------  ------------
  Net investment
    income...............  $   855,862  $  1,598,241  $  2,051,633  $  1,324,633  $ 14,979,794  $ 15,298,712
  Net realized gain
    (loss) on investments
    and foreign currency
    transactions.........     (458,839)    4,056,694       130,038     5,052,097    (2,841,618)   (3,015,579)
  Net unrealized gain
    (loss) on investments
    and foreign currency
    translation..........     (922,966)   (1,514,391)   (8,933,753)   (6,796,836)  (22,528,898)    4,452,378
                           -----------  ------------  ------------  ------------  ------------  ------------
    Increase (decrease)
      in net assets from
      operations.........  $  (525,943) $  4,140,544  $ (6,752,082) $   (420,106) $(10,390,722) $ 16,735,511
                           -----------  ------------  ------------  ------------  ------------  ------------
Distributions declared to
  shareholders --
  From net investment
    income...............  $  (290,409) $ (6,365,955) $ (7,038,965) $ (3,142,302) $(24,646,039) $(28,064,079)
  From net realized gain
    on investments and
    foreign currency
    transactions.........     (165,561)     (224,969)   (2,593,019)   (4,453,264)      --            --
  In excess of net
    realized gain on
    investments and
    foreign currency
    transactions.........         (214)      --            --            --            --            --
                           -----------  ------------  ------------  ------------  ------------  ------------
    Total distributions
      declared to
      shareholders.......  $  (456,184) $ (6,590,924) $ (9,631,984) $ (7,595,566) $(24,646,039) $(28,064,079)
                           -----------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease)
  in net assets from
  series share
  transactions...........  $19,132,790  $ (4,715,231) $  2,429,318  $ 10,158,147  $ 68,189,448  $ 22,108,048
                           -----------  ------------  ------------  ------------  ------------  ------------
        Total increase
          (decrease) in
          net assets.....  $18,150,663  $ (7,165,611) $(13,954,748) $  2,142,475  $ 33,152,687  $ 10,779,480
                           -----------  ------------  ------------  ------------  ------------  ------------
Net assets --
  At beginning of
    period...............   19,594,763   126,640,611    99,220,007    99,955,382   457,473,988   326,232,357
                           -----------  ------------  ------------  ------------  ------------  ------------
  At end of period.......  $37,745,426  $119,475,000  $ 85,265,259  $102,097,857  $490,626,675  $337,011,837
                           -----------  ------------  ------------  ------------  ------------  ------------
                           -----------  ------------  ------------  ------------  ------------  ------------
Accumulated undistributed
  net investment income
  included in net assets
  at end of period.......  $   851,220  $  1,029,985  $    615,006  $    605,914  $ 14,979,397  $ 15,041,201
                           -----------  ------------  ------------  ------------  ------------  ------------
                           -----------  ------------  ------------  ------------  ------------  ------------

                                              MFS/Foreign &                                              Zero
Increase (decrease) in     International        Colonial             Money          Strategic           Coupon
net assets:                  Growth and     Emerging Markets        Market            Income           Series,
From operations --         Income Series      Equity Series         Series            Series        Portfolio 2000
                           --------------   -----------------   ---------------   --------------   ----------------
  Net investment
    income...............    $    472,062      $   125,720      $    10,100,271   $      360,594      $  102,518
  Net realized gain
    (loss) on investments
    and foreign currency
    transactions.........       3,869,212       (1,314,144)           --                   2,751          17,364
  Net unrealized gain
    (loss) on investments
    and foreign currency
    translation..........      (4,653,526)       6,289,022            --                (175,686)        (87,592)
                           --------------   -----------------   ---------------   --------------        --------
    Increase (decrease)
      in net assets from
      operations.........    $   (312,252)     $ 5,100,598      $    10,100,271   $      187,659      $   32,290
                           --------------   -----------------   ---------------   --------------        --------
Distributions declared to
  shareholders --
  From net investment
    income...............    $   (524,003)     $  --            $   (10,100,271)  $     (163,606)     $ (207,141)
  From net realized gain
    on investments and
    foreign currency
    transactions.........      (1,761,981)        --                  --                (108,318)       --
                           --------------   -----------------   ---------------   --------------        --------
    Total distributions
      declared to
      shareholders.......    $ (2,285,984)     $  --            $   (10,100,271)  $     (271,924)     $ (207,141)
                           --------------   -----------------   ---------------   --------------        --------
Net increase (decrease)
  in net assets from
  series share
  transactions...........    $  6,670,942      $ 3,939,051      $    19,636,648   $    5,547,585      $ (200,336)
                           --------------   -----------------   ---------------   --------------        --------
        Total increase
          (decrease) in
          net assets.....    $  4,072,706      $ 9,039,649      $    19,636,648   $    5,463,320      $ (375,187)
                           --------------   -----------------   ---------------   --------------        --------
Net assets --
  At beginning of
    period...............      75,410,408       17,118,848          465,544,926        7,780,429       3,473,479
                           --------------   -----------------   ---------------   --------------        --------
  At end of period.......    $ 79,483,114      $26,158,497      $   485,181,574   $   13,243,749      $3,098,292
                           --------------   -----------------   ---------------   --------------        --------
                           --------------   -----------------   ---------------   --------------        --------
Accumulated undistributed
  net investment income
  included in net assets
  at end of period.......    $    463,806      $   121,591      $     --          $      331,740      $  102,019
                           --------------   -----------------   ---------------   --------------        --------
                           --------------   -----------------   ---------------   --------------        --------

                       See notes to financial statements

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS  -- Year Ended December 31, 1998

                                                                                       MFS/Foreign &
Increase (decrease) in                   Government       High      International        Colonial             Money
net assets:                   Bond       Securities      Yield        Growth and     Emerging Markets        Market
From operations --           Series*       Series        Series     Income Series      Equity Series         Series
                           -----------  ------------  ------------  --------------   -----------------   ---------------
  Net investment
    income...............  $   286,503  $ 24,731,974  $ 27,879,724    $    518,238      $   215,874      $    19,399,147
  Net realized gain
    (loss) on investments
    and foreign currency
    transactions.........      164,825     4,256,193    (5,522,275)      2,053,594       (4,849,172)           --
  Net unrealized gain
    (loss) on investments
    and foreign currency
    translation..........       51,091     6,630,534   (20,305,241)      9,549,247       (2,880,714)           --
                           -----------  ------------  ------------  --------------   -----------------   ---------------
    Increase (decrease)
      in net assets from
      operations.........  $   502,419  $ 35,618,701  $  2,052,208    $ 12,121,079      $(7,514,012)     $    19,399,147
                           -----------  ------------  ------------  --------------   -----------------   ---------------
Distributions declared to
  shareholders --
  From net investment
    income...............  $   --       $(23,191,736) $(20,130,545)   $   (586,185)     $  (302,910)     $   (19,399,147)
  From net realized gain
    on investments and
    foreign currency
    transactions.........      --            --            --           (1,412,404)        (215,066)           --
  In excess of net
    realized gain on
    investments and
    foreign currency
    transactions.........      --            --            --             --               (115,045)           --
  From paid-in capital...      --            --            --             --               (126,919)           --
                           -----------  ------------  ------------  --------------   -----------------   ---------------
    Total distributions
      declared to
      shareholders.......  $   --       $(23,191,736) $(20,130,545)   $ (1,998,589)     $  (759,940)     $   (19,399,147)
                           -----------  ------------  ------------  --------------   -----------------   ---------------
Net increase in net
  assets from series
  share transactions.....  $19,092,344  $ 57,315,137  $ 69,103,703    $ 13,919,815      $ 1,211,349      $   125,484,692
                           -----------  ------------  ------------  --------------   -----------------   ---------------
        Total increase
          (decrease) in
          net assets.....  $19,594,763  $ 69,742,102  $ 51,025,366    $ 24,042,305      $(7,062,603)     $   125,484,692
                           -----------  ------------  ------------  --------------   -----------------   ---------------
Net assets --
  At beginning of period
    .....................      --        387,731,886   275,206,991      51,368,103       24,181,451          340,060,234
                           -----------  ------------  ------------  --------------   -----------------   ---------------
  At end of period.......  $19,594,763  $457,473,988  $326,232,357    $ 75,410,408      $17,118,848      $   465,544,926
                           -----------  ------------  ------------  --------------   -----------------   ---------------
                           -----------  ------------  ------------  --------------   -----------------   ---------------
Accumulated undistributed
  net investment income
  (loss) included in net
  assets at end of
  period.................  $   285,767  $ 24,645,642  $ 27,806,568    $    515,747      $    (4,129)     $     --
                           -----------  ------------  ------------  --------------   -----------------   ---------------
                           -----------  ------------  ------------  --------------   -----------------   ---------------

                                          Global                     Global          Zero
Increase (decrease) in     Strategic      Asset         Global        Total         Coupon
net assets:                  Income     Allocation   Governments     Return         Series,
From operations --          Series*       Series        Series       Series     Portfolio 2000
                           ----------  ------------  ------------  -----------  ---------------
  Net investment
    income...............  $  173,162  $  4,188,880  $  4,822,969  $ 2,124,421     $  206,642
  Net realized gain on
    investments and
    foreign currency
    transactions.........       7,396       657,197     5,130,598    5,296,675         19,426
  Net unrealized gain
    (loss) on investments
    and foreign currency
    translation..........     (52,878)    2,216,838     4,371,169    7,137,922         18,507
                           ----------  ------------  ------------  -----------  ---------------
    Increase in net
      assets from
      operations.........  $  127,680  $  7,062,915  $ 14,324,736  $14,559,018     $  244,575
                           ----------  ------------  ------------  -----------  ---------------
Distributions declared to
  shareholders --
  From net investment
    income...............  $   --      $ (4,297,027) $ (1,288,659) $(1,714,056)    $ (212,590)
  From net realized gain
    on investments and
    foreign currency
    transactions.........      --        (5,162,478)      --        (2,223,292)      --
                           ----------  ------------  ------------  -----------  ---------------
    Total distributions
      declared to
      shareholders.......  $   --      $ (9,459,505) $ (1,288,659) $(3,937,348)    $ (212,590)
                           ----------  ------------  ------------  -----------  ---------------
Net increase (decrease)
  in net assets from
  series share
  transactions...........  $7,652,749  $  6,124,797  $(24,202,161) $17,510,519     $ (172,594)
                           ----------  ------------  ------------  -----------  ---------------
        Total increase
          (decrease) in
          net assets.....  $7,780,429  $  3,728,207  $(11,166,084) $28,132,189     $ (140,609)
                           ----------  ------------  ------------  -----------  ---------------
Net assets --
  At beginning of
    period...............      --       122,912,404   110,386,091   71,823,193      3,614,088
                           ----------  ------------  ------------  -----------  ---------------
  At end of period.......  $7,780,429  $126,640,611  $ 99,220,007  $99,955,382     $3,473,479
                           ----------  ------------  ------------  -----------  ---------------
                           ----------  ------------  ------------  -----------  ---------------
Accumulated undistributed
  net investment income
  included in net assets
  at end of period.......  $  134,752  $  5,797,699  $  5,602,338  $ 2,423,583     $  206,642
                           ----------  ------------  ------------  -----------  ---------------
                           ----------  ------------  ------------  -----------  ---------------

  * For the period from the commencement of the Series' investment operations, May 6, 1998, through December 31, 1998.

                       See notes to financial statements

MFS/SUN LIFE SERIES TRUST
FINANCIAL HIGHLIGHTS

                                                          Bond Series
                                          --------------------------------------------
                                          Six Months Ended
Per share data (for a share outstanding     June 30, 1999           Period Ended
throughout each period):                     (Unaudited)        December 31, 1998***
                                          -----------------   ------------------------
Net asset value -- beginning of
  period................................       $10.6897               $10.0000****
                                                -------                -------
Income from investment operations# --
  Net investment incomeSection..........       $ 0.2878               $ 0.3306
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions...............        (0.4602)                0.3591
                                                -------                -------
      Total from investment
       operations.......................       $(0.1724)              $ 0.6897
                                                -------                -------
Less distributions declared to
  shareholders
  From net investment income............       $(0.0960)             --
  From net realized gain on investments
    and foreign currency transactions...        (0.0547)             --
  In excess of net realized gain on
    investments and foreign currency
    transactions........................        (0.0001)             --
                                                -------                -------
      Total distributions declared to
       shareholders.....................       $(0.1508)             --
                                                -------                -------
Net asset value -- end of period........       $10.3665               $10.6897
                                                -------                -------
                                                -------                -------
Total return++..........................         (1.69%)++               6.90%++
Ratios (to average net
  assets)/Supplemental dataSection:
  Expenses##............................          0.76%+                 1.03%+
  Net investment income.................          6.04%+                 4.88%+
Portfolio turnover......................           164%                   161%
Net assets, end of period (000
  omitted)..............................       $ 37,745               $ 19,595

Section The investment adviser voluntarily waived all or a portion of the advisory fee for the Bond Series for the period indicated. If these fees had been incurred by the Series, the net investment income per share and the ratios would have been:

Net investment income.............................  $           0.3282
Ratios (to average net assets):
  Expenses##......................................           1.07%+
  Net investment income...........................           4.84%+

                                                               Global Asset Allocation Series
                           -------------------------------------------------------------------------------------------------------
Per share data (for a      Six Months Ended                     Year Ended December 31,
share outstanding            June 30, 1999     ---------------------------------------------------------        Period Ended
throughout each period):      (Unaudited)          1998           1997           1996           1995         December 31, 1994**
                           -----------------   ------------   ------------   ------------   ------------   -----------------------
Net asset value --
  beginning of period....       $14.4449       $14.5377       $13.7794       $12.2250       $10.0579               $10.0000****
                                 -------       ------------   ------------   ------------   ------------            -------
Income from investment
  operations# --
  Net investment
    incomeSection........       $ 0.1890       $ 0.4686       $ 0.4412       $ 0.3731       $ 0.4205               $ 0.0220
  Net realized and
    unrealized gain on
    investments and
    foreign currency
    transactions.........         0.3186         0.5338         1.0178         1.5563         1.7540                 0.0359
                                 -------       ------------   ------------   ------------   ------------            -------
      Total from
        investment
        operations.......       $ 0.5076       $ 1.0024       $ 1.4590       $ 1.9294       $ 2.1745               $ 0.0579
                                 -------       ------------   ------------   ------------   ------------            -------
Less distributions
  declared to
  shareholders --
  From net investment
    income...............       $(0.7810)      $(0.4975)      $(0.2242)      $(0.1300)      $(0.0074)             -$-
  From net realized gain
    on investments and
    foreign currency
    transactions.........        (0.0276)       (0.5977)       (0.4765)       (0.2450)         --                 --
                                 -------       ------------   ------------   ------------   ------------            -------
      Total distributions
        declared to
        shareholders.....       $(0.8086)      $(1.0952)      $(0.7007)      $(0.3750)      $(0.0074)             -$-
                                 -------       ------------   ------------   ------------   ------------            -------
Net asset value -- end of
  period.................       $14.1439       $14.4449       $14.5377       $13.7794       $12.2250               $10.0579
                                 -------       ------------   ------------   ------------   ------------            -------
                                 -------       ------------   ------------   ------------   ------------            -------
Total return++...........          3.55%++        6.60%         10.87%         16.04%         21.56%                  0.60%++
Ratios (to average net
  assets)/Supplemental
  dataSection:
  Expenses##.............          0.90%+         0.90%          0.92%          0.94%          0.67%                  1.50%+
  Net investment
    income...............          2.65%+         3.21%          3.06%          2.84%          3.70%                  3.13%+
Portfolio turnover.......            97%           163%           162%           154%           146%                     2%
Net assets at end of
  period (000 omitted)...       $119,475       $126,641       $122,912       $ 77,016       $ 25,863               $  3,003

Section The investment adviser voluntarily waived all or a portion of its advisory fee for the Global Asset Allocation Series for the periods indicated. If these fees had been incurred by the Series, the net investment income per share and the ratios would have been:

Net investment income...................  $0.3716   $          0.0041
Ratios (to average net assets):
Expenses##..............................    1.11%           4.05%+
Net investment income...................    3.27%           0.58%+

  +  Annualized.
 ++  Not annualized.
 ** For the period from the commencement of the Series' investment operations, November 7, 1994, through December 31, 1994.
*** For the period from the commencement of the Series' investment operations, May 6, 1998, through December 31, 1998.
**** Net asset value on date of commencement of operations.
  #  Per share data are based on average shares outstanding.
 ## Each of the Series' has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Series' expenses are calculated without reduction for this expense offset arrangement.
 ++ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements

MFS/SUN LIFE SERIES TRUST
FINANCIAL HIGHLIGHTS -- continued

                                                            Global Governments Series
                           --------------------------------------------------------------------------------------------
Per share data (for a      Six Months ended                            Year Ended December 31,
share outstanding            June 30, 1999     ------------------------------------------------------------------------
throughout each period):      (Unaudited)          1998           1997           1996           1995           1994
                           -----------------   ------------   ------------   ------------   ------------   ------------
Net asset value --
  beginning of period....       $12.2271       $10.7247       $11.2582       $12.4866       $11.3769       $13.0212
                                 -------       ------------   ------------   ------------   ------------   ------------
Income from investment
  operations# --
  Net investment
    incomeSection........       $ 0.2528       $ 0.5302       $ 0.5770       $ 0.6882       $ 0.8031       $ 0.6095
  Net realized and
    unrealized gain
    (loss) on investments
    and foreign currency
    transactions.........        (1.0652)        1.1118        (0.6754)       (0.2081)        0.9511        (1.2295)
                                 -------       ------------   ------------   ------------   ------------   ------------
      Total from
        investment
        operations.......       $(0.8124)      $ 1.6420       $(0.0984)      $ 0.4801       $ 1.7542       $(0.6200)
                                 -------       ------------   ------------   ------------   ------------   ------------
Less distributions
  declared to
  shareholders --
  From net investment
    income...............       $(0.9140)      $(0.1396)      $(0.3742)      $(1.7085)      $(0.0058)      $(0.8823)
  From net realized gain
    on investments and
    foreign currency
    transactions.........        (0.3367)         --           (0.0548)         --           (0.6387)       (0.1420)
  In excess of net
    realized gain on
    investments and
    foreign currency
    transactions.........       --                --           (0.0061)         --             --             --
                                 -------       ------------   ------------   ------------   ------------   ------------
      Total distributions
        declared to
        shareholders.....       $(1.2507)      $(0.1396)      $(0.4351)      $(1.7085)      $(0.6445)      $(1.0243)
                                 -------       ------------   ------------   ------------   ------------   ------------
Net asset value -- end of
  period.................       $10.1640       $12.2271       $10.7247       $11.2582       $12.4866       $11.3769
                                 -------       ------------   ------------   ------------   ------------   ------------
                                 -------       ------------   ------------   ------------   ------------   ------------
Total return++...........          (7.19)%++     15.46%        (0.76)%          4.66%         15.69%        (4.46)%
Ratios (to average net
  assets)/Supplemental
  dataSection:
  Expenses##.............         0.90%+          0.88%          0.91%          0.90%          0.89%          0.90%
  Net investment
    income...............         2.19%+          4.75%          5.43%          6.00%          6.67%          6.06%
Portfolio turnover.......           111%           315%           344%           390%           329%           269%
Net assets at end of
  period (000 omitted)...       $ 85,265       $ 99,220       $110,386       $141,764       $152,487       $139,155

                                                                 Global Total Return Series
                           -------------------------------------------------------------------------------------------------------
Per share data (for a      Six Months Ended                     Year Ended December 31,
share outstanding            June 30, 1999     ---------------------------------------------------------        Period Ended
throughout each period):      (Unaudited)          1998           1997           1996           1995         December 31, 1994**
                           -----------------   ------------   ------------   ------------   ------------   -----------------------
Net asset value --
  beginning of period....       $16.6060       $14.6971       $13.2657       $11.8346       $10.0405               $10.0000****
                                 -------       ------------   ------------   ------------   ------------            -------
Income from investment
  operations# --
  Net investment
    incomeSection........       $ 0.2118       $ 0.3813       $ 0.3979       $ 0.4131       $ 0.4437               $ 0.0247
  Net realized and
    unrealized gain
    (loss) on investments
    and foreign currency
    transactions.........        (0.2833)        2.2629         1.3759         1.2480         1.3564                 0.0158
                                 -------       ------------   ------------   ------------   ------------            -------
      Total from
        investment
        operations.......       $(0.0715)      $ 2.6442       $ 1.7738       $ 1.6611       $ 1.8001               $ 0.0405
                                 -------       ------------   ------------   ------------   ------------            -------
Less distributions
  declared to
  shareholders --
  From net investment
    income...............       $(0.5175)      $(0.3201)      $(0.1756)      $(0.2300)      $(0.0060)             -$-
  From net realized gain
    on investments and
    foreign currency
    transactions.........        (0.7334)       (0.4152)       (0.1668)         --             --                 --
                                 -------       ------------   ------------   ------------   ------------            -------
      Total distributions
        declared to
        shareholders.....       $(1.2509)      $(0.7353)      $(0.3424)      $(0.2300)      $(0.0060)             -$-
                                 -------       ------------   ------------   ------------   ------------            -------
Net asset value -- end of
  period.................       $15.2836       $16.6060       $14.6971       $13.2657       $11.8346               $10.0405
                                 -------       ------------   ------------   ------------   ------------            -------
                                 -------       ------------   ------------   ------------   ------------            -------
Total return++...........        (0.50)%++       18.37%         13.61%         14.33%         17.89%                  0.40%++
Ratios (to average net
  assets)/Supplemental
  dataSection:
  Expenses##.............          0.89%+         0.93%          1.04%          0.96%          0.77%                  1.50%+
  Net investment
    income...............          2.67%+         2.44%          2.85%          3.33%          4.01%                  3.31%+
Portfolio turnover.......            65%           141%           171%           148%           146%                     1%
Net assets at end of
  period (000 omitted)...       $102,098       $ 99,955       $ 71,823       $ 37,638       $ 13,786               $  1,384

Section The investment adviser voluntarily waived all or a portion of its advisory fee for the Global Total Return Series for the periods indicated. If these fees had been incurred by the Series, the net investment income
     (loss) per share and the ratios would have been:

Net investment income (loss)............  $0.3972         $     (0.0405)
Ratios (to average net assets):
  Expenses##............................    1.19%            6.93%+
  Net investment income.................    3.59%               (2.12)%+

  +  Annualized.
 ++  Not annualized.
 ** For the period from the commencement of the Series' investment operations, November 7, 1994, through December 31, 1994.
**** Net asset value on date of commencement of operations.
  #  Per share data are based on average shares outstanding.
 ## Each of the Series' has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Series' expenses are calculated without reduction for this expense offset arrangement.
 ++ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements

MFS/SUN LIFE SERIES TRUST
FINANCIAL HIGHLIGHTS -- continued

                                                           Government Securities Series
                           --------------------------------------------------------------------------------------------
Per share data (for a      Six Months Ended                            Year Ended December 31,
share outstanding            June 30, 1999     ------------------------------------------------------------------------
throughout each period):      (Unaudited)          1998           1997           1996           1995           1994
                           -----------------   ------------   ------------   ------------   ------------   ------------
Net asset value --
  beginning of period....       $13.3946       $13.0406       $12.8672       $13.3900       $12.1219       $13.0951
                                 -------       ------------   ------------   ------------   ------------   ------------
Income from investment
  operations# --
  Net investment
    incomeSection........       $ 0.4055       $ 0.7663       $ 0.8109       $ 0.8445       $ 0.8311       $ 0.6366
  Net realized and
    unrealized gain
    (loss) on investments
    and foreign currency
    transactions.........        (0.6796)        0.3211         0.2490        (0.6620)        1.2183        (0.9238)
                                 -------       ------------   ------------   ------------   ------------   ------------
      Total from
        investment
        operations.......       $(0.2741)      $ 1.0874       $ 1.0599       $ 0.1825       $ 2.0494       $(0.2872)
                                 -------       ------------   ------------   ------------   ------------   ------------
Less distributions
  declared to
  shareholders --
  From net investment
    income...............       $(0.6632)      $(0.7334)      $(0.8865)      $(0.7053)      $(0.7813)      $(0.4959)
  From net realized gain
    on investments and
    foreign currency
    transactions.........       --                --             --             --             --           (0.1901)
                                 -------       ------------   ------------   ------------   ------------   ------------
      Total distributions
        declared to
        shareholders.....       $(0.6632)      $(0.7334)      $(0.8865)      $(0.7053)      $(0.7813)      $(0.6860)
                                 -------       ------------   ------------   ------------   ------------   ------------
Net asset value -- end of
  period.................       $12.4573       $13.3946       $13.0406       $12.8672       $13.3900       $12.1219
                                 -------       ------------   ------------   ------------   ------------   ------------
                                 -------       ------------   ------------   ------------   ------------   ------------
Total return++...........          (2.03)%++      8.70%          8.72%          1.65%         17.66%        (2.21)%
Ratios (to average net
  assets)/Supplemental
  dataSection:
  Expenses##.............          0.62%+         0.62%          0.63%          0.63%          0.63%          0.62%
  Net investment
    income...............          6.24%+         5.82%          6.38%          6.60%          6.59%          6.01%
Portfolio turnover.......            50%           107%           182%            57%            80%            90%
Net assets, end of period
  (000 omitted)..........       $490,627       $457,474       $387,732       $383,107       $368,848       $347,150

                                                                High Yield Series
                           --------------------------------------------------------------------------------------------
Per share data (for a      Six Months Ended                            Year Ended December 31,
share outstanding            June 30, 1999     ------------------------------------------------------------------------
throughout each period):      (Unaudited)          1998           1997           1996           1995           1994
                           -----------------   ------------   ------------   ------------   ------------   ------------
Net asset value --
  beginning of period....       $ 9.1635       $ 9.7108       $ 9.2131       $ 8.9222       $ 8.1860       $ 9.1120
                                 -------       ------------   ------------   ------------   ------------   ------------
Income from investment
  operations# --
  Net investment
    incomeSection........       $ 0.4148       $ 0.8380       $ 0.8206       $ 0.8012       $ 0.7891       $ 0.8226
  Net realized and
    unrealized gain
    (loss) on investments
    and foreign currency
    transactions.........         0.0563        (0.7526)        0.3319         0.2131         0.5494        (1.0387)
                                 -------       ------------   ------------   ------------   ------------   ------------
      Total from
        investment
        operations.......       $ 0.4711       $ 0.0854       $ 1.1525       $ 1.0143       $ 1.3385       $(0.2161)
                                 -------       ------------   ------------   ------------   ------------   ------------
Less distributions from
  net investment
  income.................       $(0.7720)      $(0.6327)      $(0.6548)      $(0.7234)      $(0.6023)      $(0.7099)
                                 -------       ------------   ------------   ------------   ------------   ------------
Net asset value -- end of
  period.................       $ 8.8626       $ 9.1635       $ 9.7108       $ 9.2131       $ 8.9222       $ 8.1860
                                 -------       ------------   ------------   ------------   ------------   ------------
                                 -------       ------------   ------------   ------------   ------------   ------------
Total return++...........          5.02%++        0.58%         13.24%         12.12%         16.93%        (2.16)%
Ratios (to average net
  assets)/Supplemental
  dataSection:
  Expenses##.............          0.83%+         0.82%          0.84%          0.84%          0.87%          0.86%
  Net investment
    income...............          8.92%+         8.78%          8.70%          9.01%          9.17%          8.94%
Portfolio turnover.......            50%           135%           130%            88%            66%            82%
Net assets, end of period
  (000 omitted)..........       $337,012       $326,232       $275,207       $196,498       $153,800       $102,194

  +  Annualized.
 ++  Not annualized.
  #  Per share data are based on average shares outstanding.
 ## Each of the Series' has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, Series' expenses are calculated without reduction for this expense offset arrangement.
 ++ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements

MFS/SUN LIFE SERIES TRUST
FINANCIAL HIGHLIGHTS

                                                     International Growth and Income Series
                           -------------------------------------------------------------------------------------------
Per share data (for a      Six Months Ended               Year Ended December 31,
share outstanding            June 30, 1999     ---------------------------------------------        Period Ended
throughout each period):      (Unaudited)          1998            1997            1996          December 31, 1995**
                           -----------------   -------------   -------------   -------------   -----------------------
Net asset value --
  beginning of period....      $ 13.1854       $ 11.1722       $ 10.6247       $ 10.1282               $10.0000****
                                 -------       -------------   -------------   -------------            -------
Income from investment
  operations# --
  Net investment
    incomeSection........      $  0.0821       $  0.0983       $  0.1356       $  0.2326               $ 0.0295
  Net realized and
    unrealized gain
    (loss) on investments
    and foreign currency
    transactions.........        (0.1424)         2.3104          0.5497          0.2639                 0.0987
                                 -------       -------------   -------------   -------------            -------
      Total from
        investment
        operations.......      $ (0.0603)      $  2.4087       $  0.6853       $  0.4965               $ 0.1282
                                 -------       -------------   -------------   -------------            -------
Less distributions
  declared to
  shareholders --
  From net investment
    income...............      $ (0.0945)      $ (0.1160)      $ (0.1124)      $  --                  -$-
  From net realized gain
    on investments and
    foreign currency
    transactions.........        (0.3178)        (0.2795)        (0.0254)         --                  --
                                 -------       -------------   -------------   -------------            -------
      Total distributions
        declared to
        shareholders.....      $ (0.4123)      $ (0.3955)      $ (0.1378)      $  --                  -$-
                                 -------       -------------   -------------   -------------            -------
Net asset value -- end of
  period.................      $ 12.7128       $ 13.1854       $ 11.1722       $ 10.6247               $10.1282
                                 -------       -------------   -------------   -------------            -------
                                 -------       -------------   -------------   -------------            -------
Total return++...........        (0.49)%++        21.68%           6.53%           4.84%                  1.30%++
Ratios (to average net
  assets)/Supplemental
  dataSection:
  Expenses##.............           1.17+          1.16%           1.22%           0.97%                  1.50%+
  Net investment
    income...............          1.31%+          0.79%           1.24%           2.21%                  1.64%+
Portfolio turnover.......            53%             54%            194%             51%              --
Net assets at end of
  period (000 omitted)...      $  79,483       $  75,410       $  51,368       $  35,710               $  7,179

Section The investment adviser voluntarily waived all or a portion of its advisory fee for the International Growth and Income Series for the periods indicated. If these fees had been incurred by the Series, the net investment income per share and the ratios would have been:

Net investment income...................  $ 0.2101   $0.0119
Ratios (to average net assets):
  Expenses##............................     1.16%     2.48% +
  Net investment income.................     2.02%     0.66% +

                                   MFS-Registered Trademark-/Foreign & Colonial Emerging Markets Equity
                                                                  Series
                                --------------------------------------------------------------------------
Per share data (for a share     Six Months Ended       Year Ended December 31,
outstanding throughout each       June 30, 1999     -----------------------------        Period Ended
period):                           (Unaudited)          1998            1997          December 31, 1996*
                                -----------------   -------------   -------------   ----------------------
Net asset value -- beginning
  of period...................      $  7.4902       $ 11.0359       $ 10.0013             $  10.0000****
                                      -------       -------------   -------------            -------
Income from investment
  operations# --
  Net investment
    incomeSection.............      $  0.0528       $  0.0934       $  0.1638             $   0.0706
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency
    transactions..............         2.1303         (3.2974)         0.8773                (0.0693)
                                      -------       -------------   -------------            -------
      Total from investment
       operations.............      $  2.1831       $ (3.2040)      $  1.0411             $   0.0013
                                      -------       -------------   -------------            -------
Less distributions declared to
  shareholders --
  From net investment
    income....................       --             $ (0.1362)      $ (0.0065)            $--
  From net realized gain on
    investments and foreign
    currency transactions.....       --               (0.0967)         --                  --
  In excess of net realized
    gain on investments and
    foreign currency
    transactions..............       --               (0.0517)         --                  --
  From paid-in capital........       --               (0.0571)         --                  --
                                      -------       -------------   -------------            -------
      Total distributions
       declared to
       shareholders...........      $--             $ (0.3417)      $ (0.0065)            $--
                                      -------       -------------   -------------            -------
Net asset value -- end of
  period......................      $  9.6733       $  7.4902       $ 11.0359             $  10.0013
                                      -------       -------------   -------------            -------
                                      -------       -------------   -------------            -------
Total return++................         29.24%++       (29.98)%         10.46%                  0.00%++
Ratios (to average net
  assets)/Supplemental
  dataSection:
  Expenses##..................          1.63%+          1.59%           1.07%                  1.55%+
  Net investment income.......          1.29%+          1.03%           1.38%                  0.77%+
Portfolio turnover............            43%             92%             69%                     4%
Net assets at end of period
  (000 omitted)...............      $  26,158       $  17,119       $  24,181             $    3,271

Section The investment adviser voluntarily waived all or a portion of its advisory fee for the MFS-Registered Trademark-/Foreign & Colonial Emerging Markets Equity Series for the periods indicated. If these fees had been incurred by the Series, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)............  $  0.1552        $     (0.0975)
Ratios (to average net assets):
  Expenses##............................      1.55%             3.38%+
  Net investment income (loss)..........      0.90%            (1.12%)+

  +  Annualized.
 ++  Not annualized.
  * For the period from the commencement of the Series' investment operations, June 5, 1996, through December 31, 1996.
 ** For the period from the commencement of the Series' investment operations, October 2, 1995, through December 31, 1995.
**** Net asset value on date of commencement of operations.
  #  Per share data are based on average shares outstanding.
 ## Each of the Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent. The Series' expenses are calculated without reduction for this expense offset arrangement.
 ++ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements

MFS/SUN LIFE SERIES TRUST
FINANCIAL HIGHLIGHTS -- continued

                                                               Money Market Series
                           --------------------------------------------------------------------------------------------
Per share data (for a      Six Months Ended                            Year Ended December 31,
share outstanding            June 30, 1999     ------------------------------------------------------------------------
throughout each period):      (Unaudited)          1998           1997           1996           1995           1994
                           -----------------   ------------   ------------   ------------   ------------   ------------
Net asset value --
  beginning of period....       $ 1.0000       $ 1.0000       $ 1.0000       $ 1.0000       $ 1.0000       $ 1.0000
                                 -------       ------------   ------------   ------------   ------------   ------------
Income from investment
  operations# --.........       $ 0.0212       $ 0.0494       $ 0.0495       $ 0.0483       $ 0.0520       $ 0.0363
                                 -------       ------------   ------------   ------------   ------------   ------------
Less distributions from
  net investment
  income.................       $(0.0212)      $(0.0494)      $(0.0495)      $(0.0483)      $(0.0520)      $(0.0363)
                                 -------       ------------   ------------   ------------   ------------   ------------
Net asset value -- end of
  period.................       $ 1.0000       $ 1.0000       $ 1.0000       $ 1.0000       $ 1.0000       $ 1.0000
                                 -------       ------------   ------------   ------------   ------------   ------------
                                 -------       ------------   ------------   ------------   ------------   ------------
Total return++...........          2.16%++        5.02%          5.06%          4.95%          5.44%          3.69%
Ratios (to average net
  assets)/Supplemental
  dataSection:
  Expenses##.............          0.57%+         0.56%          0.57%          0.56%          0.59%          0.58%
  Net investment
    income...............          4.32%+         4.94%          4.94%          4.82%          5.30%          3.74%
Net assets at end of
  period (000 omitted)...       $485,182       $465,545       $340,060       $409,165       $282,754       $252,175

                                                    Strategic Income Series
                                          --------------------------------------------
                                          Six Months Ended
Per share data (for a share outstanding     June 30, 1999           Period ended
throughout each period):                     (Unaudited)        December 31, 1998***
                                          -----------------   ------------------------
Net asset value -- beginning of
  period................................       $10.0439             $    10.0000****
Income from investment operations# --
  Net investment incomeSection..........       $ 0.3501             $     0.4206
  Net realized and unrealized loss on
    investments and foreign currency
    transactions........................        (0.1432)                 (0.3767)
                                                -------                  -------
      Total from investment
       operations.......................       $ 0.2069             $     0.0439
                                                -------                  -------
Less distributions declared to
  shareholders
  From net investment income............       $(0.1450)              --
  From net realized gain on investments
    and foreign currency transactions...        (0.0960)              --
                                                -------                  -------
      Total distributions declared to
       shareholders.....................       $(0.2410)              --
                                                -------                  -------
Net asset value -- end of period........       $10.0098             $    10.0439
                                                -------                  -------
                                                -------                  -------
Total return++..........................          2.06%++                  0.40%++
Ratios (to average net
  assets)/Supplemental dataSection:
  Expenses##............................          1.30%+                   1.29%+
  Net investment income.................          6.97%+                   6.52%+
Portfolio turnover......................           128%                     182%
Net assets at end of period (000
  omitted)..............................       $ 13,244             $      7,780

Section The investment adviser voluntarily waived all or a portion of its advisory fee for the Strategic Income Series for the period indicated. If these fees had been incurred by the Series, the net investment income per share and the ratios would have been:

Net investment income.............................  $         0.4122
Ratios (to average net assets):
  Expenses##......................................              1.42%+
  Net investment income...........................              6.41%+

  +  Annualized.
 ++  Not annualized.
*** For the period from the commencement of the Series' investment operations, May 6, 1998, through December 31, 1998.
**** Net asset value on date of commencement of operations.
  #  Per share data are based on average shares outstanding.
 ## Each of the Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent. The Series' expenses are calculated without reduction for this expense offset arrangement.
 ++ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements

MFS/SUN LIFE SERIES TRUST
FINANCIAL HIGHLIGHTS -- continued

                                                        Zero Coupon Series, Portfolio 2000
                           --------------------------------------------------------------------------------------------
Per share data (for a      Six Months Ended                            Year Ended December 31,
share outstanding            June 30, 1999     ------------------------------------------------------------------------
throughout each period):      (Unaudited)          1998           1997           1996           1995           1994
                           -----------------   ------------   ------------   ------------   ------------   ------------
Net asset value --
  beginning of period....       $ 8.9692       $ 8.9096       $ 8.8822       $ 9.0619       $ 7.9573       $11.1167
                                 -------       ------------   ------------   ------------   ------------   ------------
Income from investment
  operations# --
  Net investment
    incomeSection........       $ 0.2728       $ 0.5225       $ 0.4949       $ 0.2094       $ 0.4340       $ 0.3807
  Net realized and
    unrealized gain
    (loss) on
    investments..........        (0.1869)        0.0960         0.0896        (0.0528)        1.1038        (1.1094)
                                 -------       ------------   ------------   ------------   ------------   ------------
      Total from
        investment
        operations.......       $ 0.0859       $ 0.6185       $ 0.5845       $ 0.1566       $ 1.5378       $(0.7287)
                                 -------       ------------   ------------   ------------   ------------   ------------
Less distributions --
  From net investment
    income...............       $(0.5952)      $(0.5589)      $(0.5571)      $(0.3363)      $(0.4332)      $(0.6250)
  From net realized gain
    on investments.......       --                --             --             --             --           (1.8057)
                                 -------       ------------   ------------   ------------   ------------   ------------
      Total
        distributions....       $(0.5952)      $(0.5589)      $(0.5571)      $(0.3363)      $(0.4332)      $(2.4307)
                                 -------       ------------   ------------   ------------   ------------   ------------
Net asset value -- end of
  period.................       $ 8.4599       $ 8.9692       $ 8.9096       $ 8.8822       $ 9.0619       $ 7.9573
                                 -------       ------------   ------------   ------------   ------------   ------------
                                 -------       ------------   ------------   ------------   ------------   ------------
Total return++...........          0.97%++        7.28%          6.98%          1.91%         19.88%        (6.99)%
Ratios (to average net
  assets)/Supplemental
  dataSection:
  Expenses##.............          0.53%+         0.53%          0.54%          0.53%          0.52%          0.53%
  Net investment
    income...............          6.19%+         5.88%          5.71%          5.23%          5.18%          4.95%
Portfolio turnover.......            --%            --%            --%             2%            27%            12%
Net assets at end of
  period (000 omitted)...       $  3,098       $  3,473       $  3,614       $  4,337       $  4,616       $  3,280

Section The investment adviser and/or the distributor voluntarily waived a portion of their fees, respectively, for certain of the periods indicated. If the fee had been incurred by the Series, the net investment income per share and the ratios would have been:

Net investment income....  $0.2648   $0.4879   $0.4728   $0.2045     --        --
Ratios (to average net
  assets):
  Expenses##.............    0.72% +   0.92%     0.80%     0.62%     --        --
  Net investment
    income...............    6.00% +   5.49%     5.38%     5.08%     --        --

  +  Annualized.
 ++  Not annualized.
  #  Per share data are based on average shares outstanding.
 ## Each of the Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Series' expenses are calculated without reduction for this expense offset arrangement.
 ++ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements

MFS/SUN LIFE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(1) BUSINESS AND ORGANIZATION
The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of twenty-six separate Series (the Series) of shares: Bond Series*, Capital Appreciation Series, Capital Opportunities Series, Emerging Growth Series, Equity Income Series, Global Asset Allocation Series* (formerly World Asset Allocation Series), Global Governments Series* (formerly World Governments Series), Global Growth Series (formerly World Growth Series), Global Total Return Series*, Government Securities Series*, High Yield Series*, International Growth Series, International Growth and Income Series*, Managed Sectors Series, Massachusetts Investors Growth Stock Series, Massachusetts Investors Trust Series, MFS/Foreign & Colonial Emerging Markets Equity Series*, Money Market Series*, New Discovery Series, Research Series, Research Growth and Income Series, Research International Series, Strategic Income Series*, Total Return Series, Utilities Series, and Zero Coupon Series, Portfolio 2000*. The Global Asset Allocation Series, Global Governments Series, Global Growth Series, Global Total Return Series, High Yield Series, Managed Sectors Series, Strategic Income Series, and Utilities Series, are non-diversified as that term is defined in the Investment Company Act of 1940, as amended. The shares of each Series are sold only to variable accounts established by Sun Life Assurance company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York to Trust benefits under variable contracts issued by such companies.

The Series denoted with an asterisk above are included within these financial statements.

(2) SIGNIFICANT ACCOUNTING POLICIES
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

The High Yield Series can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities, and tend to be more sensitive to economic conditions.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Money market instruments are valued at amortized cost, which the Trustees have determined in good faith approximates fair value. The Trust's use of amortized cost is subject to the Trust's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by the Trustees.

Repurchase Agreements - Certain Series of the Trust may enter into repurchase agreements with institutions that the Trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Such Series require that the collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Trust to obtain those securities in the event of a default under the repurchase agreement. The investment advisor monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Series under each such repurchase agreement. Certain Series of the Trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - Certain Series of the Trust may lend their securities to member banks of the Federal Reserve System and to member firms of the New York Stock Exchange or subsidiaries thereof. State Street Bank and Trust Company ("State Street"), as agent, loans the securities to certain brokers (the "Borrowers") approved by the Series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Series with indemnification against Borrower default. The Series bears the risk of loss with respect to the investment of cash collateral.

At June 30, 1999, the value of securities loaned and their cash and U.S. Treasury collateral were as follows:

Series                                                Value        Cash     U.S. Treasury
-----------------------------------------------------------------------------------------
Global Asset Allocation Series....................  $7,981,978  $8,115,726   $      5,000
Global Total Return Series........................   6,731,774   6,787,096             --

Cash collateral is invested in short-term securities, which are included in the Portfolio of Investments. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Series and State Street in its capacity as lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Series and State Street. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Written Options - Certain Series of the Trust may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Series realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Series. The Series, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Series' management on the direction of interest rates.

Futures Contracts - Certain Series of the Trust may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Series is required to deposit with the broker, either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Series each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Series. The Series' investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the Series' relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging may be made when the Series has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the Series may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - Certain Series of the Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Series will enter into forward contracts for hedging purposes as well as for nonhedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For nonhedging purposes, the Series may enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contractual settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discounts are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Certain Series of the Trust use the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally nonrecurring or incurred to protect or enhance the value of high-yield debt securities, are reported as an addition to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - Each Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

Realized gain is reported net of any foreign capital gains tax in the Statement of Operations.

At December 31, 1998, the following Series had a capital loss carryforward for federal income tax purposes which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

                                                    Total Carryover       2002        2003        2004        2005        2006
---------------------------------------------------------------------------------------------------------------------------------
Government Securities Series......................     $6,997,081      $2,746,862  $   78,697  $1,721,078  $2,450,444  $   --
High Yield Series.................................      8,489,633         701,562   2,157,903      --          --       5,630,168
MFS/Foreign & Colonial Emerging Markets Equity
 Series...........................................      4,745,012          --          --          --          --       4,745,012
Money Market Series...............................          1,161             631      --             530      --          --
Zero Coupon Series, Portfolio 2000................         12,172          --           8,386       3,786      --          --

(3) Transactions with Affiliates
The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS), an indirect subsidiary of Sun Life Assurance Company of Canada, to provide overall investment advisory and administrative services and general office facilities. Investment advisory fees are computed daily and paid monthly at an effective annual rate based on a percentage of each Series' average daily net assets. The agreements also provide that each Series will be reimbursed for operating expenses and other expenses in excess of the expense limitation indicated below, calculated based on the average daily net assets of each Series for the fiscal year. Management fees and expense limitations respectively, are as follows:

                                                                    Total
                                                    Management     Expense
                                                       Fee       Limitations
----------------------------------------------------------------------------
Bond Series.......................................     0.60%          N/A
Global Asset Allocation(SM) Series................     0.75%*         N/A
Global Governments Series.........................     0.75%*        1.25%
Global Total Return Series........................     0.75%*         N/A
Government Securities Series......................     0.55%          N/A
High Yield Series.................................     0.75%          N/A
International Growth and Income Series............    0.975%*         N/A
MFS-Registered Trademark-/Foreign & Colonial
 Emerging Markets Equity Series...................     1.25%          N/A
Money Market Series...............................     0.50%         0.60%
Strategic Income Series...........................     0.75%          N/A
Zero Coupon Series, Portfolio 2000................     0.25%         0.50%

*The management fee for the Global Asset Allocation(SM) Series, Global
 Governments Series, and Global Total Return Series is 0.75% of the first $300 million of average daily net assets of each of the Series and 0.675% of the average daily net assets of each Series in excess of $300 million.
 The management fee for the International Growth and Income Series is reduced to 0.925% of the average daily net assets in excess of $500 million.

Under an expense limitation agreement, Sun Life assumed expenses for the six months ended June 30, 1999, amounting to $3,078 for the Zero Coupon Series, Portfolio 2000.

Administrator - Each Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets, provided that the administrative fee is not assessed on Series assets that exceed $3 billion:

First $1 billion..................................  0.0150%
Next $1 billion...................................  0.0125%
Next $1 billion...................................  0.0100%
In excess of $3 billion...........................  0.0000%

The Trust pays no compensation directly to its Trustees or officers who are affiliated with MFS or Sun Life Assurance Company of Canada (U.S.), all of whom receive renumeration for their services to the Trust from MFS or Sun Life Assurance Company of Canada. Certain officers and Trustees of the Trust are officers or directors of MFS or Sun Life Assurance Company of Canada.

(4) PORTFOLIO SECURITIES
Purchases and sales of investments, other than purchased option transactions and short-term obligations were as follows:

                                                                   Global                    Global
                                                                    Asset       Global        Total      Government
                                                                 Allocation   Governments    Return      Securities    High Yield
                                                    Bond Series    Series       Series       Series        Series        Series
----------------------------------------------------------------------------------------------------------------------------------
Purchases
U.S. government securities........................  $21,646,139  $30,771,543  $60,164,899  $21,161,266  $283,486,958  $  1,926,500
                                                    -----------  -----------  -----------  -----------  ------------  ------------
                                                    -----------  -----------  -----------  -----------  ------------  ------------
Investments (non-U.S. government securities)......  $39,767,665  $74,776,099  $33,189,655  $44,108,018  $    --       $169,026,472
                                                    -----------  -----------  -----------  -----------  ------------  ------------
                                                    -----------  -----------  -----------  -----------  ------------  ------------
Sales
U.S. government securities........................  $19,089,864  $26,518,549  $59,869,451  $16,777,947  $238,663,735  $  1,935,720
                                                    -----------  -----------  -----------  -----------  ------------  ------------
                                                    -----------  -----------  -----------  -----------  ------------  ------------
Investments (non-U.S. government securities)......  $24,478,282  $92,102,349  $49,599,101  $44,321,381  $    --       $161,945,159
                                                    -----------  -----------  -----------  -----------  ------------  ------------
                                                    -----------  -----------  -----------  -----------  ------------  ------------

                                                                 MFS/Foreign
                                                                      &
                                                                  Colonial
                                                    International  Emerging                                 Zero Coupon
                                                    Growth and     Markets                      Strategic     Series,
                                                      Income       Equity      Money Market      Income      Portfolio
                                                      Series       Series         Series+        Series        2000
-----------------------------------------------------------------------------------------------------------------------
Purchases
U.S. government securities........................  $   --       $   --       $     --         $1,784,807   $   --
                                                    -----------  -----------  ---------------  -----------  -----------
                                                    -----------  -----------  ---------------  -----------  -----------
Investments (non-U.S. government securities)......  $35,458,304  $10,011,287  $12,002,664,611  $11,040,730  $   --
                                                    -----------  -----------  ---------------  -----------  -----------
                                                    -----------  -----------  ---------------  -----------  -----------
Sales
U.S. government securities........................  $   --       $   --       $     --         $1,630,721   $   417,714
                                                    -----------  -----------  ---------------  -----------  -----------
                                                    -----------  -----------  ---------------  -----------  -----------
Investments (non-U.S. government securities)......  $36,542,783  $8,081,331   $11,998,699,171  $9,302,384   $   --
                                                    -----------  -----------  ---------------  -----------  -----------
                                                    -----------  -----------  ---------------  -----------  -----------

+Purchases and sales of investments for Money Market Series consist solely of short-term obligations.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

                                                       Global Asset    Global     Global Total   Government
                                                        Allocation   Governments     Return      Securities    High Yield
                                          Bond Series     Series       Series        Series        Series        Series
--------------------------------------------------------------------------------------------------------------------------
Aggregate cost..........................  $39,079,018  $120,051,833  $90,491,840  $101,518,980  $489,727,988  $336,826,912
                                          -----------  ------------  -----------  ------------  ------------  ------------
                                          -----------  ------------  -----------  ------------  ------------  ------------
Gross unrealized appreciation...........  $    53,215  $ 11,451,037  $    30,164  $ 11,009,857  $  4,075,871  $  7,438,140
                                          -----------  ------------  -----------  ------------  ------------  ------------
                                          -----------  ------------  -----------  ------------  ------------  ------------
Gross unrealized depreciation...........  $  (925,096) $ (7,576,379) $(3,572,091) $ (3,709,846) $ (9,016,187) $(15,378,682)
                                          -----------  ------------  -----------  ------------  ------------  ------------
                                          -----------  ------------  -----------  ------------  ------------  ------------
  Net unrealized appreciation
    (depreciation)......................  $  (871,881) $  3,874,658  $(3,541,927) $  7,300,011  $ (4,940,316) $ (7,940,542)
                                          -----------  ------------  -----------  ------------  ------------  ------------
                                          -----------  ------------  -----------  ------------  ------------  ------------

                                                                  MFS/Foreign
                                                                       &
                                                                   Colonial
                                                    International  Emerging
                                                     Growth and     Markets                   Strategic    Zero Coupon
                                                       Income       Equity     Money Market    Income        Series,
                                                       Series       Series        Series       Series     Portfolio 2000
------------------------------------------------------------------------------------------------------------------------
Aggregate cost....................................  $ 66,215,732  $23,387,699  $480,555,502  $13,208,196    $  3,029,081
                                                    ------------  -----------  ------------  -----------  --------------
                                                    ------------  -----------  ------------  -----------  --------------
Gross unrealized appreciation.....................  $  9,044,292  $4,268,236   $    --       $  122,846     $     71,152
                                                    ------------  -----------  ------------  -----------  --------------
                                                    ------------  -----------  ------------  -----------  --------------
Gross unrealized depreciation.....................  $ (2,527,304) $(2,123,218) $    --       $ (323,559 )   $   --
                                                    ------------  -----------  ------------  -----------  --------------
                                                    ------------  -----------  ------------  -----------  --------------
  Net unrealized appreciation (depreciation)......  $  6,516,988  $2,145,018   $    --       $ (200,713 )   $     71,152
                                                    ------------  -----------  ------------  -----------  --------------
                                                    ------------  -----------  ------------  -----------  --------------

(5) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest without par value. Transactions in Trust shares during the six months ended June 30, 1999, and December 31, 1998, are presented below.

                                                                        Bond Series
                                                    ---------------------------------------------------
                                                       Six Months Ended
                                                        June 30, 1999              Period Ended
                                                         (Unaudited)            December 31, 1998*
                                                    ----------------------  ---------------------------
                                                     Shares      Amount       Shares         Amount
-------------------------------------------------------------------------------------------------------
Shares sold.......................................  1,993,874  $21,108,747    2,318,393  $   24,240,231
Shares issued to shareholders in reinvestment of
  distributions...................................     43,529      456,184      --             --
Shares reacquired.................................   (229,374)  (2,432,141)    (485,341)     (5,147,887)
                                                    ---------  -----------  -----------  --------------
  Net increase....................................  1,808,029  $19,132,790    1,833,052  $   19,092,344
                                                    ---------  -----------  -----------  --------------
                                                    ---------  -----------  -----------  --------------

*For the period from the commencement of the Series' investment operations, May
 6, 1998, through December 31, 1998.

                                                              Global Asset Allocation Series
                                                    --------------------------------------------------
                                                        Six Months Ended
                                                         June 30, 1999               Year Ended
                                                          (Unaudited)            December 31, 1998
                                                    ------------------------  ------------------------
                                                      Shares       Amount       Shares       Amount
------------------------------------------------------------------------------------------------------
Shares sold.......................................     309,515  $  4,453,174   1,735,664  $ 25,786,468
Shares issued to shareholders in reinvestment of
 distributions....................................     468,438     6,590,924     627,288     9,459,505
Shares reacquired.................................  (1,098,038)  (15,759,329) (2,050,525)  (29,121,176)
                                                    ----------  ------------  ----------  ------------
  Net increase (decrease).........................    (320,085) $ (4,715,231)    312,427  $  6,124,797
                                                    ----------  ------------  ----------  ------------
                                                    ----------  ------------  ----------  ------------

                                                                Global Governments Series
                                                    --------------------------------------------------
                                                        Six Months Ended
                                                         June 30, 1999               Year Ended
                                                          (Unaudited)            December 31, 1998
                                                    ------------------------  ------------------------
                                                      Shares       Amount       Shares       Amount
------------------------------------------------------------------------------------------------------
Shares sold.......................................     475,206  $  5,574,973     751,460  $  8,474,446
Shares issued to shareholders in reinvestment of
  distributions...................................     911,256     9,631,984     119,653     1,288,659
Shares reacquired.................................  (1,112,229)  (12,777,639) (3,049,106)  (33,965,266)
                                                    ----------  ------------  ----------  ------------
  Net increase (decrease).........................     274,233  $  2,429,318  (2,177,993) $(24,202,161)
                                                    ----------  ------------  ----------  ------------
                                                    ----------  ------------  ----------  ------------

                                                              Global Total Return Series
                                                    -----------------------------------------------
                                                      Six Months Ended
                                                        June 30, 1999             Year Ended
                                                         (Unaudited)          December 31, 1998
                                                    ---------------------  ------------------------
                                                     Shares     Amount       Shares       Amount
---------------------------------------------------------------------------------------------------
Shares sold.......................................   638,866  $10,148,170   1,900,268  $ 29,501,676
Shares issued to shareholders in reinvestment of
  distributions...................................   495,794    7,595,566     255,010     3,937,348
Shares reacquired.................................  (473,680)  (7,585,589) (1,022,930)  (15,928,505)
                                                    --------  -----------  ----------  ------------
  Net increase....................................   660,980  $10,158,147   1,132,348  $ 17,510,519
                                                    --------  -----------  ----------  ------------
                                                    --------  -----------  ----------  ------------

                                                                Government Securities Series
                                                    ----------------------------------------------------
                                                        Six Months Ended
                                                         June 30, 1999                Year Ended
                                                          (Unaudited)             December 31, 1998
                                                    ------------------------  --------------------------
                                                      Shares       Amount       Shares        Amount
--------------------------------------------------------------------------------------------------------
Shares sold.......................................   7,712,103  $101,606,248   13,540,558  $ 178,146,550
Shares issued to shareholders in reinvestment of
  distributions...................................   1,962,264    24,646,040    1,852,375     23,191,736
Shares reacquired.................................  (4,443,366)  (58,062,840) (10,971,934)  (144,023,149)
                                                    ----------  ------------  -----------  -------------
  Net increase....................................   5,231,001  $ 68,189,448    4,420,999  $  57,315,137
                                                    ----------  ------------  -----------  -------------
                                                    ----------  ------------  -----------  -------------

                                                                     High Yield Series
                                                    ----------------------------------------------------
                                                        Six Months Ended
                                                         June 30, 1999                Year Ended
                                                          (Unaudited)             December 31, 1998
                                                    ------------------------  --------------------------
                                                      Shares       Amount       Shares        Amount
--------------------------------------------------------------------------------------------------------
Shares sold.......................................   8,258,313  $ 77,621,020   19,323,267  $ 182,977,758
Shares issued to shareholders in reinvestment of
  distributions...................................   3,118,231    28,064,079    2,105,706     20,130,546
Shares reacquired.................................  (8,951,584)  (83,577,051) (14,167,974)  (134,004,601)
                                                    ----------  ------------  -----------  -------------
  Net increase....................................   2,424,960  $ 22,108,048    7,260,999  $  69,103,703
                                                    ----------  ------------  -----------  -------------
                                                    ----------  ------------  -----------  -------------

                                                          International Growth and Income Series
                                                    --------------------------------------------------
                                                        Six Months Ended
                                                         June 30, 1999               Year Ended
                                                          (Unaudited)            December 31, 1998
                                                    ------------------------  ------------------------
                                                      Shares       Amount       Shares       Amount
------------------------------------------------------------------------------------------------------
Shares sold.......................................   2,457,027  $ 31,171,492   4,247,634  $ 52,324,284
Shares issued to shareholders in reinvestment of
  distributions...................................     180,996     2,285,985     153,975     1,998,589
Shares reacquired.................................  (2,105,044)  (26,786,535) (3,280,247)  (40,403,058)
                                                    ----------  ------------  ----------  ------------
  Net increase....................................     532,979  $  6,670,942   1,121,362  $ 13,919,815
                                                    ----------  ------------  ----------  ------------
                                                    ----------  ------------  ----------  ------------

                                                    MFS/Foreign & Colonial Emerging Markets Equity
                                                                        Series
                                                    -----------------------------------------------
                                                      Six Months Ended
                                                        June 30, 1999             Year Ended
                                                         (Unaudited)          December 31, 1998
                                                    ---------------------  ------------------------
                                                     Shares     Amount       Shares       Amount
---------------------------------------------------------------------------------------------------
Shares sold.......................................   920,917  $ 8,049,543   1,812,274  $ 17,009,645
Shares issued to shareholders in reinvestment of
  distributions...................................     --         --           71,423       759,940
Shares reacquired.................................  (502,223)  (4,110,492) (1,789,384)  (16,558,236)
                                                    --------  -----------  ----------  ------------
  Net increase....................................   418,694  $ 3,939,051      94,313  $  1,211,349
                                                    --------  -----------  ----------  ------------
                                                    --------  -----------  ----------  ------------

                                                                      Money Market Series
                                                    --------------------------------------------------------
                                                         Six Months Ended
                                                           June 30, 1999                 Year Ended
                                                            (Unaudited)               December 31, 1998
                                                    ---------------------------  ---------------------------
                                                       Shares        Amount         Shares        Amount
------------------------------------------------------------------------------------------------------------
Shares sold.......................................   308,684,312  $ 308,684,312   814,050,457  $ 814,050,457
Shares issued to shareholders in reinvestment of
  distributions...................................    10,100,271     10,100,271    19,399,147     19,399,147
Shares reacquired.................................  (299,147,935)  (299,147,935) (707,964,912)  (707,964,912)
                                                    ------------  -------------  ------------  -------------
  Net increase....................................    19,636,648  $  19,636,648   125,484,692  $ 125,484,692
                                                    ------------  -------------  ------------  -------------
                                                    ------------  -------------  ------------  -------------

                                                    Strategic Income Series
                                          -------------------------------------------
                                           Six Months Ended
                                             June 30, 1999          Period Ended
                                              (Unaudited)        December 31, 1998*
                                          -------------------  ----------------------
                                          Shares     Amount     Shares      Amount
-------------------------------------------------------------------------------------
Shares sold.............................  604,742  $6,111,761  1,127,549  $11,109,024
Shares issued to shareholders in
  reinvestment of distributions.........   26,738     271,924     --          --
Shares reacquired.......................  (83,043)   (836,100)  (352,905)  (3,456,275)
                                          -------  ----------  ---------  -----------
  Net increase..........................  548,437  $5,547,585    774,644  $ 7,652,749
                                          -------  ----------  ---------  -----------
                                          -------  ----------  ---------  -----------

*For the period from the commencement of the Series' investment operations, May
 6, 1998, through December 31, 1998.

                                                       Zero Coupon Series, Portfolio 2000
                                                    -----------------------------------------
                                                     Six Months Ended
                                                      June 30, 1999          Year Ended
                                                       (Unaudited)        December 31, 1998
                                                    ------------------  ---------------------
                                                    Shares    Amount     Shares     Amount
---------------------------------------------------------------------------------------------
Shares sold.......................................   11,618  $ 104,109    94,914  $   837,608
Shares issued to shareholders in reinvestment of
 distributions....................................   24,543    207,141    24,952      212,590
Shares reacquired.................................  (57,196)  (511,586) (138,240)  (1,222,792)
                                                    -------  ---------  --------  -----------
  Net decrease....................................  (21,035) $(200,336)  (18,374) $  (172,594)
                                                    -------  ---------  --------  -----------
                                                    -------  ---------  --------  -----------

(6) FINANCIAL INSTRUMENTS
Certain Series of the Trust may trade financial instruments with off-balance-sheet risk in the normal course of their investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, futures contracts, and swap agreements.

The notional or contractual amounts of these instruments represent the investment the Series have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at June 30, 1999, is shown below and on the following pages.

Written Option Transactions_--_Global Asset Allocation Series

                                                   1999 Calls                      1999 Puts
                                          -----------------------------  -----------------------------
                                          Principal Amounts              Principal Amounts
                                            of Contracts                   of Contracts
                                            (000 Omitted)     Premiums     (000 Omitted)     Premiums
------------------------------------------------------------------------------------------------------
OUTSTANDING, BEGINNING OF PERIOD --
 Hong Kong Dollars......................       --             $  --             60,324       $ 198,989
  Japanese Yen..........................      1,073,275          85,465       --                --
  Japanese Yen/Euro.....................        498,684          59,695       --                --
Options written --
  Australian Dollars....................         17,026         154,854         11,363          73,731
  British Pounds........................          9,100          55,795       --                --
  Canadian Dollars......................          8,328          12,102          8,620          13,733
  Euro..................................          6,161          36,914         10,815          67,254
  Euro/British Pounds...................          3,831          44,339          3,685          20,345
  Japanese Yen..........................      5,130,365         498,684      1,402,427          97,097
  Swedish Krone/British Pounds..........         51,220          74,257       --                --
Options terminated in closing
transactions --
  Australian Dollars....................       --                --            (11,363)        (73,731)
  Euro/British Pounds...................         (3,831)        (44,339)        (3,685)        (20,345)
  Japanese Yen..........................       --                --           (658,227)        (39,757)
  Japanese Yen/Euro.....................       (498,684)        (59,695)      --                --
Options expired --
  Australian Dollars....................        (10,641)        (82,320)      --                --
  British Pounds........................         (9,100)        (55,795)      --                --
  Canadian Dollars......................         (8,328)        (12,102)        (8,620)        (13,733)
  Euro..................................       --                --            (10,815)        (67,254)
  Hong Kong Dollars.....................       --                --            (60,324)       (198,989)
  Japanese Yen..........................     (3,766,777)       (347,100)      (744,200)        (57,340)
  Swedish Krone/British Pounds..........        (51,220)        (74,257)      --                --
                                                              ---------                      ---------
OUTSTANDING, END OF PERIOD..............                      $ 346,497                      $  --
                                                              ---------                      ---------
                                                              ---------                      ---------
OPTIONS OUTSTANDING AT END OF PERIOD
CONSIST OF:
  Australian Dollars....................          6,385       $  72,534       --             $  --
  Euro..................................          6,161          36,914       --                --
  Japanese Yen..........................      2,436,863         237,049       --                --
                                                              ---------                      ---------
OUTSTANDING, END OF PERIOD..............                      $ 346,497                      $  --
                                                              ---------                      ---------
                                                              ---------                      ---------

Certain options denominated in foreign currencies have been redenominated in accordance with the euro conversion.

At June 30, 1999, the Series had sufficient cash and/or securities at least equal to the value of the written options.

Written Option Transactions_--_Global Governments Series

                                                   1999 Calls                      1999 Puts
                                          -----------------------------  -----------------------------
                                          Principal Amounts              Principal Amounts
                                            of Contracts                   of Contracts
                                            (000 Omitted)     Premiums     (000 Omitted)     Premiums
------------------------------------------------------------------------------------------------------
OUTSTANDING, BEGINNING OF PERIOD --
 Japanese Yen...........................        859,341       $  68,429       --             $  --
  Japanese Yen/Euro.....................        399,429          47,814       --                --
Options written --
  Australian Dollars....................         12,654         117,250          8,162          51,752
  British Pounds........................          7,085          43,498       --                --
  Euro..................................       --                --              3,352          20,082
  Euro/British Pounds...................          1,770          20,481          1,702           9,398
  Japanese Government Bonds.............       --                --          2,850,000         326,025
  Japanese Yen..........................      2,978,012         313,482      1,102,266          76,733
  Swedish Krone/British Pounds..........         41,010          59,456       --                --
Options terminated in closing
transactions --
  Australian Dollars....................         (4,968)        (45,069)        (8,162)        (51,752)
  Euro..................................       --                --             (3,352)        (20,082)
  Euro/British Pounds...................         (1,770)        (20,481)        (1,702)         (9,398)
  Japanese Government Bonds.............       --                --         (1,660,000)       (171,910)
  Japanese Yen..........................       (412,976)        (91,331)      (492,266)        (29,733)
  Japanese Yen/Euro.....................       (399,429)        (47,814)      --                --
Options expired --
  Australian Dollars....................         (2,707)        (15,620)      --                --
  British Pounds........................         (7,085)        (43,498)      --                --
  Japanese Yen..........................     (2,019,903)       (144,825)      (610,000)        (47,000)
  Swedish Krone/British Pounds..........        (41,010)        (59,456)      --                --
                                                              ---------                      ---------
OUTSTANDING, END OF PERIOD..............                      $ 202,316                      $ 154,115
                                                              ---------                      ---------
                                                              ---------                      ---------
OPTIONS OUTSTANDING AT END OF PERIOD
CONSIST OF:
 Australian Dollars.....................          4,979       $  56,561       --             $  --
  Japanese Yen..........................      1,404,474         145,755       --                --
  Japanese Government Bonds.............       --                --          1,190,000         154,115
                                                              ---------                      ---------
OUTSTANDING, END OF PERIOD..............                      $ 202,316                      $ 154,115
                                                              ---------                      ---------
                                                              ---------                      ---------

Certain options denominated in foreign currencies have been redenominated in accordance with the euro conversion.

At June 30, 1999, the Series had sufficient cash and/or securities at least equal to the value of the written options.

Written Option Transactions_--_Global Total Return Series

                                                    1999 Calls                      1999 Puts
                                          ------------------------------  -----------------------------
                                          Principal Amounts               Principal Amounts
                                             of Contracts                   of Contracts
                                            (000 Omitted)      Premiums     (000 Omitted)     Premiums
-------------------------------------------------------------------------------------------------------
OUTSTANDING, BEGINNING OF PERIOD --             --             $  --           --             $  --
Options written --
  Australian Dollars....................           1,169           6,745          1,254          10,308
  Swedish Krone/British Pounds..........          16,302          23,634       --                --
  Japanese Government Bond Futures......        --                --            690,000          77,600
  Japanese Yen..........................         218,800          11,800        244,000          18,800
Options terminated in closing
transactions --
  Australian Dollars....................        --                --             (1,254)        (10,308)
  Japanese Government Bond Futures......        --                --           (440,000)        (45,223)
Options expired --
  Australian Dollars....................          (1,169)         (6,745)      --                --
  Swedish Krone/British Pounds..........         (16,302)        (23,634)      --                --
  Japanese Yen..........................        (218,800)        (11,800)      (244,000)        (18,800)
                                                               ---------                      ---------
OUTSTANDING, END OF PERIOD..............                       $  --                          $  32,377
                                                               ---------                      ---------
                                                               ---------                      ---------
OPTIONS OUTSTANDING AT END OF PERIOD
CONSIST OF:
 Japanese Government Bond Futures.......        --             $  --            250,000       $  32,377

At June 30, 1999, the Series had sufficient cash and/or securities at least equal to the value of the written options.

Written Option Transactions_--_Strategic Income Series

                                                    1999 Calls                      1999 Puts
                                          ------------------------------  -----------------------------
                                          Principal Amounts               Principal Amounts
                                             of Contracts                   of Contracts
                                            (000 Omitted)      Premiums     (000 Omitted)     Premiums
-------------------------------------------------------------------------------------------------------
OUTSTANDING, BEGINNING OF PERIOD --
 Japanese Yen...........................        --             $  --             66,793       $  5,319
  Japanese Yen/Euro.....................        --                --             28,888          3,458
Options written --
  Australian Dollars....................           1,237          12,193            768          4,460
  British Pounds........................           1,789           5,690       --                --
  Canadian Dollars......................             783           1,138            810          1,291
  Euro..................................             594           3,559            965          5,989
  Euro/British Pounds...................             152           1,756            146            806
  Japanese Yen..........................         457,273          42,391        121,363          8,224
  Swedish Krone/British Pounds..........           3,188           4,621       --                --
Options terminated in closing
transactions --
  Australian Dollars....................            (511)         (4,638)          (768)        (4,460 )
  Canadian Dollars......................            (783)         (1,138)          (810)        (1,291 )
  Euro..................................        --                --               (965)        (5,989 )
  Euro/British Pounds...................            (152)         (1,756)          (146)          (806 )
  Japanese Yen..........................        (109,706)        (12,401)       (67,683)        (4,088 )
  Japanese Yen/Euro.....................        --                --            (28,888)        (3,458 )
Options expired --
  Australian Dollars....................            (123)           (710)      --                --
  British Pounds........................          (1,789)         (5,690)
  Japanese Yen..........................        (108,627)         (7,220)      (120,473)        (9,455 )
  Swedish Krone/British Pounds..........          (3,188)         (4,621)      --                --
                                                               ---------                      ---------
OUTSTANDING, END OF PERIOD..............                       $  33,174                      $  --
                                                               ---------                      ---------
                                                               ---------                      ---------
OPTIONS OUTSTANDING AT END OF PERIOD
CONSIST OF:
 Australian Dollars.....................             603       $   6,845       --             $  --
  Euro..................................             594           3,559       --                --
  Japanese Yen..........................         238,940          22,770       --                --
                                                               ---------                      ---------
OUTSTANDING, END OF PERIOD..............                       $  33,174                      $  --
                                                               ---------                      ---------
                                                               ---------                      ---------

Certain options denominated in foreign currencies have been redenominated in accordance with the euro conversion.

At June 30, 1999, the Series had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                                                         Net
                                                                                                                     Unrealized
                                                       Settlement       Contracts to     In Exchange   Contracts at  Appreciation
Series                                    Transaction     Date        Deliver/Receive        For          Value      (Depreciation)
--------------------------------------------------------------------------------------------------------------------------------
Global Asset Allocation Series                 Sales      9/16/99       CAD   2,147,367   $1,470,799   $  1,460,461   $  10,338
                                                          9/16/99       CHF   6,348,678    4,162,794      4,119,385      43,409
                                                          9/16/99       DKK  24,675,738    3,508,565      3,438,777      69,788
                                                          4/17/00       HKD  91,257,059   11,643,104     11,667,290     (24,186)
                                                          9/16/99      JPY  349,871,415    2,990,354      2,925,404      64,950
                                                                                         ------------  ------------  -----------
                                                                                          $23,775,616  $ 23,611,317   $ 164,299
                                                                                         ------------  ------------  -----------
                                                                                         ------------  ------------  -----------
--------------------------------------------------------------------------------------------------------------------------------
                                           Purchases      9/16/99       AUD   2,128,100   $1,409,654   $  1,407,354   $  (2,300)
                                                          9/16/99      JPY  354,188,182    2,993,933      2,961,499     (32,434)
                                                          9/16/99        NZD     66,309       35,508         35,132        (376)
                                                                                         ------------  ------------  -----------
                                                                                          $4,439,095   $  4,403,985   $ (35,110)
                                                                                         ------------  ------------  -----------
                                                                                         ------------  ------------  -----------

Forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $173,151 with Deutsche Bank, $156,327 with First Boston and a net payable of $111,101 with Merrill Lynch at June 30, 1999.

At June 30, 1999 the Series had sufficient cash and/or securities to cover any commitments under these contracts.

Forward Foreign Currency Exchange Contracts

                                                                                                                       Net
                                                                                                       Contracts   Unrealized
                                                       Settlement      Contracts to     In Exchange       at       Appreciation
Series                                    Transaction     Date        Deliver/Receive       For          Value     (Depreciation)
------------------------------------------------------------------------------------------------------------------------------
Global Governments Series                      Sales      9/16/99       DKK 12,622,319   $1,794,728   $ 1,759,029   $  35,699
                                                          9/16/99       NZD  9,050,509    4,846,547     4,795,231      51,316
                                                                                        ------------  -----------  -----------
                                                                                         $6,641,275   $ 6,554,260   $  87,015
                                                                                        ------------  -----------  -----------
                                                                                        ------------  -----------  -----------
------------------------------------------------------------------------------------------------------------------------------
                                           Purchases      9/16/99       AUD  2,966,574   $1,965,058   $ 1,961,853   $  (3,205)
                                                          9/16/99       CAD  3,724,030    2,550,706     2,532,776     (17,930)
                                                          9/16/99       NZD  4,371,569    2,316,932     2,316,189        (743)
                                                                                        ------------  -----------  -----------
                                                                                         $6,832,696   $ 6,810,818   $ (21,878)
                                                                                        ------------  -----------  -----------
                                                                                        ------------  -----------  -----------

Forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $200,510 with First Boston and a net payable of $365,902 with Deutsche Bank and $330,502 with Merrill Lynch at June 30, 1999.

At June 30, 1999 the Series had sufficient cash and/or securities to cover any commitments under these contracts.

Forward Foreign Currency Exchange Contracts

                                                                                                             Net
                                                                                             Contracts   Unrealized
                                             Settlement      Contracts to     In Exchange       at       Appreciation
Series                          Transaction     Date        Deliver/Receive       For          Value     (Depreciation)
--------------------------------------------------------------------------------------------------------------------
Global Total Return Series           Sales      9/16/99       AUD  4,014,079   $2,658,926   $ 2,654,588   $   4,338
                                                9/16/99       DKK 12,898,187    1,833,952     1,797,473      36,479
                                                9/16/99       NZD  3,678,952    1,970,079     1,949,219      20,860
                                                                              ------------  -----------  -----------
                                                                               $6,462,957   $ 6,401,280   $  61,677
                                                                              ------------  -----------  -----------
                                                                              ------------  -----------  -----------
--------------------------------------------------------------------------------------------------------------------
                                 Purchases      9/16/99        CAD     1,220   $      836   $       830   $      (6)
                                                9/16/99       NZD  1,463,163      775,476       775,227        (249)
                                                                              ------------  -----------  -----------
                                                                               $  776,312   $   776,057   $    (255)
                                                                              ------------  -----------  -----------
                                                                              ------------  -----------  -----------

Forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $40,655 with First Boston and $5,538 with Merrill Lynch and a net payable of $12,383 with Deutsche Bank at June 30, 1999.

At June 30, 1999, the Series had sufficient cash and/or securities to cover any commitments under these contracts.

Forward Foreign Currency Exchange Contracts

                                                                                                             Net
                                                                               Contracts                 Unrealized
                                             Settlement      Contracts to         at       In Exchange   Appreciation
Series                          Transaction     Date        Deliver/Receive      Value         For       (Depreciation)
--------------------------------------------------------------------------------------------------------------------
Strategic Income Series          Purchases      9/16/99       AUD    448,214  $   296,413   $  296,897    $    (484)
                                                9/16/99      JPY  38,597,399      322,728      326,262       (3,534)
                                                                              -----------  ------------  -----------
                                                                              $   619,141   $  623,159    $  (4,018)
--------------------------------------------------------------------------------------------------------------------
                                     Sales      9/16/99        CAD    73,134  $    49,740   $   50,092    $     352
                                                9/16/99       CHF    375,951      243,938      246,509        2,571
                                                4/25/00       HKD  8,235,783    1,052,947    1,050,796       (2,151)
                                                9/16/99      JPY  38,118,396      318,722      325,798        7,076
                                                9/16/99       NZD    536,508      284,258      287,300        3,042
                                                                              -----------  ------------  -----------
                                                                              $ 1,949,605   $1,960,495    $  10,890
                                                                              -----------  ------------  -----------
                                                                              -----------  ------------  -----------

At June 30, 1999, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $43,359 with Merrill Lynch and $4,996 with First Boston and a net receivable of $8,283 with Deutsche Bank.

At June 30, 1999, the Series had sufficient cash and/or securities to cover any commitments under these contracts.

Futures Contracts -- Global Asset Allocation Series

Description                                                                                       Expiration   Contracts
--------------------------------------------------------------------------------------------------------------------------
Nikkei 225                                                                                          9/09/99           40
DAX index                                                                                           9/17/99            8
FTSE 100                                                                                            9/17/99           54
CAC 40 Index                                                                                        9/29/99           54
Japan Government Bonds                                                                              9/08/99            9
S & P 500 Barra Value Index Futures                                                                 9/16/99           39
S & P Barra Growth Index Futures                                                                    9/16/99           33

                                                                                                             Unrealized
------------------------------------------------------------------------------------------------
Nikkei 225                                                                                          Long      $ 172,980
DAX index                                                                                           Short       (21,725)
FTSE 100                                                                                            Short       106,675
CAC 40 Index                                                                                        Short       (19,749)
Japan Government Bonds                                                                              Long       (301,140)
S & P 500 Barra Value Index Futures                                                                 Long        171,304
S & P Barra Growth Index Futures                                                                    Short      (455,125)
                                                                                                             -----------
                                                                                                              $(346,780)
                                                                                                             -----------
                                                                                                             -----------

At June 30, 1999, the Series had sufficient cash and/or securities to cover margin requirements on open futures contracts.

(7) RESTRICTED SECURITIES
Each Series of the Trust is restricted from investing more than a certain amount of its net assets in securities which are subject to legal or contractual restrictions on resale. Such restrictions range between 0% and 15% of the Series' net assets. At June 30, 1999, the High Yield Series, MFS/Foreign & Colonial Emerging Markets Equity Series, and Strategic Income Series owned the following restricted securities (consisting of 0.74%, 2.50%, and 0.92% of the net assets of each series, respectively) which may not be publicly sold without registration under the Securities Act of 1933. The Trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in good faith by or at the direction of the Trustees.

                                                                                          Date of    Principal/Share
Series             Description                                                          Acquisition    Amount        Cost
-----------------------------------------------------------------------------------------------------------------------------
High Yield Series  Airplane Pass Through Trust, 10.875s, 2019                              3/13/96      700,000   $   700,000
                   Atlantic Gulf Communities Corp.                                         9/25/95           30       --
                   Merrill Lynch Mortgage Investors Inc., 8.372s, 2022                     6/22/97      500,000       346,563
                   NTL, Inc., 0s to 2004, 9.75s to 2009                                    4/14/99    1,400,000     1,398,656
                                                                                                                  -----------
                                                                                                                  $ 2,445,219
                                                                                                                  -----------
                                                                                                                  -----------


Series                Value
-----------------
High Yield Series  $   699,510
                            19
                       465,781
                     1,334,872
                   -----------
                   $ 2,500,182
                   -----------
                   -----------

                                                                                            Date of   Principal/Share
Series                             Description                                             Acquisition   Amount      Cost
----------------------------------------------------------------------------------------------------------------------------
MFS/Foreign & Colonial Emerging    Malayan Banking Berhad                                   05/24/99      29,000   $  76,497
  Markets Equity Series            Malaysia International Shipping Corp. Berhad             05/24/99      45,000      77,924
                                   Public Bank Berhad                                       05/27/99      65,000      63,617
                                   Resorts World Berhad                                     05/24/99      34,000      63,960
                                   RHB Capital Berhad                                       05/24/99      28,000      31,097
                                   Rothmans of Pall Mall                                    05/24/99       7,000      51,225
                                   Sime Darby Berhad                                        05/24/99      55,000      69,536
                                   Telekom Malaysia Berhad                                  05/24/99      40,000     129,542
                                   Tenaga Nasional Berhad                                   05/24/99      36,000      78,725
                                                                                                                   ---------
                                                                                                                   $ 642,123
                                                                                                                   ---------
                                                                                                                   ---------

Strategic Income Series            Russian Principal Loans, 3.438s, 2020                     6/15/99   1,000,000   $ 117,500


Series                               Value
---------------------------------
MFS/Foreign & Colonial Emerging    $  82,650
  Markets Equity Series               78,187
                                      64,675
                                      76,075
                                      34,300
                                      50,313
                                      68,475
                                     142,000
                                      78,750
                                   ---------
                                   $ 675,425
                                   ---------
                                   ---------
Strategic Income Series            $ 121,300

(8) LINE OF CREDIT
The Trust and other affiliated funds participate in a $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each Series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fees allocated to each Series for the six months ended June 30, 1999, are as follows:

                                                                                                               Commitment
                                                                                                                   Fee
---------------------------------------------------------------------------------------------------------------------------
Bond Series.................................................................................................    $      58
Global Asset Allocation Series..............................................................................          370
Global Governments Series...................................................................................          313
Global Total Return Series..................................................................................          356
Government Securities Series................................................................................          780
High Yield Series...........................................................................................        1,158
International Growth and Income Series......................................................................          272
MFS/Foreign & Colonial Emerging Markets Equity Series.......................................................           31
Money Market Series.........................................................................................        1,698
Strategic Income Series.....................................................................................           52
Zero Coupon Series, Portfolio 2000..........................................................................           11

The Series had no significant borrowings during the period.

        ---------------------------------------------------------------

THIS MFS-REGISTERED TRADEMARK-/SUN LIFE SERIES TRUST SEMIANNUAL REPORT IS PREPARED FOR THE GENERAL INFORMATION OF CONTRACT OWNERS. IT IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY THE CURRENT PROSPECTUS.

                      MFS' YEAR 2000 READINESS DISCLOSURE

       MFS Investment Management-Registered Trademark-, as an investment adviser and on behalf of the MFS portfolios, is committed to the effective use of technology in managing our portfolio investments, delivering high-quality service to MFS shareholders and contract owners, retirement plan participants and MFS' institutional clients, and supporting the financial advisers who sell our products. With that in mind, we created a separately funded Year 2000 Program Management Office in 1996 comprised of a specialized staff reporting directly to MFS senior management.

       The Year 2000 (Y2K) problem arises because calendar-year fields in computers and software applications traditionally have used two-digit codes so that, for example, the year 1998 is coded as "98," with the "19" being implied. In the year 2000, unless necessary corrections have been made, computer applications may assume "00" refers to 1900 rather than 2000, thus resulting in systems failures or miscalculations. To address this issue, our team of dedicated business and technology managers, working with outside experts, is taking steps to ascertain the Y2K readiness of MFS' internal systems and is working with our external systems vendors to determine whether they expect their systems to be ready.

       MFS recognizes that fund shareholders, contract owners, and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS-Registered Trademark-Original Research(sm) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness. Each year, MFS' research analysts and portfolio managers conduct more than 1,000 on-site meetings with companies whose securities are, or may be, held in fund and client portfolios, and host an additional 1,500 meetings at MFS' headquarters. When assessing the Y2K readiness of these companies, MFS' research analysts and portfolio managers may rely upon discussions at these meetings as well as SEC disclosure documents and third-party reports.

       Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS shareholders of MFS funds, participants in retirement plans administered by MFS, or MFS' institutional clients.

       If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com or contact the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

                         YEAR 2000 READINESS DISCLOSURE

                                     [LOGO]

       The potential hazard of computers having difficulty dealing with the year 2000 has been widely reported in the media. Essentially, the "Y2K" problem stems from some computer software being written in a way that will handle only two digits of a year rather than the full four digits. This becomes a problem when 2000 is perceived as simply "00", with the result that the computer software interprets the date as 1900 rather than 2000.

       Sun Life began working on this problem in 1995 when a Company strategy for dealing with the issue was approved by systems management. It was apparent that effective support from senior management was a key component to successfully correcting Sun Life's systems. For this reason, in early 1996 Sun Life's Chairman and CEO delivered a clear mandate to make Y2K a top priority. Since that time project teams have inventoried and assessed nearly 2000 systems around the Company.

       The vast majority of Sun Life's systems have already been tested, and, based on these tests, have been certified as compliant. The relatively few remaining systems will be certified compliant during the course of 1999. Even though relatively few Y2K bugs were actually found during analysis, it has been Sun Life's policy to test every system before it can be certified as compliant. The price tag for this massive project has been steep--over $100 million (Cdn). However, we consider the money well spent when it means that Sun Life can move into the year 2000 and beyond confident that our systems will support Sun Life's position as a leader in the financial services industry.

       THE PRECEDING IS A YEAR 2000 READINESS DISCLOSURE PURSUANT TO THE YEAR 2000 READINESS DISCLOSURE ACT ENACTED BY THE UNITED STATES CONGRESS ON OCTOBER 19, 1998.

MFS-REGISTERED TRADEMARK-/SUN LIFE SERIES TRUST
500 Boylston Street, Boston, MA 02116-3741

TRUSTEES

JOHN D. McNEIL*, Chairman, President and Trustee
FORMER CHAIRMAN, Sun Life Assurance Company of Canada,
Toronto, Ontario, Canada

SAMUEL ADAMS, Trustee
PARTNER, Warner & Stackpole,
Boston, Massachusetts

DAVID D. HORN*, Trustee
FORMER SENIOR VICE PRESIDENT AND GENERAL MANAGER,
Sun Life Assurance Company of Canada,
Wellesley Hills, Massachusetts

GARTH MARSTON, Trustee
FORMER CHAIRMAN, The Provident Institution for Savings,
Boston, Massachusetts

DERWYN F. PHILLIPS, Trustee
FORMER VICE CHAIRMAN, The Gillette Company,
Marblehead, Massachusetts

WILLIAM R. GUTOW, Trustee
VICE CHAIRMAN, Capitol Entertainment Management Company;
PRIVATE INVESTOR AND REAL ESTATE CONSULTANT,
Dallas, Texas

J. KERMIT BIRCHFIELD, Trustee
CONSULTANT; CHAIRMAN, Display Technology, Inc.
MANAGING DIRECTOR, Century Partners, Inc.,
Gloucester, Massachusetts

OFFICERS+
JAMES R. BORDEWICK, JR., ASSISTANT SECRETARY
MARK E. BRADLEY, ASSISTANT TREASURER
STEPHEN E. CAVAN, SECRETARY AND CLERK
W. THOMAS LONDON, TREASURER
ELLEN MOYNIHAN, ASSISTANT TREASURER
JAMES O. YOST, ASSISTANT TREASURER

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

PORTFOLIO MANAGERS+

JEAN O. ALESSANDRO
DAVID A. ANTONELLI
JOHN W. BALLEN
ARNAB KUMAR BANERJI
STEPHEN C. BRYANT
DAVID M. CALABRO
JEFFREY CHOWDHRY
MITCHELL D. DYNAN
JOSEPH C. FLAHERTY, JR.
GEOFFREY L. KURINSKY
JOHN D. LAUPHEIMER, JR.
DAVID R. MANNHEIM
PAUL M. McMAHON
STEVEN E. NOTHERN
LISA B. NURME
STEPHEN PESEK
BERNARD A. SCOZZAFAVA
MAURA A. SHAUGHNESSY
TONI Y. SHIMURA
FREDERICK J. SIMMONS
BRIAN E. STACK

*Affiliated with the Sponsor.
+Affiliated with the Investment Adviser.                        SUN-3A 8/99 188M